[GE LOGO OMITTED]

GE
Investments
Funds, Inc.


Semi-Annual Report
June 30, 1998

                                                      GE Investments Funds, Inc.
--------------------------------------------------------------------------------

Understanding Your Report
--------------------------------------------------------------------

A Letter from the Chairman ..................................     2

Review of Performance and Schedule of Investments

   GE Investments Funds' Portfolio Managers' Q&As and
   Schedules of Investments

   International Equity Fund ................................     3

   Real Estate Securities Fund ..............................     7

   Premier Growth Equity Fund ...............................    10

   Value Equity Fund ........................................    13

   U.S. Equity Fund .........................................    16

   S&P 500 Index Fund .......................................    21

   Total Return Fund ........................................    28

   Global Income Fund .......................................    35

   Fixed Income Funds .......................................    38
      Income Fund
      Money Market Fund

   Notes to Performance and Notes to Schedules of
     Investments ............................................    46

Financial Statements ........................................    47

   Financial Highlights and Statements of Assets and
   Liabilities, Operations, and Changes in Net Assets

Notes to the Financial Statements ...........................    60

GE Investments Funds' Investment Team ....................... inside back cover


This report has been prepared for the shareholders of GE Investments Funds, Inc. It is not authorized for use as an offer of sale or a solicitation of an offer to buy the GE Investment Funds, Inc. unless accompanied or preceded by the current prospectus of the GE Investments Funds, Inc.

                                                      A LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

Dear Shareholder:

Following its best consecutive three-year performance history, the S&P 500 Index continued to record solid investment results during the first half of 1998, advancing 17.74%. While few can find fault with a market that continues to deliver superior investment results, one must wonder if stocks may be due for a correction. Indeed, market valuations are at historical highs, and the economic and currency problems along the Pacific Rim could affect the state of our economy. However, the factors that have helped drive domestic stock prices higher over the past three and a half years -- namely benign inflation, good corporate earnings and low interest rates -- remain in place.

During the first six months of 1998, bond prices also posted solid investment results, as the yield on the benchmark 30-year Treasury Bond declined from 5.92% at the start of the year to 5.62% on June 30, 1998. Bonds realized most of their gains during the second quarter, thanks in large part to weaker-than-expected economic reports and the re-emergence of Asia's economic woes. Should the U.S. economy continue to slow in the second half of the year, we may see the Federal Reserve abandon its neutral monetary policy and reduce short-term interest rates, which could be positive for bond prices.

During the first half of 1998, the most impressive gains took place in Europe. In fact, 13 of the top performing countries that comprise the Dow Jones Global Indexes are located in Europe. Improving economic conditions, the ongoing wave of corporate restructuring across the continent and lower interest rates helped fuel the advance. We believe the outlook for European stocks remains attractive for many reasons.

Beginning in January 1999, 11 countries are slated to go to a single currency, creating a marketplace rivaling that of the U.S. With it, new investment opportunities will emerge. Additionally, governments are privatizing key industries. With Europe's population aging, countries are adopting 401(k)-type savings plans, encouraging equity investing. Falling interest rates are also motivating investors to turn to equities for potentially higher returns.

Even Japan, which has been mired in a slump throughout the 1990s, may be about to turn the proverbial corner. On June 17, the Federal Reserve intervened in the currency markets to help stabilize the falling yen. Since then, the Japanese government has taken steps to improve its underlying economic problems. But the change in political leadership will delay the process for the next several months.

In Latin America, the growth prospects appear favorable, provided countries in the region maintain constructive monetary and fiscal policies and keep inflation under control. While the Asian crisis has had a significant impact on markets in this region, the economies in Latin America are much stronger than their southeast Asian counterparts.

If you have yet to diversify your portfolio to include international investments, you may want to consider doing so during the second half of 1998. On balance, many high-quality growth companies outside the U.S. are trading at attractive valuations, both on a historical as well as absolute basis. And when investing long-term, that's usually a good time to invest.



Sincerely,

/S/ SIGNATURE
Michael J. Cosgrove
Chairman, GE Investments Funds, Inc.






Mike Cosgrove is the President of the Investment Services Group of GE Financial Assurance Holdings, Inc. and GE Investment Distributors, Inc., the funds' distributor. In this role, he is responsible for the marketing, product development and sales of the funds. Mike is also a Trustee of the GE Pension Trust and GE's employee savings program.

In Mike's previous position as Chief Financial Officer of GE Investments and Assistant Treasurer-GE Company, he had financial responsibility for all assets under GE Investments' management. Mike joined GE in 1970. After completing the GE Financial Management Program he held a number of managerial positions in finance and sales in the International Operation, including serving as Vice President and Treasurer and later as Vice President - Countertrade and Barter for GE Trading Company.

Mike graduated from Fordham University in 1970 with a B.S. degree in Economics and received his M.B.A. degree from St. John's University in 1973.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Q&A


Ralph Layman manages the international equity investment process at GE Investments, with total international equity assets under management exceeding $11 billion. Prior to joining GE Investments in 1991, Ralph was Executive Vice President and Partner and Portfolio Manager of International Equity Operations at Northern Capital Management. Previously, he was a Vice President and Portfolio Manager at Templeton Investment Counsel, Inc. He was instrumental in forming Templeton's Emerging Markets Fund, the first listed emerging markets equity fund in the U.S. Ralph is a Trustee of the GE Pension Trust and GE's employee savings program, and serves on GE Investments' Asset Allocation Committee. He is a Chartered Financial Analyst (CFA), a charter member of the International Society of Security Analysts and a member of the New York Society of Security Analysts. Ralph is a graduate of the University of Wisconsin with a B.S. in Economics and a M.S. in Finance.


Q. HOW DID THE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX MONTHS ENDED JUNE 30, 1998?

A. The International Equity Fund posted a total return of 20.04% for the six months ended June 30, 1998. For the same period, the MSCI EAFE returned 15.93% and our Lipper peer group of 110 International annuity funds returned 16.25%.

Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A. The second quarter of 1998 was dominated by the European markets; MSCI Europe rose 5.1%, followed by the U.S. +3.3%, while Japan (-4.6%) and Asia-Pacific (-8.8%) continued to decline. Our disciplined stock selection process led to significant outperformance against the MSCI EAFE benchmark in all regions except Latin America, with the strongest returns coming from Europe where the fund outperformed the regional index.

Q.  WHICH INVESTMENTS STAND OUT?

A. Telecommunication stocks performed exceptionally well during the period. Nokia continues to benefit strongly from the proliferation of digital technology in the cellular world and Mannesman, a German engineering company that transformed to a telecommunications company, has moved from being a restructuring play to a growth stock. The fund's holding in French auto group Renault recently had considerable success with its "new model" program and is just beginning to realize the benefits of a major restructuring program. European financial stocks, such as ING Groep and AXA-UAP, continued to perform well driven primarily by the benign economic environment coupled with industry consolidation and an improving return outlook.

Q. WHAT EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS IN THE PAST SIX MONTHS AND HOW DID THIS IMPACT YOUR FUND?

A. The convergence of the economies and currencies in preparation for the introduction of a common European currency in January 1999 and the continued weakness in the Japanese economy had a major impact on the financial markets. European markets were driven by the official monetary union announcement in May and were marked by persistent cash flows into the European equity markets. Meanwhile, Japan's turmoil threatens a second round of Asian currency devaluation and fears of another correction had negatively effected other regional markets - specifically Latin America. Our fund's overweighted positions in Continental Europe and underweighted positions in Asia benefited from these events. As always, all allocations are based on our bottom-up stock selection process.

Q. WHAT IS YOUR OUTLOOK FOR THE MARKET AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. The key to recovery in the Asian and Latin American economies is held by the Japanese and there is unlikely to be a sustained, fundamentally-driven recovery in these markets until the Japanese government restructures their financial systems. Until we are convinced that measures taken will be successful, we will remain underweighted in both the Japanese and Asian markets and will keep a nominal exposure to Latin America. The underlying environment in Europe remains positive. With corporate restructuring in full swing and an improved economic environment, we believe that we will continue to find good, quality stocks whose valuations stand at a discount to their long-term growth.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

===============================================================================
                            TOP TEN LARGEST HOLDINGS
                                AT JUNE 30, 1998
===============================================================================

  Mannesmann AG                            3.35%
-------------------------------------------------------------------------------
  ING Groep N.V.                           2.95%
-------------------------------------------------------------------------------
  Total S.A. (Class B)                     2.84%
-------------------------------------------------------------------------------
  AXA-UAP                                  2.81%
-------------------------------------------------------------------------------
  Siebe PLC                                2.57%
-------------------------------------------------------------------------------
  Cap Gemini S.A.                          2.44%
-------------------------------------------------------------------------------
  Repsol S.A.                              2.28%
-------------------------------------------------------------------------------
  Nokia AB Oy (Series A)                   2.18%
-------------------------------------------------------------------------------
  Airtours PLC                             2.01%
-------------------------------------------------------------------------------
  Preussag AG                              1.99%
-------------------------------------------------------------------------------


===============================================================================
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR THE PERIODS ENDED JUNE 30, 1998
===============================================================================
                        SIX          ONE            SINCE
                       MONTH        YEAR        COMMENCEMENT
-------------------------------------------------------------------------------
International
  Equity Fund          20.04%      12.51%           14.87%
-------------------------------------------------------------------------------
MSCI EAFE              15.93%       6.10%
-------------------------------------------------------------------------------
Lipper peer group
  average*             16.25%       9.42%
-------------------------------------------------------------------------------
Commencement date  5/1/95
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE

       A fund designed for investors who seek long-term capital growth by investing primarily in foreign equity and equity-related securities.

===============================================================================
                              PORTFOLIO COMPOSITION
                               AS OF JUNE 30, 1998
===============================================================================

                                [PIE CHART OMITTED]

                                 CASH & OTHER 3.0%

                                    EUROPE 77.6%

                                 OTHER REGIONS 8.9%

                                     JAPAN 5.9%

                                  PACIFIC RIM 4.6%

===============================================================================
                             SECTOR DIVERSIFICATION
                               AS OF JUNE 30, 1998
===============================================================================

                                [PIE CHART OMITTED]

                                 CASH & OTHER 5.6%

                                  FINANCIAL 27.0%

                                CAPITAL GOODS 21.6%

                                   CONSUMER 19.0%

                                   SERVICES 15.3%

                                    ENERGY 8.2%

                                BASIC MATERIALS 3.3%

* Lipper performance comparisons are based on average annual total returns for the periods indicated in the International peer group consisting of 110 and 104 underlying annuity funds for the six month and one year periods, respectively.

                      See page 46 for Notes to Performance.
              Past performance is no guarantee of future results.
    The performance data shown does not reflect charges made by the separate account. Inclusion of these charges would reduce the performance quoted.

                               SCHEDULE OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                            INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
                                                    NUMBER
                                                 OF SHARES          VALUE
--------------------------------------------------------------------------------
Common & Preferred Stocks -- 97.0%
--------------------------------------------------------------------------------

Australia -- 2.0%

Brambles Industries Ltd.                            22,925     $  450,971
Coca Cola Amatil Ltd.                               43,026        288,450
                                                                  739,421

Austria -- 0.5%

VA Technologie AG                                    1,444        179,824


Brazil -- 2.7%

Telecomunicacoes Brasileiras
  S.A. ADR                                           4,373        477,477
Telecomunicacoes de Rio de
  Janiero S.A.                                   2,186,425        163,296(a)
Telecomunicacoes de Sao Paulo
  S.A.-Telesp                                       72,629         16,367(a)
Telerj Celular S.A.                              1,961,500        116,667(a)
Telesp Celular S.A.                                 69,369          5,758(a)
Uniao de Banco Brasiliero S.A. GDR                   8,497        250,661
                                                                1,030,226

Canada -- 0.4%

Newcourt Credit Group Inc.                           2,994        146,999


Croatia -- 0.1%

Pliva D D GDR (Regd.)                                2,966         47,456


Finland -- 4.9%

Merita Ltd. (Series A)                              59,036        389,908
Nokia AB Oy (Series A)                              11,150        820,833
Pohjola Insurance Group (Series B)                   1,846         91,945
Sampo Insurance Co. Ltd.
  (Series A)                                        11,589        549,738
                                                                1,852,424

France -- 20.7%

Alstom                                              10,836        356,677(a)
AXA-UAP                                              9,418      1,059,305
Cap Gemini S.A.                                      5,842        917,991
Carrefour S.A.                                         836        528,921
Coflexip S.A. ADR                                    7,613        465,345
Elf Aquitaine S.A. ADR                               2,294        322,527
Lyonnaise Des Eaux S.A.                              3,556        585,246
Michelin CGDE (Regd.) (Class B)                      1,837        106,044
Renault S.A.                                         9,364        532,656
Rhone Poulenc S.A.                                  11,032        622,246
Schneider S.A.                                       9,020        719,279
Societe Generale                                     2,514        522,702
Total S.A. (Class B)                                 8,224      1,069,200
                                                                7,808,139

Germany -- 11.4%

Bayerische Vereinsbank AG                            6,681        566,799
Daimler-Benz AG                                      4,937        485,912
Fresenius Medical Care AG                            4,907        307,461


--------------------------------------------------------------------------------
                                                    NUMBER
                                                  OF SHARES         VALUE
--------------------------------------------------------------------------------
Fresenius Medical Care AG                            1,779     $   82,368(i)
Mannesmann AG                                       12,284      1,263,513
Munchener Ruckvers (Regd.)                           1,210        601,159
Preussag AG                                          2,092        749,359
Volkswagen AG                                          232        224,223
                                                                4,280,794

Greece -- 0.5%

Alpha Credit Bank (Regd.)                            1,678        136,180
Alpha Credit Bank                                    1,678          2,982(a,j)
National Bank Greece S.A. GDR                        1,712         43,132(b)
                                                                  182,294

Hong Kong -- 1.5%

Cheung Kong (Holdings) Ltd.                         15,000         28,362
Giordano International Ltd.                        186,000         37,690
HSBC Holdings PLC (Regd.)                           14,400        352,194
Johnson Electric Holdings                           44,500        164,836
                                                                  583,082

Indonesia -- 0.0%

PT Astra International Inc.                         90,500          6,177
PT Mulia Industrindo                                32,000            546
                                                                    6,723

Israel -- 2.9%

Comverse Technology Inc.                             5,063        262,643(a)
ECI Telecommunications Ltd.                         15,979        605,205
Teva Pharmaceutical Industries Ltd.
  ADR                                                6,547        230,372
                                                                1,098,220

Italy -- 5.8%

Banca Intesa S.p.A.                                  58,845       329,373
Credito Italiano                                     78,796       412,662
Industrie Natuzzi S.p.A. ADR                          2,856        74,256
Montedison S.p.A.                                   438,491       544,180
Saipem                                               45,344       233,005
Telecom Italia Mobile S.p.A.                         95,439       583,887
                                                                2,177,363

Japan -- 5.9%

Canon Inc.                                           25,000       569,538
Credit Saison Co. Ltd.                                1,165        23,170
Honda Motor Co.                                       4,000       142,909
Minebea Co. Ltd.                                      8,000        79,901
NTT Data Corp.                                            7       253,634
Shin-Etsu Chemical Co.                                8,000       138,859
Sony Corp.                                            8,500       734,613
Sumitomo Realty & Development                        30,000       132,784
Takefuji Corp.                                        3,000       138,859
                                                                2,214,267

Mexico -- 1.2%

Gruma S.A. de C.V. (Series B)                        24,270        52,886
Grupo Carso S.A. de C.V. ADR                         27,646       227,647
Grupo Financiero Bancomer S.A
  ADR (Series C)                                     25,287       180,170(b)
                                                                  460,703

--------------------------------------------------------------------------------

See Notes to Schedule of Investments and Notes to Financial Statements.

                             INTERNATIONAL EQUITY FUND JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                                NUMBER
                                              OF SHARES          VALUE
--------------------------------------------------------------------------------

Netherlands -- 5.8%

IHC Caland N.V                                 8,416         $  474,065
ING Groep N.V                                 16,971          1,112,087
Ispat International N.V. (Regd.)
  (Class A)                                    1,644             30,825(a)
Philips Electronics N.V                        6,726            565,808
                                                              2,182,785

Norway -- 0.5%

Den Norske Bank ASA                           36,124            189,469


Panama -- 0.8%

Panamerican Beverages Inc.
  (Class A)                                    9,430            296,456


Peru -- 0.4%

Telefonica del Peru S.A. ADR
  (Class B)                                    7,670            156,756


Philippines -- 0.4%

Metro Bank & Trust Co.                        15,610             91,714
San Miguel Corp.                              38,180             50,357
                                                                142,071

Portugal -- 1.7%

Banco Comercial Portugues (Regd.)             14,993            425,993
Jeronimo Martins SGPS                          4,095            196,853
                                                                622,846

South Africa -- 0.5%

Barlow Ltd.                                   17,037             89,782
Dimension Data Holdings Ltd.                  18,931            102,157
Iscor Ltd.                                    69,011             13,034
                                                                204,973

South Korea -- 0.1%

Kookmin Bank GDR                                   5                 19(b)
Pohang Iron & Steel Co. Ltd. ADR               3,283             39,396
                                                                 39,415

Spain -- 3.8%

Argentaria S.A                                25,932            581,716
Repsol S.A                                    15,599            859,547
                                                              1,441,263

--------------------------------------------------------------------------------
                                              NUMBER
                                            OF SHARES          VALUE
--------------------------------------------------------------------------------
Sweden -- 4.4%

Autoliv Inc. SDR                              17,795         $  568,923
Ericson LM Telephone (Series B)                3,021             88,251
Investor AB (Series B)                         1,210             70,619
Kinnevik AB (Series B)                         2,028             65,981
NetCom Systems AB (Series B)                   7,118            272,637
Pharmacia & Upjohn Inc.                       12,795            590,169
Societe Europeene
  de Communicion                               2,028                  0(a,j)
                                                             1,656,580

Switzerland -- 4.0%

ABB AG                                           313            462,999
Novartis AG (Regd.)                              243            405,027
Zurich Versicherungsgesellschaft
  (Regd.)                                      1,014            648,189
                                                             1,516,215

Taiwan -- 0.6%

Taiwan Semiconductor
  Manufacturing Co.                          108,750            224,713


United Kingdom -- 13.5%

Airtours PLC                                 101,217            758,819
Bank of Scotland PLC                          34,903            391,042
Commercial Union PLC                          14,971            279,467
FKI PLC                                       58,828            171,403
Granada Group PLC                             35,538            653,903
Johnson Matthey PLC                            9,034             81,152
LucasVarity PLC                              126,992            504,652
Railtrack Group PLC                           11,909            292,103
Reed International PLC                        27,903            252,516
Royal & Sun Alliance Insurance
  Group PLC                                   43,442            449,355
Saatchi & Saatchi PLC                         28,749             79,684
SEMA Group PLC                                 4,792             56,818
Siebe PLC                                     48,547            970,275
Vodafone Group PLC                            11,171            141,850
                                                              5,083,039
Total Investments in Securities
  (Cost $31,028,356)                                         36,564,516

-------------------------------------------------------------------------------
Short-Term Investments -- 2.3%
-------------------------------------------------------------------------------

GEI Short Term Investment Fund
  (Cost $855,851)                            855,851            855,851

Other Assets and Liabilities,
  net 0.7%                                                      267,516
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                          $37,687,883
================================================================================


--------------------------------------------------------------------------------

See Notes to Schedule of Investments and Notes to Financial Statements.

                                                     REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

 Q&A

David A. Shapiro of Seneca Capital Management (Seneca), with total assets under management over $5 billion, is the portfolio manager of the Real Estate Securities Fund. David joined Seneca in 1995. In 1992 David became a principal of Asset Holdings Group (he has remained a principal of Asset Holdings Group). From 1982 to 1992, he was a Managing Director of The Adco Group, a real estate development and finance company. David received a B.A. from Columbia University and a J.D. from the University of Arizona.

Q. HOW DID THE REAL ESTATE SECURITIES FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX MONTHS ENDED JUNE 30, 1998?

A. The Real Estate Securities Fund posted a total return of -5.43% for the six months ended June 30, 1998. For the same period, the Wilshire REIT returned -5.31% and our Lipper peer group of 13 Real Estate annuity funds returned -5.12%.

Q.  WHY DID THE FUND UNDERPERFORM THE BENCHMARK?

A. The fund's overweighting in the Office/Industrial sectors contributed to its underperforming its benchmark. According to the Wilshire REIT, the Office sector returned -8.80% and the Industrial sector returned -2.32% during the first half of 1998. The Hotel sector, the fund's third largest position, also did poorly (-11.38%). While the industry encounters these setbacks, however, we continue to select companies that have a strong record of increasing shareholder value with a combination of good dividend payout and value-added growth.

Q.  WHICH SECTORS HAVE YOU LIKED?

A. Despite negative returns, the fund continues to maintain large positions in the Office/Industrial and Hotel sectors. We believe that these sectors present the greatest opportunity for continued growth based upon the lead time and costs associated with producing competitive properties. Additionally, they appear to us to be extremely cheap relative to stocks in other sectors. In the Hotel sector, we like Patriot American Hospitality and Starwood Lodging Trust. In the Office/Industrial sectors, we like Crescent Real Estate Equities, Duke Realty Investments, and Mack-Cali Realty.

Q.  WHAT HAS YOUR INVESTMENT STRATEGY BEEN?

A. At this point in the real estate cycle, we have positioned the portfolio for a balance between growth and value. We continue to favor those companies with superior growth prospects (both internal and external) balanced with value real estate companies (i.e., companies selling at a discount or at small premium to net asset value).

Q. WHAT IS YOUR OUTLOOK FOR THE MARKET AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. The real estate securities market continues to be an active one with new common stock issues of over $21 billion in the first two quarters of 1998. With prices declining in recent months, yields have increased, leading investors back into the market. We have invested heavily in dividend paying companies to insulate the portfolio. We have also increased our weighting in the Apartment sector to add stability to the fund's base. As ever, we have invested in sectors with strong property fundamentals, and though short term results may not be positive, we believe that long term returns will prove otherwise.

                                                    REAL ESTATE SECURITIES FUND
-------------------------------------------------------------------------------


===============================================================================
                       TOP TEN LARGEST HOLDINGS
                           AT JUNE 30, 1998
===============================================================================
  Starwood Lodging Trust                   4.05%
-------------------------------------------------------------------------------
  Equity Residential Properties Trust      3.93%
-------------------------------------------------------------------------------
  Crescent Real Estate Equities Co.        3.63%
-------------------------------------------------------------------------------
  Patriot American Hospitality Inc.        3.32%
-------------------------------------------------------------------------------
  Prentiss Properties Trust                3.20%
-------------------------------------------------------------------------------
  Mack-Cali Realty Corp.                   3.15%
-------------------------------------------------------------------------------
  Avalon Properties Inc.                   2.99%
-------------------------------------------------------------------------------
  Duke Realty Investments Inc.             2.94%
-------------------------------------------------------------------------------
  Urban Shopping Centers Inc.              2.82%
-------------------------------------------------------------------------------
  Equity Office Properties Trust           2.81%
-------------------------------------------------------------------------------


===============================================================================
                     AVERAGE ANNUAL TOTAL RETURN
                 FOR THE PERIODS ENDED JUNE 30, 1998
===============================================================================
                         Six      One    Three       Since
                        Month    Year    Year    Commencement
-------------------------------------------------------------------------------
Real Estate Securities
  Fund                  -5.43%   4.08%   19.45%      20.40%
-------------------------------------------------------------------------------
Wilshire REIT           -5.31%   6.50%   18.99%
-------------------------------------------------------------------------------
Lipper peer group
  average*              -5.12%   8.13%   19.11%
-------------------------------------------------------------------------------
Commencement date       5/1/95
===============================================================================

                               INVESTMENT PROFILE
            A fund designed for investors who seek to maximize total returns through current income and capital appreciation by investing primarily in equity and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry.

===============================================================================
                              PORTFOLIO COMPOSITION
                               AS OF JUNE 30, 1998
===============================================================================

                                [PIE CHART OMITTED]

                              MANUFACTURED HOMES 4.3%

                              OFFICE/INDUSTRIAL 35.5%

                                  APARTMENTS 18.5%

                                    HOTEL 14.2%

                                 CASH & OTHER 7.9%

                            SHORT-TERM INVESTMENTS 7.6%

                                REGIONAL MALLS 7.2%

                                  DIVERSIFIED 4.8%

===============================================================================
                        DURING THE SIX MONTH PERIOD ENDED
                                  JUNE 30, 1998
===============================================================================

    TOP THREE PERFORMERS:
    Avalon Properties Inc.             +99%
    Glenborough Realty Trust Inc.      +14%
    Security Capital Atlantic Inc.     + 9%

    BOTTOM THREE PERFORMERS:
    Sunstone Hotel Investors Inc.      -22%
    Patriot American Hospitality Inc.  -15%
    Mack-Cali Realty Corp.             -14%


* Lipper performance comparisons are based on average annual total returns for the periods indicated in the Real Estate peer group consisting of 13, 12 and 7 underlying annuity funds for the six month, one year and, three year periods, respectively.

                      See page 46 for Notes to Performance.
    Past performance is no guarantee of future results. The performance data shown does not reflect charges made by the separate account. Inclusion of these charges would reduce the performance quoted.

                              SCHEDULE OF INVESTMENTS  JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                          REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
                                                  NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------
Common Stock -- 92.0%
--------------------------------------------------------------------------------

Apartments -- 18.5%

Avalon Properties Inc.                           44,260         $ 1,681,885
Berkshire Realty Company Inc.                    84,500             987,594
Equity Residential Properties Trust              46,600           2,210,587
Essex Property Trust Inc.                        50,000           1,550,000
Irvine Apartment Communities Inc.                27,900             807,356
Merry Land & Investment Co. Inc.                 46,000             968,875
Security Capital Atlantic Inc.                   54,500           1,216,031
Security Capital Pacific Trust                   45,085           1,014,413
                                                                 10,436,741

Diversified -- 4.8%

Entertainment Properties Trust                   19,000             346,750
Glenborough Realty Trust Inc.                    28,000             682,500
Northstar Capital Investment Corp.               30,000             637,500(a,b)
Pacific Gulf Properties Inc.                     47,700           1,031,512
                                                                  2,698,262

Hotel -- 14.2%

American General Hospitality Corp.               44,500             945,625
Boykin Lodging Co.                               40,800             884,850
FelCor Suite Hotels Inc.                         28,700             900,463
Patriot American Hospitality Inc.                78,020           1,867,604
Starwood Lodging Trust                           47,200           2,280,350
Sunstone Hotel Investors Inc.                    86,200           1,147,537
                                                                  8,026,429

Manufactured Home -- 4.3%

Chateau Communities Inc.                         40,000           1,150,000
Manufactured Home
  Communities Inc.                               52,500           1,266,563
                                                                  2,416,563

Mortgage -- 1.9%

Capital Trust                                    71,000             683,375(a)
Clarion Commercial Holdings Inc.                 25,000             384,375
                                                                  1,067,750

Net Lease -- 2.2%

TriNet Corporation Realty
  Trust Inc.                                     36,000           1,224,000


--------------------------------------------------------------------------------
                                                 NUMBER
                                               OF SHARES           VALUE
--------------------------------------------------------------------------------

Office/Industrial -- 35.5%

AMB Property Corp.                               33,100         $   810,950
Arden Realty Inc.                                41,000           1,060,875
Bedford Property Investors Inc.                  50,500             921,625
Boston Properties Inc.                           31,300           1,079,850
Catellus Development Corp.                       49,600             877,300(a)
Cornerstone Properties Inc.                      87,000           1,533,375
Crescent Real Estate Equities Co.                60,700           2,041,037
Duke Realty Investments Inc.                     70,000           1,653,750
Equity Office Properties Trust                   55,700           1,580,487
First Industrial Realty Trust Inc.               47,600           1,514,275
Liberty Property Trust                           47,000           1,201,438
Mack-Cali Realty Corp.                           51,600           1,773,750
Prentiss Properties Trust                        74,000           1,799,125
Reckson Associates Realty Corp.                  29,000             683,313(a)
Spieker Properties Inc.                          37,000           1,433,750
                                                                 19,964,900

Regional Malls -- 7.2%

Macerich Co.                                     47,000           1,377,687
Simon DeBartolo Group Inc.                       33,300           1,082,250
Urban Shopping Centers Inc.                      50,400           1,587,600
                                                                  4,047,537

Self Storage -- 0.5%

Sovran Self Storage Inc.                          9,500             268,375


Shopping Center -- 2.9%

Burnham Pacific Properties Inc.                  35,700             506,494
Developers Diversified Realty
  Corp.                                          28,400           1,112,925
                                                                  1,619,419
Total Investments in Securities
  (Cost $49,230,653)                                             51,769,976

--------------------------------------------------------------------------------
Short-Term Investments -- 7.6%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
  (Cost $4,277,787)                            4,277,787          4,277,787

Other Assets and Liabilities,
  net 0.4%                                                          251,046
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                              $56,298,809
================================================================================

--------------------------------------------------------------------------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                      PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

 Q&A

David Carlson manages pension and mutual fund portfolios with total assets of approximately $6 billion. Dave joined GE in 1980 on the GE Financial Management Program. In 1982, he joined GE Investments as a Security Analyst responsible for several consumer industries. In 1988, Dave assumed responsibility for managing Elfun Trusts. He is a Trustee for the GE Canada Pension Trust, a Chartered Financial Analyst (CFA) and a member of the New York Society of Security Analysts. Dave is a graduate of Indiana University with a B.S. in Business.

Q. HOW DID THE PREMIER GROWTH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX MONTHS ENDED JUNE 30, 1998?

A. The Premier Growth Equity Fund posted a total return of 17.85% for the six months ended June 30, 1998. For the same period, the S&P 500 Index returned 17.74% and our Lipper peer group of 151 Growth annuity funds returned 16.23%.

Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A. Several of the fund's holdings advanced substantially during the first half of the year. Since the fund owns only 34 securities, good performance of several stocks can have a significant impact on the fund's performance.

Q.  WHICH INVESTMENTS STOOD OUT?

A. The fund particularly enjoyed good performance from its holdings in the communications industry. Specifically, NTL, and Comcast UK Cable Partners, two UK based telecommunications companies, were up 92% and 66%, respectively, after they announced their intention to merge. Another strong performer was Airtouch Communications, the largest cellular company in the world, which was up 41% in the first half.

Q.  WHAT IS YOUR INVESTMENT STRATEGY?

A. The fund focuses on high quality growth companies that have the dominant share in their respective industries, hence the "Premier" name. We seek to invest in financially strong companies with a growth rate in the mid-teens or better and shareholder-oriented management. We employ a bottoms-up approach to stock selection and hope to find names we can own for many years. This will keep turnover low.

Q.  WHAT INDUSTRY SECTORS ARE WIDELY REPRESENTED IN THE FUND?

A. Currently, the fund is overweighted in healthcare, business services (e.g., Automatic Data Processing and Equifax) and consumer stocks. The fund is underweighted in commodities and cyclicals.

Q.  WHAT IS YOUR OUTLOOK?

A. Due to the stock market's strong performance over the past three and a half years, good values are becoming increasingly harder to find. What's more, the economic problems in southeast Asia continue to pose a threat to U.S. corporate earnings. Given this backdrop, stock selection will be increasingly important in achieving superior investment results in the coming months. Since the fund currently invests in a select group of securities, we believe our strategy - focusing on select companies that meet specific investment criteria - can achieve above-average returns over the long term.

                                                      PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

================================================================================
                            TOP TEN LARGEST HOLDINGS
                                AT JUNE 30, 1998
================================================================================

  Tele-Communications Inc. Liberty Media Group
       (Series A)                                 3.66%
--------------------------------------------------------------------------------
  Airtouch Communications Inc.                    3.65%
--------------------------------------------------------------------------------
  Scherer (R.P.) Corp.                            3.62%
--------------------------------------------------------------------------------
  Carnival Corp. (Class A)                        3.37%
--------------------------------------------------------------------------------
  Cisco Systems Inc.                              3.31%
--------------------------------------------------------------------------------
  Microsoft Corp.                                 3.26%
--------------------------------------------------------------------------------
  Cardinal Health Inc.                            3.22%
--------------------------------------------------------------------------------
  NTL Inc.                                        3.15%
--------------------------------------------------------------------------------
  First Data Corp.                                3.09%
--------------------------------------------------------------------------------
  Interpublic Group Cos. Inc.                     3.08%
--------------------------------------------------------------------------------

================================================================================
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR THE PERIODS ENDED JUNE 30, 1998
================================================================================

                                     SIX            SINCE
                                    MONTH       COMMENCEMENT
--------------------------------------------------------------------------------
Premier Growth
  Equity Fund                       17.85%          21.93%
--------------------------------------------------------------------------------
S&P 500 Index                       17.74%
--------------------------------------------------------------------------------
Lipper peer
  group average*                    16.23%
--------------------------------------------------------------------------------
Commencement date                 12/12/97
================================================================================

                               INVESTMENT PROFILE

  A fund designed for investors who seek long-term growth of capital as well as future income by investing primarily in growth-oriented equity securities.

================================================================================
                              PORTFOLIO COMPOSITION
                               AS OF JUNE 30, 1998
================================================================================

                                [PIE CHART OMITTED]

                                 CASH & OTHER 0.7%

                                  HEALTHCARE 22.0%

                              CONSUMER-CYCLICAL 19.1%

                       TECHNOLOGY - SOFTWARE & SERVICES 14.8%

                                 CAPITAL GOODS 9.1%

                            SHORT-TERM INVESTMENTS 7.6%

                                   UTILITIES 6.2%

                     TECHNOLOGY - ELECTRONICS & EQUIPMENT 5.4%

                                   FINANCIAL 5.2%

                                 RETAIL TRADE 5.1%

                                    ENERGY 4.8%

================================================================================
                        DURING THE SIX MONTH PERIOD ENDED
                                  JUNE 30, 1998
================================================================================

    TOP THREE PERFORMERS:
      NTL, Inc.                         +92%
      Microsoft Corp.                   +68%
      Comcast UK Cable Partners Ltd.    +66%

    BOTTOM THREE PERFORMERS:
      Cendant Corp.                     -22%(Sold)
      Baker Hughes Inc.                 -21%
      Molex Inc.                        -19%

* Lipper performance comparisons are based on average annual total returns for the periods indicated in the Growth peer group consisting of 151 underlying annuity funds for the six month periods.

                     See page 46 for Notes to Performance.
Past performance is no guarantee of future results. The performance data shown does not reflect charges made by the separate account.
         Inclusion of these charges would reduce the performance quoted.

                              SCHEDULE OF INVESTMENTS  JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                           PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------
                                                NUMBER
                                              OF SHARES            VALUE
================================================================================
Common Stock -- 91.7%
--------------------------------------------------------------------------------
Capital Goods -- 9.1%

AlliedSignal Inc.                                 7,398         $  328,286
Dover Corp.                                      12,634            432,715
Molex Inc. (Class A)                             15,992            373,813
Waste Management Inc.                            13,089            458,115
                                                                 1,592,929

Consumer - Cyclical -- 19.1%

Carnival Corp. (Class A)                         14,796            586,292
Catalina Marketing Corp.                          9,959            517,246(a)
Comcast UK Cable Partners Ltd.
  (Class A)                                      16,845            264,256(a)
Interpublic Group Cos. Inc.                       8,821            535,324
NTL Inc.                                         10,244            548,054(a)
Tele-Communications Inc. Liberty
  Media Group (Series A)                         16,390            636,137(a)
Walt Disney Co.                                   2,276            239,122(h)
                                                                 3,326,431

Energy -- 4.8%

Baker Hughes Inc.                                11,951            413,057
Schlumberger Ltd.                                 6,260            427,636
                                                                   840,693

Financial -- 5.2%

Citicorp                                          2,959            441,631
Travelers Group Inc.                              7,569            458,870
                                                                   900,501

Healthcare -- 22.0%

Cardinal Health Inc.                               5,976            560,250
Dentsply International Inc.                       14,284            357,100(h)
Johnson & Johnson                                  6,317            465,879
Lincare Holdings Inc.                             11,382            478,755(a)
Omnicare Inc.                                     12,520            477,325
Scherer (R.P.) Corp.                               7,114            630,478(a)
Sybron International Corp.                        17,642            445,461(a)
Tenet Healthcare Corp.                            13,032            407,250(a)
                                                                  3,822,498

Retail Trade -- 5.1%

CVS Corp.                                          9,054            352,540
Home Depot Inc.                                    6,431            534,175
                                                                    886,715
--------------------------------------------------------------------------------
                                                   NUMBER
                                                 OF SHARES          VALUE
--------------------------------------------------------------------------------

Technology - Electronics & Equipment -- 5.4%

Cisco Systems Inc.                                   6,260      $   576,311(a)
Intel Corp.                                          4,951          366,993
                                                                    943,304

Technology - Software & Services -- 14.8%

Automatic Data Processing Inc.                       7,171          522,587
EMC Corp.                                            9,674          433,516(a)
Equifax Inc.                                        14,114          512,515(h)
First Data Corp.                                    16,162          538,396
Microsoft Corp.                                      5,236          567,451(a)
                                                                  2,574,465

Utilities -- 6.2%

Airtouch Communications Inc.                        10,870          635,216(a)
WorldCom Inc.                                        9,105          441,023
                                                                  1,076,239

Total Investments in Securities
  (Cost $13,112,404)                                             15,963,775
--------------------------------------------------------------------------------
Short-Term Investments -- 7.6%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
  (Cost $1,315,746)                              1,315,746        1,315,746

Other Assets and Liabilities,
   net 0.7%                                                         121,387
--------------------------------------------------------------------------------
NET ASSETS -- 100%                                              $17,400,908
================================================================================

-------------------------------------------------------------------------------
OTHER INFORMATION
-------------------------------------------------------------------------------

The Premier Growth Equity Fund had the following long futures contract open at June 30, 1998:
                                      Number
                  Expiration           of          Underlying      Unrealized
Description          Date           Contracts      Face Value         Gain
--------------------------------------------------------------------------------
S&P 500         September 1998          1            $285,750        $5,838

--------------------------------------------------------------------------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Jon D. Bosse of NWQ Investment Management Company (NWQ), with total assets exceeding $9 billion, is the portfolio manager of the Value Equity Fund. Prior to joining NWQ in 1996, he spent ten years with ARCO Investment Management Company where he was Director of Equity Research and managed a value-oriented fund. Previous to this, he spent four years in the corporate finance department of ARCO. Jon received his B.A. (summa cum laude) in Economics from Washington University in St. Louis where he received the John M. Olin Award for excellence in economics and his M.B.A. from Wharton Business School, University of Pennsylvania. Jon is also a Chartered Financial Analyst (CFA) and a member of the Association for Investment Management and Research and the Los Angeles Society of Financial Analysts.


Q. HOW DID THE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX MONTHS ENDED JUNE 30, 1998?

A. The Value Equity Fund posted a total return of 12.97% for the six months ended June 30, 1998. For the same period, the S&P 500 Index returned 17.74% and our Lipper peer group of 153 Growth and Income annuity funds returned 12.26%.

Q.  WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

A. While underperforming the S&P 500 Index, the Value Equity Fund, an all cap portfolio, did outperform the S&P Mid-Cap 400 Index by 430 basis points and the Russell 3000 Value Index by 157 basis points. The Value Equity Fund's performance was negatively impacted by investments in the oil service sector and by the poor relative performance of small and mid-capitalization value investments. Although performance through April was particularly strong, results in May and June reflected the markets bias toward large capitalization, visible growth stocks.

Q.  WHICH SECTORS HAVE YOU LIKED?

A. We have emphasized several sectors including cable/media, cellular communications, financial services, and oil services. The cable and cellular communications sectors have performed exceptionally well, driven by solid fundamentals and industry consolidation. The oil service sector has done poorly, but the longer-term outlook is very positive and current valuations reflect potential bad news.

Q.  WHICH INVESTMENTS STAND OUT?

A. Three of the best investments are in the cellular services industry, namely CoreComm (a new purchase), 360 Communications (acquired by Alltel) and Cellular Communications International. Cable investments including MediaOne Group, NTL (a UK cable/telephone company), Cox Communications, and Tele-Communications, Inc. Liberty Media Group added substantially to performance. Other successful investments include Chase Manhattan, Storage Technology, Hasbro, Darden Restaurants, Ford Motor, and Hartford Financial Services Group.

Q.  WHAT IS THE OUTLOOK FOR THE FUND?

A. There is no question that there are significant investment issues to consider while investing today (Asian financial crisis, potential economic slowdown, earnings risk, etc.). This market's extreme preoccupation with highly visible growth stocks has created many investment opportunities. Our focus, as always, will be to identify and invest in undervalued companies with attractive risk-reward characteristics and catalysts that will improve profitability and recognize value.

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------

================================================================================
                            TOP TEN LARGEST HOLDINGS
                                AT JUNE 30, 1998
================================================================================

  Loews Corp.                                             3.60%
--------------------------------------------------------------------------------
  Ocean Energy Inc.                                       3.51%
--------------------------------------------------------------------------------
  CoreComm Inc.                                           3.44%
--------------------------------------------------------------------------------
  Cellular Communications International Inc.              3.40%
--------------------------------------------------------------------------------
  Chase Manhattan Corp.                                   3.35%
--------------------------------------------------------------------------------
  NTL Inc.                                                3.34%
--------------------------------------------------------------------------------
  Philip Morris Cos. Inc.                                 3.02%
--------------------------------------------------------------------------------
  MediaOne Group Inc.                                     2.92%
--------------------------------------------------------------------------------
  First Union Corp.                                       2.58%
--------------------------------------------------------------------------------
  Tele-Communications Inc. Liberty Media Group
      (Series A)                                          2.46%
--------------------------------------------------------------------------------


================================================================================
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR THE PERIODS ENDED JUNE 30, 1998
================================================================================

                         SIX          ONE           SINCE
                        MONTH        YEAR       COMMENCEMENT
--------------------------------------------------------------------------------

Value Equity Fund       12.97%      30.78%         41.33%
--------------------------------------------------------------------------------
S&P 500 Index           17.74%      30.20%
--------------------------------------------------------------------------------
Lipper peer
  group average*        12.26%      23.02%
--------------------------------------------------------------------------------
Commencement date       5/1/97
================================================================================

                               INVESTMENT PROFILE

A fund designed for investors who seek long-term growth in capital by investing primarily in common stock and other equity securities that are undervalued by the market at the time of purchase and offer above-average potential for capital growth.

================================================================================
                              PORTFOLIO COMPOSITION
                               AS OF JUNE 30, 1998
================================================================================

                                [PIE CHART OMITTED]

                                   CONSUMER 27.5%

                                    ENERGY 14.8%

                                  FINANCIAL 13.8%

                                  INSURANCE 11.8%

                     TECHNOLOGY - ELECTRONIC & EQUIPMENT 10.4%

                              TELECOMMUNICATIONS 8.2%

                                 CASH & OTHER 7.9%

                            SHORT-TERM INVESTMENTS 5.6%


================================================================================
                        DURING THE SIX MONTH PERIOD ENDED
                                  JUNE 30, 1998
================================================================================

    TOP THREE PERFORMERS:
    CoreComm Inc.               +136%
    NTL Inc.                     +92%
    360 Communications Co.       +64%

    BOTTOM THREE PERFORMERS:
    Allen Telecomm Inc.          -37%
    Forcenergy Inc.              -32%
    Meridian Resource Corp.      -26%

* Lipper performance comparisons are based on average annual total returns for the periods indicated in the Growth and Income peer group consisting of 153 and 134 underlying annuity funds for the six month and one year periods, respectively.

                     See page 46 for Notes to Performance.
    Past performance is no guarantee of future results. The performance data shown does not reflect charges made by the separate account. Inclusion of these charges would reduce the performance quoted.

                              SCHEDULE OF INVESTMENTS  JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                VALUE EQUITY FUND
--------------------------------------------------------------------------------
                                              NUMBER
                                           OF SHARES        VALUE
--------------------------------------------------------------------------------
Common Stock -- 97.6%
--------------------------------------------------------------------------------
Basic Materials -- 1.6%

Praxair Inc.                                    16,500      $  772,406

Capital Goods -- 2.6%

Atchison Casting Corp.                               10,500         187,688(a)
Case Corp.                                   22,500       1,085,625
                                                          1,273,313

Consumer - Cyclical -- 22.9%

@ Entertainment Inc.                         47,900         526,900(a)
Bon-Ton Stores Inc.                          26,000         417,625(a)
Circus Circus Enterprises Inc.               36,000         609,750(a)
Cox Communications Inc.                      20,000         968,750(a)
Dal-Tile International Inc.                  48,000         471,000(a)
Darden Restaurants Inc.                      30,000         476,250
Ford Motor Co.                               14,800         873,200
Hasbro Inc.                                  30,000       1,179,375
Hayes Lemmerz International Inc.             28,700       1,140,825(a)
NTL Inc.                                     31,000       1,658,500(a)
Tele-Communications Inc. (Series A)          36,500         733,422(a)
Tele-Communications Inc. Liberty
  Media Group (Series A)                     31,500       1,222,594(a)
The E.W. Scripps Co. Inc                     19,400       1,063,362
                                                         11,341,553

Consumer - Stable -- 4.6%

Alberto-Culver Co.                           32,000         812,000
Philip Morris Cos. Inc.                      38,000       1,496,250
                                                          2,308,250

Energy -- 14.8%

BJ Services Co.                              24,000         697,500(a)
Diamond Offshore Drilling Inc.               17,500         700,000
Forcenergy Inc.                              48,300         860,344(a)
Meridian Resource Corp.                      25,000         176,563(a)
Noble Affiliates Inc.                        16,000         608,000
Ocean Energy Inc.                            89,050       1,742,041(a)
Santa Fe International Corp.                 25,000         756,250
Tosco Corp.                                  17,900         525,812
Transocean Offshore Inc.                     17,500         778,750
Triton Energy Ltd.                           13,500         481,781(a)
                                                          7,327,041

Financial -- 13.8%

BankAmerica Corp.                            12,400       1,071,825
Chase Manhattan Corp.                        22,000       1,661,000
First Union Corp.                            22,000       1,281,500
Fleet Financial Group Inc.                   10,000         835,000
Heller Financial Inc.                        34,000       1,020,000(a)
Waddell & Reed Financial Inc.
  (Class A)                                  42,000       1,005,375
                                                          6,874,700

--------------------------------------------------------------------------------
                                                 NUMBER
                                               OF SHARES          VALUE
--------------------------------------------------------------------------------
Healthcare -- 3.5%

Integrated Health Services Inc.                   27,000      $1,012,500
Pharmacia & Upjohn Inc.                           16,000         738,000
                                                               1,750,500

Insurance -- 11.8%

Aetna Inc.                                        12,800         974,400
Hartford Financial Services
  Group Inc.                                       8,000         915,000
Loews Corp.                                       20,500       1,786,062
Provident Cos. Inc.                               29,800       1,028,100
Torchmark Corp.                                   25,200       1,152,900
                                                               5,856,462

Real Estate Investment Trust -- 0.9%

Indymac Mortgage Holdings Inc.                    19,000         432,250

Technology - Electronics & Equipment -- 10.4%

Allen Telecomm Inc.                               40,000         465,000(a)
Berg Electronics Corp.                            33,000         645,562(a)
MasTec Inc.                                       20,300         484,663(a)
MediaOne Group Inc.                               33,000       1,449,938
Quantum Corp.                                     53,000       1,099,750(a)
Storage Technology Corp.                          23,600       1,023,650(a)
                                                               5,168,563

Telecommunications -- 8.2%

Cellular Communications
  International Inc.                              33,812       1,686,373(a)
CoreComm Inc.                                     65,000       1,706,250(a)
Telephone & Data Systems Inc.                     17,400         685,125
                                                               4,077,748

Utilities -- 2.5%

360 Communications Co.                            37,000       1,184,000
U.S. WEST Inc.                                       901          42,358(a)
                                                               1,226,358

Total Investments in Securities
  (Cost $42,773,799)                                          48,409,144
--------------------------------------------------------------------------------

Short-Term Investments -- 5.6%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
  (Cost $2,799,012)                            2,799,012       2,799,012

Other Assets and Liabilities,
   net (3.2%)                                                 (1,582,713)
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                           $49,625,443
================================================================================

See Notes to Schedule of Investments and Notes to Financial Statements.

                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Gene Bolton is responsible for the overall management of the U.S. equity investment process at GE Investments with total assets of over $30 billion. He leads a team of portfolio managers for the U.S. Equity Fund. Gene joined GE in 1964. After completing GE's Financial Management Program, he held a number of financial and strategic planning positions in the U.S. and Europe. Joining GE Investments in 1984 as Chief Financial Officer, he moved to equities as a Portfolio Manager in 1986 and was named to his present position in 1991. Gene is a Trustee of the GE Pension Trust and GE's employee savings program, as well as Chairman of the Asset Allocation Committee of GE Investments. He also serves as a Trustee of the Investment Management Workshop, sponsored by the Association for Investment Management and Research. Gene is a graduate of Mundelein College with a B.A. in Business Management.

Q. HOW DID THE U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX MONTHS ENDED JUNE 30, 1998?

A. The U.S. Equity Fund posted a total return of 14.60% for the six months ended June 30, 1998. For the same period, the S&P 500 Index returned 17.74% and our Lipper peer group of 153 Growth and Income annuity funds returned 12.26%.

Q.  WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

A. Traditional valuation strategies did not prove extremely useful, as companies with high price to earnings ratios compared to the market outperformed attractively priced stocks of fundamentally sound companies.

Q.  WHICH INVESTMENTS RECORDED GOOD RESULTS?

A. The fund enjoyed good performance from many of its stocks in the financial sector, most notably American Express, General Reinsurance and Morgan Stanley, Dean Witter. We were also helped by our traditional underweighting in the utility sector, and by our large holding in Airtouch Communications, a cellular telephone company that continued to show good performance. Several of our generic drug companies holdings contributed favorably to performance, including Watson Pharmaceuticals, R.P. Scherer and Allergan. The fund also benefited from its exposure to several cable TV stocks, such as NTL, Tele-communications Inc. and Comcast UK Cable Partners.

Q.  WHAT DETRACTED FROM THE FUND'S PERFORMANCE?

A. Our underweighting in technology and particularly Microsoft hampered performance. Despite having a price to earnings ratio roughly three times higher than the market average and continuing pressure from the antitrust suit brought by the Department of Justice, Microsoft gained 67% during the period. Our overweighting in energy and capital goods also detracted from performance. Currently, the world has a surplus of oil due to warm weather, the Asian slow down, increased Iraqi exports and the Saudi decision to raise quotas last fall. This surplus has lasted longer than expected, but should reverse itself over the next year. In capital goods we experienced weak performance from Hubbell, Dover and Textron, three quality companies that continue to show earnings growth in the face of sluggish export demand. We continue to believe these holdings will show good performance longer term.

Q. WHAT IS YOUR OUTLOOK FOR THE MARKET AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. Our outlook is generally positive, longer-term, but we are concerned about valuation levels and earnings growth in the short-term. Inflation is still under control, interest rates remain low and cash flows into mutual funds continue to be strong. The problems in Asia, however, could have a negative impact on the U.S. economy, particularly corporate earnings, in the second half of 1998. Given this backdrop, we will continue to focus on fundamentally sound companies selling at relatively attractive prices and whose growth prospects are unlikely to be significantly affected by the crisis in Asia.

                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------


================================================================================
                            TOP TEN LARGEST HOLDINGS
                                AT JUNE 30, 1998
================================================================================

  Travelers Group Inc.                     2.13%
--------------------------------------------------------------------------------
  Merck & Co. Inc.                         2.13%
--------------------------------------------------------------------------------
  Bristol-Myers Squibb Co.                 2.08%
--------------------------------------------------------------------------------
  AlliedSignal Inc.                        2.00%
--------------------------------------------------------------------------------
  Federal National Mortgage Assoc.         1.95%
--------------------------------------------------------------------------------
  International Business Machines          1.77%
--------------------------------------------------------------------------------
  Johnson & Johnson                        1.65%
--------------------------------------------------------------------------------
  Exxon Corp.                              1.58%
--------------------------------------------------------------------------------
  Airtouch Communications Inc.             1.51%
--------------------------------------------------------------------------------
  First Data Corp.                         1.44%
--------------------------------------------------------------------------------

================================================================================
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR THE PERIODS ENDED JUNE 30, 1998
================================================================================

                           SIX       ONE      THREE        SINCE
                          MONTH     YEAR      YEAR     COMMENCEMENT
--------------------------------------------------------------------------------

U.S. Equity Fund         14.60%    27.51%    27.79%       30.00%
--------------------------------------------------------------------------------
S&P 500 Index            17.74%    30.20%    30.26%
--------------------------------------------------------------------------------
Lipper peer
  group average*         12.26%    23.02%    24.98%
--------------------------------------------------------------------------------
Commencement date        1/3/95
================================================================================

                               INVESTMENT PROFILE

      A fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of U.S. companies.

================================================================================
                              PORTFOLIO COMPOSITION
                               AS OF JUNE 30, 1998
================================================================================

                               [PIE CHART OMITTED]

                                HEALTHCARE 13.7%

                                  FINANCIAL 13.2%

                                CAPITAL GOODS 10.1%

                                 CASH & OTHER 9.5%

                              CONSUMER - CYCLICAL 8.6%

                                    ENERGY 8.5%

                               CONSUMER - STABLE 7.5%

                                   UTILITIES 7.3%

                     TECHNOLOGY - ELECTRONICS & EQUIPMENT 6.0%

                                   INSURANCE 5.9%

                                 RETAIL TRADE 4.8%

                       TECHNOLOGY - SOFTWARE & SERVICES 4.9%

================================================================================
                        DURING THE SIX MONTH PERIOD ENDED
                                  JUNE 30, 1998
================================================================================

    TOP THREE PERFORMERS:
    NTL Inc.                 +92%
    Beneficial Corp.         +86%
    Ford Motor Co.           +85%

    BOTTOM THREE PERFORMERS:
    Cendant Corp.            -40%
    MCN Energy Group Inc.    -37%
    Nabors Industries Inc.   -37%

* Lipper performance comparisons are based on average annual total returns for the periods indicated in the Growth and Income peer group consisting of 153, 134 and 79 underlying annuity funds for the six month, one year, and three year periods, respectively.

                     See page 46 for Notes to Performance.
 Past performance is no guarantee of future results. The performance data shown does not reflect charges made by the separate account.
        Inclusion of these charges would reduce the performance quoted.

                               SCHEDULE OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                U.S. EQUITY FUND
--------------------------------------------------------------------------------
                                                    NUMBER
                                                  OF SHARES         VALUE
--------------------------------------------------------------------------------
Common Stock -- 95.9%
--------------------------------------------------------------------------------

Basic Materials -- 3.2%

Air Products & Chemicals Inc.                       1,984      $    79,360
Airgas Inc.                                         1,735           24,941(a)
Avery Dennison Corp.                                  508           27,305
Barrick Gold Corp.                                  1,508           28,935
Champion International Corp.                          377           18,544
Delta & Pine Land Co.                                 176            7,867
Du Pont de Nemours (E.I.) & Co.                     5,032          375,513
FMC Corp.                                              93            6,341(a)
Fort James Corp.                                      120            5,340
IMC Global Inc.                                       527           15,876
Mead Corp.                                          1,433           45,498
Morton International Inc.                           2,927           73,175
Newmont Mining Corp.                                3,546           83,774
Rayonier Inc.                                       1,020           46,920
Union Camp Corp.                                      236           11,711
W.R. Grace & Co.                                      199            3,395(a)
Weyerhaeuser Co.                                      547           25,265
                                                                   879,760

Capital Goods -- 10.1%

AlliedSignal Inc.                                  12,291          545,413
Cooper Industries Inc.                              1,056           58,014
Deere & Co.                                         1,940          102,577
Dover Corp.                                        10,719          367,126
Emerson Electric Co.                                4,345          262,329
Harman International
  Industries Inc.                                     716           27,566
Hubbell Inc. (Class B)                              5,171          215,243
Jacobs Engineering Group Inc.                         395           12,689(a)
Laidlaw Environmental Services Inc.                 2,104            7,626(a)
Lockheed Martin Corp.                                 527           55,796
Mannesmann AG                                         280           28,800
Martin Marietta Materials Inc.                      3,046          137,070
Masco Corp.                                           705           42,653
Minnesota Mining &
  Manufacturing Co.                                   151           12,410
Molex Inc. (Class A)                                2,703           63,183
National Service Industries Inc.                      562           28,592
Parker Hannifin Corp.                                 528           20,130
Philips Electronics N.V                               179           15,093
Sherwin-Williams Co.                                3,174          105,139
Textron Inc.                                        4,046          290,048
Timken Co.                                            445           13,712
Tyco International Ltd.                               692           43,596
U.S.A. Waste Services Inc.                          1,717           84,777(a)
United Technologies Corp.                           1,447          133,847
Waste Management Inc.                               2,092           73,220
                                                                 2,746,649

Consumer - Cyclical -- 8.6%

ACNielsen Corp.                                     1,925           48,606(a)
Carnival Corp. (Class A)                            1,506           59,675
Catalina Marketing Corp.                            1,001           51,989(a)
Cendant Corp.                                         640           13,360(a)
Circus Circus Enterprises Inc.                      1,239           20,986(a)
Comcast Corp. (Class A)                             3,204          130,062

--------------------------------------------------------------------------------
                                                    NUMBER
                                                  OF SHARES        VALUE
--------------------------------------------------------------------------------
Comcast UK Cable Partners Ltd.
  (Class A)                                       1,622         $   25,445(a)
Ford Motor Co.                                    1,755            103,545
Gannett Inc.                                      3,337            237,136
General Motors Corp.                                240             16,035
Goodyear Tire & Rubber Co.                          830             53,483
Interpublic Group Cos. Inc.                       3,207            194,625
ITT Industries Inc.                                 829             30,984
Knight-Ridder Inc.                                1,282             70,590
McDonald's Corp.                                  3,057            210,933
McGraw Hill Cos. Inc.                               170             13,866
Metromedia International
  Group Inc.                                        432              5,157(a)
NTL Inc.                                          3,853            206,136(a)
Stanley Works                                     1,191             49,501
Tele-Communications Inc. (Series A)               4,450            171,047(a)
Tele-Communications Inc. Liberty
  Media Group (Series A)                          1,515             58,801(a)
Tele-Communications TCI
  Ventures Group                                  1,303             26,141(a)
Time Warner Inc.                                  1,012             86,463
Walt Disney Co.                                   2,647            278,100
Xerox Corp.                                       1,751            177,945
                                                                 2,340,611

Consumer - Stable -- 7.5%

Anheuser Busch Cos. Inc.                          3,339            157,559
Archer-Daniels Midland Co.                        1,697             32,879
Avon Products Inc.                                1,125             87,187
Bestfoods                                         2,242            130,176
Coca Cola Co.                                       159             13,595
Colgate-Palmolive Co.                             1,230            108,240
Conagra Inc.                                      1,771             56,119
General Mills Inc.                                  832             56,888
Gillette Co.                                        610             34,579
Hershey Foods Corp.                                 358             24,702
International Multifoods Corp.                      220              6,050
Kellogg Co.                                         484             18,180
Kimberly Clark Corp.                              4,346            199,373
Nestle S.A. (Regd.)                                  30             64,307
Pepsico Inc.                                      7,666            315,743
Philip Morris Cos. Inc.                           5,803            228,493(h)
Procter & Gamble Co.                              2,121            193,144
Ralston Purina Co.                                1,035            120,901
Sara Lee Corp.                                    2,157            120,657
Sysco Corp.                                       1,056             27,060
Unilever N.V                                        661             52,178
                                                                 2,048,010

Energy -- 8.5%

Anadarko Petroleum Co.                              628             42,194
Atlantic Richfield Co.                            1,110             86,719
Baker Hughes Inc.                                 2,554             88,273
British Petroleum PLC ADR                         1,153            101,752
Burlington Resources Inc.                         4,333            186,590
Chevron Corp.                                       717             59,556
Elf Aquitaine S.A. ADR                              346             24,566
Exxon Corp.                                       6,066            432,582(h)
Halliburton Co.                                     490             21,836
Mobil Corp.                                       3,205            245,583
Nabors Industries Inc.                            2,523             49,987(a)
Pennzoil Co.                                        196              9,923
R & B Falcon Corp.                                1,429             32,331(a)
Royal Dutch Petroleum Co. ADR                     4,511            247,259
Schlumberger Ltd.                                 5,329            364,037
Texaco Inc.                                       1,600             95,500

--------------------------------------------------------------------------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                               SCHEDULE OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                                NUMBER
                                              OF SHARES          VALUE
--------------------------------------------------------------------------------
Tosco Corp.                                       734         $   21,561
Total S.A. ADR                                    678             44,324
Transocean Offshore Inc.                          227             10,101
Unocal Corp.                                    3,217            115,008
USX-Marathon Group                                220              7,709
Western Atlas Inc.                                 85              7,214
YPF S.A. ADR (Class D)                            834             25,072
                                                               2,319,677

Financial -- 13.2%

American Express Co.                            2,923            333,222(h)
AmSouth Bancorp                                   528             20,757
Associates First Capital Corp.                    659             50,661
Bank of New York Inc.                             937             56,864
BankAmerica Corp.                               2,302            198,979
BankBoston Corp.                                2,789            155,138
Beneficial Corp.                                   73             11,183
Chase Manhattan Corp.                           2,338            176,519
Citicorp                                        2,550            380,587
Comerica Inc.                                     282             18,682
Countrywide Credit Industries                     580             29,435
Crestar Financial Corp.                           397             21,660
Edwards A.G. Inc.                                 730             31,162
Federal National Mortgage Assoc                 8,754            531,805
First Chicago NBD Corp.                           433             38,375
First Union Corp.                                 679             39,552
Fleet Financial Group Inc.                        282             23,547
GATX Corp.                                        248             10,881
ING Groep N.V. ADR                                570             37,236
Mellon Bank Corp.                               1,247             86,822
Merrill Lynch & Co. Inc.                          264             24,354
Morgan (J.P.) & Co. Inc.                          189             22,137
Morgan Stanley, Dean Witter                     3,023            276,227
National City Corp.                             1,216             86,336
NationsBank Corp.                                  94              7,191
Norwest Corp.                                     791             29,564
State Street Corp.                              1,138             79,091
T. Rowe Price & Associates                        610             22,913
Travelers Group Inc.                            9,608            582,485
United States Bancorp                           1,904             81,872
Wachovia Corp.                                    415             35,067
Waddell & Reed Financial Inc.
  (Class A)                                       661             15,823
Wells Fargo & Co.                                 257             94,833
                                                               3,610,960

Healthcare -- 13.7%

Abbott Laboratories                             9,080            371,145(h)
Allergan Inc.                                   3,094            143,484
American Home Products Corp.                    3,713            192,148
Bristol-Myers Squibb Co.                        4,955            569,515
Cardinal Health Inc.                            2,243            210,281
Dentsply International Inc.                     1,264             31,600
Eli Lilly & Co.                                   497             32,833
Henry Schein Inc.                                 189              8,718(a)
Johnson & Johnson                               6,097            449,654
Lincare Holdings Inc.                           1,506             63,346(a)
Merck & Co. Inc.                                4,343            580,876
Mylan Laboratories Inc.                           176              5,534
Omnicare Inc.                                     339             12,924
Pfizer Inc.                                     2,291            249,003
Pharmacia & Upjohn Inc.                         1,792             82,656
Pharmerica Inc.                                   677              8,166(a)
Scherer (R.P.) Corp.                            2,217            196,482(a)


--------------------------------------------------------------------------------
                                                NUMBER
                                              OF SHARES       VALUE
--------------------------------------------------------------------------------

Schering Plough Corp.                           1,989         $  182,242
Shire Pharmaceuticals Group
  PLC ADR                                         359              7,674(a)
Smithkline Beecham PLC ADR                      1,351             81,735
Sun Healthcare Group Inc.                         817             11,949(a)
Sybron International Corp.                      1,819             45,930(a)
Tenet Healthcare Corp.                            736             23,000(a)
Watson Pharmaceuticals Inc.                     4,081            190,532(a)
                                                               3,751,427

Insurance -- 5.9%

American International Group Inc.               2,081            303,826
AXA-UAP                                           302             33,968
Chubb Corp.                                     1,550            124,581
Equitable Cos. Inc.                               320             23,980
General Reinsurance Corp.                       1,303            330,310
Hartford Financial Services
  Group Inc.                                      415             47,466
Jefferson-Pilot Corp.                             246             14,253
Lincoln National Corp.                          1,174            107,274
Loews Corp.                                     2,117            184,444
Marsh & McLennan Cos. Inc.                      3,113            188,112
Provident Cos. Inc.                             3,582            123,579
Reliastar Financial Corp.                       1,312             62,976
UNUM Corp.                                      1,165             64,657
                                                               1,609,426

Retail Trade -- 4.8%

Costco Cos. Inc.                                1,206             76,053(a)
CVS Corp.                                       2,038             79,355
Dayton Hudson Corp.                             3,799            184,252
Federated Department Stores Inc.                1,878            101,060(a)
Home Depot Inc.                                 2,861            237,642
Lowes Cos. Inc.                                 2,518            102,136
Sears Roebuck & Co.                             3,008            183,676
Wal-Mart Stores Inc.                            5,850            355,387
                                                               1,319,561

Technology - Electronics & Equipment -- 6.0%

3Com Corp.                                        233              7,150(a)
Analog Devices Inc.                             1,309             32,152(a)
Applied Materials Inc.                          1,001             29,529(a,h)
Cisco Systems Inc.                              2,793            257,131(a)
EG & G Inc.                                       622             18,660
GTECH Holdings Corp.                              433             14,587(a)
Hewlett Packard Co.                             2,128            127,414
Intel Corp.                                     4,150            307,619
International Business Machines                 4,221            484,624
Perkin Elmer Corp.                                404             25,124
Pitney Bowes Inc.                               4,434            213,386
Storage Technology Corp.                          830             36,001(a)
Sun Microsystems Inc.                           1,885             81,880(a)
Varian Associates Inc.                            245              9,555
                                                               1,644,812

Technology - Software & Services -- 4.9%

Automatic Data Processing Inc.                  3,349            244,058
Computer Associates
  International Inc.                              474             26,337
Computer Sciences Corp.                           263             16,832
EMC Corp.                                       2,397            107,416(a)
Equifax Inc.                                    9,305            337,888

--------------------------------------------------------------------------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                      U.S. EQUITY FUND JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                               NUMBER
                                             OF SHARES            VALUE
--------------------------------------------------------------------------------
First Data Corp.                                11,802         $  393,154
Microsoft Corp.                                    534             57,872(a)
Reuters Holdings PLC ADR                         1,978            135,493
Symantec Corp.                                     452             11,808(a)
UNOVA Inc.                                         522             11,223(a)
                                                                1,342,081

Transportation -- 2.2%

AMR Corp.                                          340             28,305(a)
Burlington Northern Santa Fe                     1,884            184,985
Canadian Pacific Ltd.                            2,807             79,649
Continental Airlines Inc. (Class B)              2,433            148,109(a)
Delta Air Lines Inc.                               395             51,054
FDX Corp.                                          378             23,719(a)
Pittston Brinks Group                              735             27,103
U.S. Airways Group Inc.                            132             10,461(a)
UAL Corp.                                          567             44,226(a)
                                                                  597,611

Utilities -- 7.3%

Airtouch Communications Inc.                     7,048            411,867(a)
American Electric Power Inc.                     1,397             63,389
American Telephone &
  Telegraph Corp.                                2,336            133,444(h)
Bell Atlantic Corp.                              3,298            150,471(h)
Bellsouth Corp.                                  1,094             73,435
CMS Energy Corp.                                   867             38,148
Duke Energy Corp.                                2,148            127,269
Edison International                               415             12,268
El Paso Natural Gas Co.                          1,193             45,632
Florida Progress Corp.                           1,170             48,116
FPL Group Inc.                                     974             61,362
GTE Corp.                                        1,688             93,895
Illinova Corp.                                     549             16,470
MCI Communications Corp.                           302             17,554
MCN Energy Group Inc.                            1,254             31,193
New Century Energies Inc.                          791             35,941
Northern States Power Co.                          974             27,881
Pinnacle West Capital Corp.                        565             25,425
SBC Communications Inc.                          7,073            282,920
Sprint Corp.                                       990             69,795
Telecomunicacoes Brasileiras
  S.A. ADR                                          57              6,224
Teleport Communications
  Group Inc.                                       302             16,384(a)
Texas Utilities Co.                                452             18,815
U.S. WEST Inc.                                   1,358             63,826(a)
WorldCom Inc.                                    2,486            120,416
                                                                1,992,140

Total Common Stock
  (Cost $22,681,379)                                           26,202,725
--------------------------------------------------------------------------------
                                               NUMBER
                                             OF SHARES            VALUE
--------------------------------------------------------------------------------
Preferred Stock -- 0.5%
--------------------------------------------------------------------------------
Microsoft Corp. (Series A), $2.20
  (Cost $142,050)                               1,579          $  150,005

Total Investments in Securities
  (Cost $22,823,429)                                           26,352,730

--------------------------------------------------------------------------------
Short-Term Investments -- 3.6%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
  (Cost $974,445)                              974,445           974,445

Other Assets and Liabilities,
  net 0.0%                                                        (2,591)
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                           $27,324,584
================================================================================


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The U.S. Equity Fund had the following long futures contracts open at June 30, 1998:
                                     Number
                  Expiration          of         Underlying       Unrealized
Description          Date          Contracts     Face Value          Gain
--------------------------------------------------------------------------------
S&P 500         September 1998         2          $571,500          $5,963

--------------------------------------------------------------------------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------

Q&A

James B. May leads a team of portfolio managers at State Street Global Advisors, the sub-adviser, for the S&P 500 Index Fund. Since 1994, James has been an investment officer and portfolio manager in the U.S. Structured Products Group at State Street Bank and Trust Company with total assets under management exceeding $470 billion. From 1991 to 1993, James served as an Investment Support Analyst in the U.S. Passive Services Group at State Street. James holds a B.S. in Finance from Bentley College and an M.B.A. from Boston College.


Q. HOW DID THE S&P 500 INDEX FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX MONTHS ENDED JUNE 30, 1998?

A. The S&P 500 Index Fund posted a total return of 17.52% for the six months ended June 30, 1998. For the same period, the S&P 500 Index returned 17.74% and our Lipper peer group of 31 S&P 500 Index Objective annuity funds returned 17.42%.

Q.  WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

A. The S&P 500 Index is an unmanaged index and does not reflect the actual cost of investing in the instruments that comprise the index or expenses related to managing a mutual fund. If these expenses (0.22% for the six month period ended June 30, 1998) were taken into account, the fund's performance would track that of the S&P 500 Index.

Q.  WHAT HAS YOUR INVESTMENT STRATEGY BEEN?

A. We continue to utilize a full replication strategy to manage the S&P 500 Index Fund. With this strategy, all 500 constituents of the S&P 500 Index are owned by the fund in the approximate capitalization weight of the S&P 500 Index. This methodology provided consistent tracking with the S&P 500 Index.

Q. WHAT DOMESTIC AND WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS IN THE PAST SIX MONTHS AND HOW DID THIS IMPACT YOUR FUND?

A. The Asian financial crisis was a major concern for the U. S. equity markets over the past six months. The uncertainty of the final fallout from the crisis pushed many investors to well known large cap stocks believing that these securities, most of which are in the S&P 500 Index, should fare better than their small cap counterparts if the markets experience any downturn. In a more positive light, interest rates continued to remain low for the first six months of 1998 while consumer confidence remained high. Although the U. S. equity markets experienced increased volatility, these three factors combined to help the S&P 500 post healthy returns.

Q. WHAT IS THE OUTLOOK FOR THE MARKET AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. With the onset of the recession in Japan, the full impact of the Asian crisis has yet to be felt. As its major trading partner, the severity and duration of the difficulty in Japan will have repercussions on the U.S. economy. If the Japanese economy does not fair well in the coming months, the U.S. economy may experience slower economic growth and U.S. firms may experience lower-than-expected earnings. The uncertainty of the situation may also result in an increasingly volatile U.S. equity market. With the passively managed strategy of the fund, it will remain properly positioned to track the return of the S&P 500 Index.


S&P 500 IS A REGISTERED TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE. THE S&P 500 INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P AND S&P MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE S&P 500 INDEX FUND.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------

================================================================================
                       TOP TEN LARGEST HOLDINGS
                           AT JUNE 30, 1998
================================================================================

  General Electric Co.                     3.22%
--------------------------------------------------------------------------------
  Microsoft Corp.                          2.89%
--------------------------------------------------------------------------------
  Coca Cola Co.                            2.28%
--------------------------------------------------------------------------------
  Exxon Corp.                              1.89%
--------------------------------------------------------------------------------
  Merck & Co. Inc.                         1.73%
--------------------------------------------------------------------------------
  Pfizer Inc.                              1.54%
--------------------------------------------------------------------------------
  Wal-Mart Stores Inc.                     1.48%
--------------------------------------------------------------------------------
  Intel Corp.                              1.36%
--------------------------------------------------------------------------------
  Procter & Gamble Co.                     1.32%
--------------------------------------------------------------------------------
  Royal Dutch Petroleum Co. ADR            1.27%
--------------------------------------------------------------------------------


================================================================================
                     AVERAGE ANNUAL TOTAL RETURN
                 FOR THE PERIODS ENDED JUNE 30, 1998
================================================================================

                        SIX        ONE        FIVE        TEN
                       MONTH      YEAR        YEAR       YEAR
--------------------------------------------------------------------------------
S&P 500 Index
  Fund                 17.52%     29.69%     22.21%     17.37%
--------------------------------------------------------------------------------
S&P 500 Index          17.74%     30.20%     23.08%     18.56%
--------------------------------------------------------------------------------
Lipper peer
  group average*       17.42%     29.59%     22.52%     17.93%
--------------------------------------------------------------------------------
Commencement date  4/15/85
================================================================================

                               INVESTMENT PROFILE

     A fund designed for investors who seek long-term growth of capital and accumulation of income by investing in common stocks comprised in the Standard &
                    Poor's 500 Composite Stock Price Index.

================================================================================
                              PORTFOLIO COMPOSITION
                               AS OF JUNE 30, 1998
================================================================================

                               [PIE CHART OMITTED]

                                 CONSUMER 18.5%

                                 FINANCIAL 13.5%

                               CASH & OTHER 12.9%

                                HEALTHCARE 11.7%

                                 UTILITIES 9.5%

                    TECHNOLOGY - ELECTRONICS & EQUIPMENT 9.3%

                               CAPITAL GOODS 8.7%

                                   ENERGY 7.1%

                                RETAIL TRADE 5.4%

                           SHORT-TERM INVESTMENTS 3.4%

================================================================================
                        DURING THE SIX MONTH PERIOD ENDED
                                  JUNE 30, 1998
================================================================================

    TOP THREE PERFORMERS:
    Dell Computer Corp.             +121%
    Apple Computer                  +119%
    Lucent Technologies Inc.        +108%

    BOTTOM THREE PERFORMERS:
    National Semiconductor Corp.     -49%
    Ikon Office Solutions Inc.       -48%
    Sealed Air Corp.                 -40%


* Lipper performance comparisons are based on average annual total returns for the periods indicated in the S&P 500 Objective peer group consisting of 31, 29, 18 and 7 underlying annuity funds for the six month, one year, five year, and ten year periods, respectively.

                     See page 46 for Notes to Performance.
              Past performance is no guarantee of future results.
    The performance data shown does not reflect charges made by the separate account. Inclusion of these charges would reduce the performance quoted.

                               SCHEDULE OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------
                                             NUMBER
                                           OF SHARES            VALUE
--------------------------------------------------------------------------------
Common Stock -- 96.7%
--------------------------------------------------------------------------------

Basic Materials -- 3.8%

Air Products & Chemicals Inc.                6,432         $  257,280(h)
Alcan Aluminum Ltd.                          6,177            170,640(h)
Allegheny Teldyne Inc.                       5,102            116,708(h)
Aluminum Co. of America                      4,588            302,521(h)
Armco Inc.                                   2,591             16,518(a)
Asarco Inc.                                    838             18,646
Avery Dennison Corp.                         3,255            174,956
Barrick Gold Corp.                          10,033            192,508(h)
Battle Mountain Gold Co.                     5,453             32,377
Bethlehem Steel Corp.                        2,666             33,158(a)
Boise Cascade Corp.                          1,323             43,328
Champion International Corp.                 2,625            129,117
Cyprus Amax Minerals Co.                     2,191             29,031
Dow Chemical Co.                             5,920            572,390
Du Pont de Nemours (E.I.) & Co.             30,311          2,261,958
Eastman Chemical Co.                         2,159            134,398
Ecolab Inc.                                  3,126             96,906
Engelhard Corp.                              3,446             69,781
FMC Corp.                                      853             58,164(a)
Fort James Corp.                             5,984            266,288
Freeport McMoran Copper & Gold
  Inc. (Class B)                             4,584             69,620
Georgia Pacific Corp.                        2,664            157,009
Goodrich (B.F.) Co.                          2,001             99,300
Great Lakes Chemical Corp.                   1,397             55,094
Hercules Inc.                                2,428             99,851
Homestake Mining Co.                         5,589             57,986
Inco Ltd.                                    4,312             58,751
Inland Steel Industries Inc.                 1,131             31,880
International Paper Co.                      8,181            351,783
Louisiana Pacific Corp.                      2,822             51,502
Mead Corp.                                   2,458             78,041
Millipore Corp.                                945             25,751
Monsanto Co.                                16,179            904,002
Morton International Inc.                    3,123             78,075
Nalco Chemical Co.                           1,805             63,401
Newmont Mining Corp.                         3,728             88,074
Nucor Corp.                                  2,409            110,814
Pall Corp.                                   2,978             61,049
Phelps Dodge Corp.                           1,567             89,613
Placer Dome Inc.                             6,374             74,894
Potlatch Corp.                                 730             30,660
PPG Industries Inc.                          4,837            336,474
Praxair Inc.                                 4,135            193,570
Reynolds Metals Co.                          1,785             99,848
Rohm & Haas Co.                              1,654            171,913
Sealed Air Corp.                             1,957             71,920(a)
Sigma-Aldrich Corp.                          2,991            105,059
Union Camp Corp.                             1,939             96,223
Union Carbide Corp.                          3,701            197,541
USX-US Steel Group Inc.                      2,065             68,145
W.R. Grace & Co.                             1,787             30,491(a)
Westvaco Corp.                               2,420             68,365
Weyerhaeuser Co.                             5,560            256,802
Willamette Industries Inc.                   2,950             94,400
Worthington Industries Inc.                  2,141             32,249
                                                            9,436,823

--------------------------------------------------------------------------------
                                             NUMBER
                                           OF SHARES            VALUE
--------------------------------------------------------------------------------
Capital Goods -- 8.7%

Aeroquip-Vickers Inc.                            717      $    41,855
AlliedSignal Inc.                             15,144          672,015(h)
AMP Inc.                                       5,977          205,459(h)
Armstrong World Industries Inc.                1,015           68,386
Boeing Co.                                    27,116        1,208,357
Browning-Ferris Industries Inc.                4,680          162,630
Case Corp.                                     1,795           86,609
Caterpillar Inc.                              10,016          529,596
CBS Corp.                                     19,170          608,647
Centex Corp.                                   1,460           55,115
Cincinnati Milacron Inc.                         994           24,167
Cooper Industries Inc.                         3,171          174,207
Corning Inc.                                   6,313          219,377
Crane Co.                                      1,085           52,690
Cummins Engine Co. Inc.                          889           45,561
Deere & Co.                                    6,520          344,745
Dover Corp.                                    5,758          197,212
Eaton Corp.                                    1,850          143,838
Emerson Electric Co.                          11,874          716,893
Fleetwood Enterprises Inc.                       830           33,200
Fluor Corp.                                    2,052          104,652
Foster Wheeler Corp.                           1,006           21,566
General Dynamics Corp.                         3,482          161,913
General Electric Co.                          87,165        7,932,015
General Signal Corp.                           1,144           41,184
Grainger (W.W.) Inc.                           2,782          138,578
Harnischfeger Industries Inc.                  1,133           32,078
Honeywell Inc.                                 3,492          291,800
Illinois Tool Works Inc.                       6,897          459,944
Ingersoll Rand Co.                             4,299          189,425
Johnson Controls Inc.                          2,341          133,876
Kaufman & Broad Home Corp.                       880           27,940
Laidlaw Environmental Services Inc.            7,888           96,135
Lockheed Martin Corp.                          5,276          558,596
Masco Corp.                                    4,495          271,947
McDermott International Inc.                   1,719           59,198
Minnesota Mining &
  Manufacturing Co.                           10,940          899,131
Nacco Industries Inc.                            222           28,694
National Service Industries Inc.                 976           49,654
Navistar International Corp. Inc.              1,595           46,056(a)
Northrop Grumman Corp.                         1,961          202,228
Owens Corning                                  1,176           47,996
PACCAR Inc.                                    2,160          112,860
Parker Hannifin Corp.                          3,115          118,759
Pulte Corp.                                      822           24,557
Raychem Corp.                                  2,032           60,071
Raytheon Co. (Class B)                         8,924          527,631
Rockwell International Corp.                   5,068          243,581
Sherwin-Williams Co.                           4,763          157,774
Tenneco Inc.                                   4,448          169,302
Textron Inc.                                   4,468          320,300
Thermo Electron Corp.                          4,228          144,545(a)
Thomas & Betts Corp.                           1,393           68,605
Timken Co.                                     1,531           47,174
Tyco International Ltd.                       15,700          989,100
United Technologies Corp.                      6,043          558,977
Waste Management Inc.                         12,720          445,200
                                                           21,373,601

Consumer - Cyclical -- 8.1%

American Greetings Corp.
  (Class A)                                    1,817           92,553(h)
Black & Decker Corp.                           2,507          152,927
Block H & R Inc.                               2,752          115,928


--------------------------------------------------------------------------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                    S&P 500 INDEX FUND JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                              NUMBER
                                            OF SHARES          VALUE
--------------------------------------------------------------------------------

Briggs & Stratton Corp.                          534      $    19,992
Brunswick Corp.                                2,368           58,608
Cendant Corp.                                 22,807          476,096(a)
Chrysler Corp.                                17,290          974,724
Clear Channel Communications Inc.              3,400          371,025(a)
Cognizant Corp.                                4,242          267,246
Comcast Corp. (Class A)                        9,872          400,741
Cooper Tire & Rubber Co.                       1,823           37,599
Dana Corp.                                     2,919          156,167
Darden Restaurants Inc.                        3,586           56,928
Deluxe Corp.                                   1,929           69,082
Donnelley (R.R.) & Sons Co.                    3,852          176,229
Dow Jones & Co. Inc.                           2,542          141,717
Dun & Bradstreet Corp.                         4,442          160,467
Eastman Kodak Co.                              8,475          619,205
Echlin Inc.                                    1,531           75,115
Ford Motor Co.                                32,600        1,923,400
Fruit of the Loom Inc.                         1,647           54,660(a)
Gannett Inc.                                   7,608          540,643
General Motors Corp.                          18,194        1,215,587
Genuine Parts Co.                              4,896          169,218
Goodyear Tire & Rubber Co.                     4,419          284,749
Harrahs Entertainment Inc.                     2,735           63,589(a)
Hasbro Inc.                                    3,531          138,812
Hilton Hotels Corp.                            6,588          187,758
Interpublic Group Cos. Inc.                    3,715          225,454
ITT Industries Inc.                            3,163          118,217
Jostens Inc.                                     776           18,527
King World Productions Inc.                    1,714           43,707
Knight-Ridder Inc.                             2,000          110,125
Liz Claiborne Inc.                             1,765           92,221
Marriott International Inc.                    6,922          224,100
Mattel Inc.                                    7,911          334,734
Maytag Corp.                                   2,395          118,253
McDonald's Corp.                              18,317        1,263,873
McGraw Hill Cos. Inc.                          2,585          210,839
Meredith Corp.                                 1,298           60,925
Mirage Resorts Inc.                            5,300          112,956(a)
New York Times Co.                             2,544          201,612
Newell Co.                                     4,271          212,749
Nike Inc.                                      7,604          370,220
Omnicom Group                                  4,600          229,425
Polaroid Corp.                                   978           34,780
Reebok International Ltd.                      1,330           36,824(a)
Rubbermaid Inc.                                3,936          130,626
Russell Corp.                                    770           23,244
Service Corp. International                    6,918          296,609
Snap-On Inc.                                   1,409           51,076
Springs Industries Inc.                          400           18,450
Stanley Works                                  2,126           88,362
Tele-Communications Inc. (Series A)           13,325          512,180(a)
Time Warner Inc.                              15,888        1,357,431
Times Mirror Co.                               2,295          144,298
Tribune Co.                                    3,238          222,815
Tricon Global Restaurants Inc.                 4,311          136,605(a)
TRW Inc.                                       3,195          174,527
Tupperware Corp.                               1,428           40,163
VF Corp.                                       3,302          170,053
Viacom Inc. (Class B)                          9,482          552,326(a)
Walt Disney Co.                               18,279        1,920,437
Wendy's International Inc.                     3,131           73,579
Whirlpool Corp.                                2,109          144,994
Xerox Corp.                                    8,745          888,711
                                                           19,966,792

Consumer - Stable -- 10.4%

Adolph Coors Co.                                 765           26,010
Alberto-Culver Co.                             1,333           38,657

--------------------------------------------------------------------------------
                                              NUMBER
                                            OF SHARES          VALUE
--------------------------------------------------------------------------------

Anheuser Busch Cos. Inc.                     12,754      $   601,829(h)
Archer-Daniels Midland Co.                   15,735          304,866
Avon Products Inc.                            3,682          285,355
Ball Corp.                                      754           30,301
Bemis Inc.                                    1,281           52,361
Bestfoods                                     7,890          458,113
Brown-Forman Corp.                            1,929          123,938
Campbell Soup Co.                            12,276          652,163
Clorox Co.                                    2,942          280,593
Coca Cola Co.                                65,851        5,630,260(h)
Colgate-Palmolive Co.                         7,886          693,968
Conagra Inc.                                 12,868          407,755
Crown Cork & Seal Inc.                        3,314          157,415
Fortune Brands Inc.                           4,741          182,232
General Mills Inc.                            4,311          294,765
Gillette Co.                                 30,066        1,704,366
Heinz (H.J.) Co.                              9,797          549,857
Hershey Foods Corp.                           3,692          254,748
International Flavours                        2,647          114,979
Kellogg Co.                                  11,090          416,568
Kimberly Clark Corp.                         14,836          680,602
Owens Illinois Inc.                           4,100          183,475(a)
Pepsico Inc.                                 40,210        1,656,149
Philip Morris Cos. Inc.                      64,979        2,558,548
Pioneer Hi-Bred International Inc.            6,800          281,350
Procter & Gamble Co.                         35,788        3,258,945
Quaker Oats Co.                               3,528          193,820
Ralston Purina Co.                            2,786          325,440
Sara Lee Corp.                               12,681          709,343
Seagram Ltd.                                  9,235          378,058
Stone Container Corp.                         2,379           37,172
Supervalu Inc.                                1,600           71,000
Sysco Corp.                                   8,772          224,783
Temple Inland Inc.                            1,326           71,438
Unilever N.V                                 17,256        1,362,145
UST Inc.                                      4,579          123,633
Wrigley (W.M.) Junior Co.                     3,134          307,132
                                                          25,684,132

Energy -- 7.1%

Amerada Hess Corp.                            2,490          135,238(h)
Amoco Corp.                                  25,946        1,080,002(h)
Anadarko Petroleum Co.                        1,600          107,500
Apache Corp.                                  3,000           94,500
Ashland Oil Inc.                              2,107          108,774
Atlantic Richfield Co.                        8,709          680,391(h)
Baker Hughes Inc.                             4,600          158,987
Burlington Resources Inc.                     4,741          204,159
Chevron Corp.                                17,441        1,448,693
Dresser Industries Inc.                       4,624          203,745
Exxon Corp.                                  65,289        4,655,922
Halliburton Co.                               6,836          304,629
Helmerich & Payne Inc.                        1,242           27,635
Kerr-McGee Corp.                              1,123           64,994
Mobil Corp.                                  20,762        1,590,888
Occidental Petroleum Corp.                    9,910          267,570
ONEOK Inc.                                      707           28,192
Oryx Energy Co.                               2,564           56,729(a)
Pennzoil Co.                                  1,094           55,384
Phillips Petroleum Co.                        6,829          329,072
Rowan Cos. Inc.                               2,077           40,372(a)
Royal Dutch Petroleum Co. ADR                57,316        3,141,633
Schlumberger Ltd.                            13,254          905,414
Sempra Energy                                 3,262           90,513(a)
Sun Co. Inc.                                  2,588          100,447
Texaco Inc.                                  14,596          871,199
Union Pacific Resources Group Inc.            6,829          119,934
Unocal Corp.                                  6,338          226,583

--------------------------------------------------------------------------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                               SCHEDULE OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                              NUMBER
                                            OF SHARES             VALUE
--------------------------------------------------------------------------------

USX-Marathon Group                             7,492         $   257,069
Western Atlas Inc.                             1,500             127,312
                                                              17,483,480

Financial -- 13.5%

Ahmanson (H.F.) & Co.                          3,074             218,254(h)
American Express Co.                          12,374           1,410,636(h)
American General Corp.                         6,903             491,409(h)
Associates First Capital Corp.                 9,326             716,936
Banc One Corp.                                18,670           1,042,019(h)
Bank of New York Inc.                         10,255             622,350(h)
BankAmerica Corp.                             18,414           1,591,660
BankBoston Corp.                               7,766             431,984
Bankers Trust New York Corp.                   2,619             303,968
BB&T Corp.                                     3,700             250,213
Beneficial Corp.                               1,406             215,382
Charles Schwab Corp.                           7,458             242,385
Chase Manhattan Corp.                         22,654           1,710,377
Citicorp                                      12,116           1,808,313
Comerica Inc.                                  4,056             268,710
Countrywide Credit Industries                  2,700             137,025
Federal Home Loan Mortgage Corp.              18,565             873,715
Federal National Mortgage Assoc               27,676           1,681,317
Fifth Third Bancorp                            6,856             431,928
First Chicago NBD Corp.                        7,760             687,730
First Union Corp.                             26,048           1,517,296
Fleet Financial Group Inc.                     7,516             627,586
Franklin Resources Inc.                        6,700             361,800
Golden West Financial Corp.                    1,455             154,685
Green Tree Financial Corp.                     3,751             160,590
Household International Inc.                   8,400             417,900
Huntington Bancshares Inc.                     5,200             174,200
KeyCorp                                       11,628             414,247
Lehman Brothers Holdings Inc.                  3,100             240,444
MBIA Inc.                                      2,490             186,439
Mellon Bank Corp.                              6,864             477,906
Mercantile Bancorp. Inc.                       3,400             171,275
Merrill Lynch & Co. Inc.                       9,317             859,493
MGIC Investment Corp.                          3,059             174,554
Morgan (J.P.) & Co. Inc.                       4,864             569,696
Morgan Stanley, Dean Witter                   16,198           1,480,092
National City Corp.                            8,832             627,072
NationsBank Corp.                             25,772           1,971,558
Northern Trust Corp.                           2,900             221,125
Norwest Corp.                                 20,158             753,405
PNC Bank Corp.                                 8,008             430,930
Providian Financial Corp.                      2,598             204,105
Republic of New York Corp.                     2,946             185,414
State Street Corp.                             4,300             298,850
Summit Bancorp                                 5,000             237,500
Suntrust Banks Inc.                            5,629             457,708
Synovus Financial Corp.                        6,850             162,688
Transamerica Corp.                             1,788             205,844
Travelers Group Inc.                          30,845           1,869,978
United States Bancorp                         19,627             843,961
Wachovia Corp.                                 5,666             478,777
Washington Mutual Inc.                        10,150             440,891
Wells Fargo & Co.                              2,346             865,674
                                                              33,379,994

Healthcare -- 11.7%

Abbott Laboratories                           41,096           1,679,799(h)
Aetna Inc.                                     3,852             293,234(h)
Allergan Inc.                                  1,576              73,087

--------------------------------------------------------------------------------
                                              NUMBER
                                            OF SHARES             VALUE
--------------------------------------------------------------------------------
Alza Corp.                                     2,561         $   110,763(h)
American Home Products Corp.                  35,254           1,824,394(h)
Amgen Inc.                                     7,148             467,301(h)
Bard (C.R.) Inc.                               1,251              47,616
Bausch & Lomb Inc.                             1,328              66,566
Baxter International Inc.                      7,574             407,576
Becton Dickinson & Co.                         3,435             266,642
Biomet Inc.                                    3,107             102,725
Boston Scientific Corp.                        5,294             379,183(a)
Bristol-Myers Squibb Co.                      26,554           3,052,050(h)
Cardinal Health Inc.                           2,849             267,094
Columbia/HCA Healthcare Corp.                 17,423             507,445(h)
Eli Lilly & Co.                               29,416           1,943,294
Guidant Corp.                                  4,112             293,237
HBO & Co.                                     11,800             415,950
Healthsouth Corp.                             10,836             289,186(a)
Humana Inc.                                    4,527             141,186(a)
Johnson & Johnson                             35,983           2,653,746
Mallinckrodt Inc.                              1,704              50,588
Manor Care Inc.                                1,537              59,078
Medtronic Inc.                                12,566             801,083
Merck & Co. Inc.                              31,875           4,263,281
Pfizer Inc.                                   34,848           3,787,542
Pharmacia & Upjohn Inc.                       13,785             635,833
Schering Plough Corp.                         19,729           1,807,670(h)
St. Jude Medical Inc.                          2,323              85,515(a)
Tenet Healthcare Corp.                         8,297             259,281(a)
United Healthcare Corp.                        5,147             326,835
United States Surgical Corp.                   2,045              93,303
Warner-Lambert Co.                            21,947           1,522,573
                                                              28,974,656

Insurance -- 3.5%

Allstate Corp.                                11,438           1,047,292(h)
American International Group Inc.             18,715           2,732,390(h)
Aon Corp.                                      4,624             324,836
Chubb Corp.                                    4,397             353,409
CIGNA Corp.                                    5,763             397,647
Cincinnati Financial Corp.                     4,200             161,175
Conseco Inc.                                   5,247             245,297
General Reinsurance Corp.                      2,028             514,098
Hartford Financial Services
  Group Inc.                                   3,052             349,073
Jefferson-Pilot Corp.                          2,782             161,182
Lincoln National Corp.                         2,656             242,692
Loews Corp.                                    3,016             262,769
Marsh & McLennan Cos. Inc.                     6,954             420,282
Progressive Corp.                              1,900             267,900
Safeco Corp.                                   3,881             176,343
St. Paul Cos. Inc.                             6,081             255,794
SunAmerica Inc.                                5,100             292,931
Torchmark Corp.                                3,800             173,850
UNUM Corp.                                     3,782             209,901
                                                               8,588,861

Retail Trade -- 5.4%

Albertsons Inc.                                6,647             344,398(h)
American Stores Co.                            7,652             185,083(h)
Autozone Inc.                                  4,144             132,349(a)
Circuit City Stores Inc.                       2,463             115,453
Consolidated Stores Corp.                      2,600              94,250(a)
Costco Cos. Inc.                               5,833             367,844(a)
CVS Corp.                                     10,356             403,237
Dayton Hudson Corp.                           11,876             575,986
Dillards Inc.                                  2,795             115,818
Federated Department Stores Inc.               5,804             312,328(a)

--------------------------------------------------------------------------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                    S&P 500 INDEX FUND JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                               NUMBER
                                             OF SHARES            VALUE
--------------------------------------------------------------------------------

Gap Inc.                                       10,653         $   656,491
Great Atlantic & Pacific Tea Co.Inc               770              25,458
Harcourt General Inc.                           1,761             104,780
Home Depot Inc.                                19,656           1,632,676
J.C. Penney Company Inc.                        6,587             476,322
K Mart Corp.                                   12,631             243,147(a)
Kroger Co.                                      7,065             302,912(a)
Limited Inc.                                    6,547             216,869
Longs Drug Stores Corp.                           782              22,580
Lowes Cos. Inc.                                 9,364             379,827
May Department Stores Co.                       6,256             409,768
Mercantile Stores Inc.                            849              67,018
Nordstrom Inc.                                  2,096             161,916
Pep Boys Manny Moe & Jack                       1,803              34,144
Rite Aid Corp.                                  7,158             268,872
Sears Roebuck & Co.                            10,545             643,904
Tandy Corp.                                     2,728             144,755
TJX Cos. Inc.                                   8,640             208,440
Toys 'R Us Inc.                                 7,435             175,187(a)
Venator Group Inc.                              3,400              65,025(a)
Wal-Mart Stores Inc.                           60,012           3,645,729
Walgreen Co.                                   13,550             559,784
Winn Dixie Stores Inc.                          3,940             201,679
                                                               13,294,029

Technology - Electronics & Equipment -- 9.3%

3Com Corp.                                      9,154             280,913(a)
Advanced Micro Devices Inc.                     3,337              56,938(a,h)
Andrew Corp.                                    2,156              38,943(a)
Apple Computer                                  3,960             113,603(a)
Applied Materials Inc.                          9,700             286,150(a)
Ascend Communications Inc.                      5,100             252,769(a)
Bay Networks Inc.                               5,745             185,276(a)
Cabletron Systems Inc.                          3,726              50,068(a)
Cisco Systems Inc.                             27,234           2,507,230(a)
Compaq Computer Corp.                          43,905           1,245,816
Data General Corp.                                895              13,369(a)
Dell Computer Corp.                            17,312           1,606,770(a)
DSC Communications Corp.                        2,850              85,500(a)
EG & G Inc.                                     1,205              36,150
Gateway 2000 Inc.                               4,100             207,563(a)
General Instrument Corp.                        4,543             123,513(a)
Harris Corp.                                    2,062              92,146
Hewlett Packard Co.                            27,541           1,649,017
Ikon Office Solutions Inc.                      3,210              46,746
Intel Corp.                                    45,302           3,358,011
International Business Machines                25,265           2,900,738
KLA-Tencor Corp.                                2,000              55,375(a)
LSI Logic Corp.                                 3,396              78,320(a)
Lucent Technologies Inc.                       35,054           2,916,055
MediaOne Group Inc.                            16,226            712,930
Micron Technology Inc.                          5,427             134,657(a)
Moore Corp. Ltd.                                2,074              27,481
Motorola Inc.                                  15,951             838,424
National Semiconductor Corp.                    3,883              51,207(a)
Northern Telecom Ltd.                          13,814             783,944
Perkin Elmer Corp.                              1,150              71,516
Pitney Bowes Inc.                               7,132             343,227
Scientific-Atlanta Inc.                         1,853              47,020
Seagate Technology                              6,390             152,162(a)
Silicon Graphics Inc.                           4,633              56,175(a)
Sun Microsystems Inc.                          10,195             442,845(a)
Tektronix Inc.                                  1,238              43,794
Tellabs Inc.                                    4,976             356,406(a)
Texas Instruments Inc.                         10,584             617,179
                                                               22,865,946
--------------------------------------------------------------------------------
                                               NUMBER
                                             OF SHARES          VALUE
--------------------------------------------------------------------------------
Technology - Software & Services -- 4.6%

Adobe Systems Inc.                              1,598         $    67,815(h)
Autodesk Inc.                                   1,312              50,676
Automatic Data Processing Inc.                  8,059             587,300
Computer Associates
  International Inc.                           14,581             810,157
Computer Sciences Corp.                         4,082             261,248
EMC Corp.                                      13,536             606,582(a)
Equifax Inc.                                    4,000             145,250
First Data Corp.                               11,681             389,123
Microsoft Corp.                                65,728           7,123,272(a)
Novell Inc.                                     9,866             125,792(a)
Oracle Systems Corp.                           25,572             628,112(a)
Parametric Technology Corp.                     7,306             198,175(a)
Shared Medical System Corp.                       653              47,955
Unisys Corp.                                    6,909             195,179(a)
                                                               11,236,636

Transportation -- 1.1%

AMR Corp.                                       5,014             417,415(a,h)
Burlington Northern Santa Fe                    4,183             410,718
CSX Corp.                                       5,738             261,079
Delta Air Lines Inc.                            1,991             257,337
FDX Corp.                                       3,830             240,333(a)
Norfolk Southern Corp.                         10,101             301,136
Ryder System Inc.                               1,831              57,791
Southwest Airlines Co.                          5,896             174,669
U.S. Airways Group Inc.                         2,707             214,530(a)
Union Pacific Corp. N.V                         6,554             289,195
                                                                2,624,203

Utilities -- 9.5%

Airtouch Communications Inc.                   15,486             904,963(a,h)
Alltel Corp.                                    4,994             232,221(h)
Ameren Corp.                                    3,642             144,770
American Electric Power Inc.                    4,897             222,201(h)
American Telephone & Telegraph
  Corp.                                        43,392           2,478,768(h)
Ameritech Corp.                                29,604           1,328,479(h)
Baltimore Gas & Electric Co.                    3,703             115,024
Bell Atlantic Corp.                            41,468           1,891,977(h)
Bellsouth Corp.                                26,299           1,765,320(h)
Carolina Power & Light Co.                      4,060             176,102
Central & South West Corp.                      5,548             149,103
CINergy Corp.                                   4,153             145,355
Coastal Corp.                                   2,871             200,432
Columbia Gas Systems Inc.                       2,285             127,075
Consolidated Edison Inc.                        6,107             281,304
Consolidated Natural Gas Co.                    2,515             148,071
Dominion Resources Inc.                         4,989             203,302
DTE Energy Co.                                  3,766             152,052
Duke Energy Corp.                               9,666             572,710
Eastern Enterprises                               402              17,236
Edison International                            9,842             290,954
Enron Corp.                                     8,900             481,156
Entergy Corp.                                   6,347             182,476
FirstEnergy Corp.                               6,277             193,018
FPL Group Inc.                                  4,931             310,653
Frontier Corp.                                  4,343             136,805
GPU Inc.                                        3,500             132,344
GTE Corp.                                      25,861           1,438,518
Houston Industries Inc.                         8,218             253,731
MCI Communications Corp.                       19,525           1,134,891
Nextel Communications Inc.                      7,000             174,125(a)
Niagara Mohawk Power Corp.                      5,254              78,482(a)
Nicor Inc.                                      1,143              45,863

--------------------------------------------------------------------------------

See Notes to Schedule of Investments and Notes to Financial Statements.

                               SCHEDULE OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
                                              NUMBER
                                            OF SHARES            VALUE
--------------------------------------------------------------------------------

Northern States Power Co.                     3,960         $   113,355
Pacificorp                                    7,799             176,452
Peco Energy Co.                               5,822             169,930
Peoples Energy Corp.                            721              27,849
PG&E Corp.                                   10,754             339,423
PP&L Resources Inc.                           4,222              95,787
Public Service Enterprise Group               6,159             212,101
SBC Communications Inc.                      49,280           1,971,200
Sonat Inc.                                    2,687             103,785
Southern Co.                                 18,658             516,593
Sprint Corp.                                 11,426             805,533
Texas Utilities Co.                           6,386             265,817
U.S. WEST Inc.                               13,388             629,246(a)
Unicom Corp.                                  5,919             207,535
Williams Cos. Inc.                           11,186             377,527
WorldCom Inc.                                27,698           1,341,622
                                                             23,463,236

Total Common Stock
  (Cost $185,152,436)                                       238,372,389
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Preferred Stock -- 0.2%
--------------------------------------------------------------------------------

Ceridian Corp.                               1,804              105,985(a)
MBNA Corp.                                  13,183              435,039

Total Preferred Stock
  (Cost $383,914)                                               541,024

Total Investments in Securities
  (Cost $185,536,350)                                       238,913,413

--------------------------------------------------------------------------------
                                              NUMBER
                                            OF SHARES            VALUE
--------------------------------------------------------------------------------
Short-Term Investments -- 3.4%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund             2,105,910        $ 2,105,910
Money Market Obligations Trust             4,687,942          2,690,433
Short Term Investment Co.                    720,037          2,717,546


                                            PRINCIPAL
                                             AMOUNT                VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT
U.S. Treasury Bill
4.95%  9/17/98                             $  700,000             692,500

Total Short-Term Investments
  (Cost $8,206,389)                                             8,206,389

Other Assets and Liabilities,
  net (0.3%)                                                     (628,887)
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                           $246,490,915
================================================================================


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The S&P 500 Index Fund had the following long futures contracts open at June 30, 1998:

                                       Number
                    Expiration           of        Underlying     Unrealized
Description            Date           Contracts    Face Value        Gain
--------------------------------------------------------------------------------
S&P 500           September 1998         25        $7,143,750      $223,125
--------------------------------------------------------------------------------

See Notes to Schedule of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------

Q&A

David Carlson, Ralph Layman and Robert MacDougall share portfolio management responsibility for the Total Return Fund. Dave Carlson manages the domestic equity portion, Ralph Layman manages the international equity portion and Bob MacDougall manages the fixed income portion of the Fund. Please refer to page 3 for Ralph's biographical details, page 10 for Dave's biographical details, and page 38 for Bob's biographical details.


Q. HOW DID THE TOTAL RETURN FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX MONTHS ENDED JUNE 30, 1998?

A. The Total Return Fund posted a total return of 10.98% for the six months ended June 30, 1998. For the same period, the S&P 500 Index, as a measure of U.S. stocks, returned 17.74% and the LB Aggregate, as a measure of fixed income securities, returned 3.92% while our Lipper peer group of 91 Flexible annuity funds returned 9.73%.

Q.   WHAT DROVE THE FUND'S PERFORMANCE?

A. The fund allocates its investments among several asset classes, specifically domestic equities, foreign equities, and fixed income securities. The fund's performance is therefore driven by the weighting of and the market movement within each asset class. Although the fund's asset allocation remained similar relative to its position at the end of 1997, individual markets shifted significantly during the past six months. Domestic equities continued to provide strong returns; rallies in the bond market pushed yields lower; and foreign markets, which could only manage a dismal 1.78% return in 1997 as measured by the MSCI EAFE, rebounded during the first half of 1998, returning 15.93%.

Q.   WHICH INVESTMENTS STAND OUT?

A. In domestic equities, the financial sector provided good performance for the fund, most notably were American Express, General Reinsurance and Morgan Stanley, Dean Witter. In foreign equities, telecommunication stocks such as, Nokia and Mannesman, contributed to the fund's performance.

Q. WHAT EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS IN THE PAST SIX MONTHS AND HOW DID THIS IMPACT YOUR FUND?

A. The Asian crisis continues to play havoc with the financial markets during the past six months. As investors await the final fallout, many have flown to the safety and quality of U.S. stocks and bonds. This influx of cash helped bolster the domestic equity market, even in the face of numerous earning downgrades, as well as rallied the bond market. As our fund is allocated among several asset classes, it benefited from the good performance in both the domestic equity and bond markets. Due to our underweighting in Asian stocks, the fund has limited its exposure to the poor performance from that region.

Q. WHAT IS THE OUTLOOK FOR THE MARKET AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. It appears that the U.S. is headed for a slowdown based on Asia's recession and the strong dollar's impact on exports. Analysts earnings estimates for the second half of the year are quite optimistic, setting the stage for what we believe could be additional disappointments. Considering this risk, along with expensive valuations, stock selection will become paramount in achieving the fund's objective. Interest, unemployment and inflation rates continue to remain at low levels. Provided that these elements remain in place, we believe that bonds should provide good value. Although the Asian financial crisis has depressed many foreign markets, we believe that recovery of these markets are forthcoming as significant structural changes are taken. The formal announcement in May of the European Union strengthen economic prospects in the region. We believe European markets continue to offer strong value on a global basis and our fund's overweighting in European stocks will benefit from such growth.

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------

================================================================================
                       TOP TEN LARGEST HOLDINGS
                           AT JUNE 30, 1998
================================================================================

  Federal National Mortgage Assoc. (7.00% TBA)   3.77%
--------------------------------------------------------------------------------
  SPDR Trust                                     3.08%
--------------------------------------------------------------------------------
  U.S. Treasury Notes (5.875% 8/31/99)           2.13%
--------------------------------------------------------------------------------
  U.S. Treasury Bonds (6.125% 11/15/27)          1.75%
--------------------------------------------------------------------------------
  Travelers Group Inc.                           1.53%
--------------------------------------------------------------------------------
  U.S. Treasury Notes (6.50% 8/31/01)            1.52%
--------------------------------------------------------------------------------
  Airtouch Communications Inc.                   1.38%
--------------------------------------------------------------------------------
  AlliedSignal Inc.                              1.33%
--------------------------------------------------------------------------------
  Federal National Mortgage Assoc. (Stock)       1.24%
--------------------------------------------------------------------------------
  U.S. Treasury Notes (7.75% 1/31/00)            1.14%
--------------------------------------------------------------------------------

================================================================================
                     AVERAGE ANNUAL TOTAL RETURN
                 FOR THE PERIODS ENDED JUNE 30, 1998
================================================================================

                          SIX           ONE         FIVE         TEN
                         MONTH         YEAR         YEAR         YEAR
--------------------------------------------------------------------------------

Total Return Fund        10.98%         18.64%      14.75%      13.27%
--------------------------------------------------------------------------------
S&P 500 Index            17.74%         30.20%      23.08%      18.56%
--------------------------------------------------------------------------------
LB Aggregate              3.92%         10.54%       6.88%       9.06%
--------------------------------------------------------------------------------
Lipper peer
  group average*          9.73%         18.12%      13.91%      13.26%
--------------------------------------------------------------------------------
Commencement
  date                   7/1/85
================================================================================

                               INVESTMENT PROFILE

A fund designed for investors who seek to maximize total return through current income and capital appreciation by investing in a range of securities, including, common stocks, bonds and money market instruments.


================================================================================
                              PORTFOLIO COMPOSITION
                               AS OF JUNE 30, 1998
================================================================================

                               [PIE CHART OMITTED]

                             DOMESTIC EQUITIES 45.0%

                               BONDS & NOTES 36.0%

                              FOREIGN EQUITY 15.3%

                                CASH & OTHER 3.7%


================================================================================
                             SECTOR DIVERSIFICATION
                               AS OF JUNE 30, 1998
================================================================================

                               [PIE CHART OMITTED]

                           MORTGAGE/ASSET BACKED 14.2%

                         U.S. TREASURIES/AGENCIES 12.9%

                            FINANCIAL SERVICES 12.2%

                                 CONSUMER 11.1%

                                 HEALTHCARE 9.7%

                              CORPORATE NOTES 8.9%

                           SHORT-TERM INVESTMENTS 7.6%

                                 TECHNOLOGY 7.4%

                               CAPITAL GOODS 7.0%

                                   ENERGY 4.8%

                                CASH & OTHER 4.2%

* Lipper performance comparisons are based on average annual total returns for the periods indicated in the Flexible peer group consisting of 91, 87, 56 and 30 underlying annuity funds for the six month, one year, five year, and ten year periods, respectively.

                       See page 46 for Notes to Performance.

Past performance is no guarantee of future results. The performance data shown does not reflect charges made by the separate account. Inclusion of these charges would reduce the performance quoted.

                               SCHEDULE OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                TOTAL RETURN FUND
--------------------------------------------------------------------------------
                                                 NUMBER
                                               OF SHARES          VALUE
--------------------------------------------------------------------------------
Domestic Equity -- 44.7%
--------------------------------------------------------------------------------

Basic Materials -- 0.7%

Air Products & Chemicals Inc.                    2,790         $  111,600
Airgas Inc.                                      6,601             94,889(a)
Du Pont de Nemours (E.I.) & Co.                    718             53,581
Morton International Inc.                        6,817            170,425
                                                                  430,495

Capital Goods -- 4.6%

Alleghany Corp. Delaware                           301             70,208
AlliedSignal Inc.                               17,938            795,999
Dover Corp.                                     19,021            651,469
Emerson Electric Co.                             1,460             88,147
Hubbell Inc. (Class B)                           6,833            284,424(h)
Molex Inc. (Class A)                             9,687            226,434
Sherwin-Williams Co.                             2,440             80,825
Textron Inc.                                     1,132             81,150
Tyco International Ltd.                          2,633            165,879
U.S.A. Waste Services Inc.                       1,797             88,727(a)
United Technologies Corp.                          790             73,075
Waste Management Inc.                            4,666            163,310
                                                                2,769,647

Consumer - Cyclical -- 5.6%

Carnival Corp. (Class A)                         6,028            238,860
Catalina Marketing Corp.                         3,807            197,726(a)
Circus Circus Enterprises Inc.                   1,840             31,165(a)
Comcast Corp. (Class A)                          8,036            326,211
Comcast UK Cable Partners Ltd.
  (Class A)                                      3,659             57,401(a)
Gannett Inc.                                     3,659            260,018
Harman International
  Industries Inc.                                2,726            104,951
Interpublic Group Cos. Inc.                      5,101            309,567
McDonald's Corp.                                 2,338            161,322
Metromedia International
  Group Inc.                                     1,645             19,637(a)
NTL Inc.                                         8,773            469,355(a)
Stanley Works                                    1,586             65,918
Tele-Communications Inc. (Series A)              5,166            198,568
Tele-Communications Inc. Liberty
  Media Group (Series A)                         5,766            223,793(a)
Tele-Communications
  TCI Ventures Group                             4,951             99,329(a)
Time Warner Inc.                                 1,558            133,112
Walt Disney Co.                                  4,108            431,597
                                                                3,328,530

Consumer - Stable -- 2.7%

Anheuser Busch Cos. Inc.                         2,685            126,698(h)
Avon Products Inc.                               2,942            228,005
Coca Cola Co.                                      606             51,813
Colgate-Palmolive Co.                            1,316            115,808
Gillette Co.                                     2,318            131,402
Kimberly Clark Corp.                             6,314            289,655(h)
Pepsico Inc.                                     9,030            371,923
Philip Morris Cos. Inc.                          8,237            324,332
                                                                1,639,636
--------------------------------------------------------------------------------
                                                 NUMBER
                                               OF SHARES          VALUE
--------------------------------------------------------------------------------
Energy -- 2.8%

Anadarko Petroleum Co.                           2,296          $ 154,262
Atlantic Richfield Co.                           2,009            156,953
Baker Hughes Inc.                                5,095            176,096
Burlington Resources Inc.                        2,269             97,709
Exxon Corp.                                      3,075            219,286
Nabors Industries Inc.                           3,660             72,514(a)
Schlumberger Ltd.                                8,710            595,002
Unocal Corp.                                     4,951            176,998
                                                                1,648,820

Financial -- 5.5%

American Express Co.                             2,656            302,784
Chicago Title Corp.                                903             41,707(a)
Citicorp                                         3,558            531,032
Countrywide Credit Industries                    1,636             83,027
Federal National Mortgage Assoc                 12,257            744,613
Morgan Stanley, Dean Witter                        718             65,607
State Street Corp.                               4,332            301,074
Travelers Group Inc.                            15,172            919,802
Wells Fargo & Co.                                  761            280,809
                                                                3,270,455

Healthcare -- 8.8%

Abbott Laboratories                             15,130            618,439
American Home Products Corp.                     4,593            237,688
Bristol-Myers Squibb Co.                         4,327            497,335
Cardinal Health Inc.                             5,669            531,469
Dentsply International Inc.                      4,809            120,225
Eli Lilly & Co.                                  1,219             80,530
Henry Schein Inc.                                  717             33,072(a)
Johnson & Johnson                                8,421            621,049(h)
Lincare Holdings Inc.                            5,734            241,186(a,h)
Merck & Co. Inc.                                 4,880            652,700
Omnicare Inc.                                    1,289             49,143
Pfizer Inc.                                      4,157            451,814
Pharmerica Inc.                                  2,584             31,170(a)
Scherer (R.P.) Corp.                             3,516            311,605(a)
Smithkline Beecham PLC ADR                       3,659            221,369
Sun Healthcare Group Inc.                        3,111             45,498(a)
Sybron International Corp.                       6,910            174,477(a)
Tenet Healthcare Corp.                           2,798             87,438(a)
Watson Pharmaceuticals Inc.                      6,346            296,279(a)
                                                                5,302,486

Insurance -- 2.7%

American International Group Inc.                3,068            447,928
Chubb Corp.                                      2,623            210,824
General Reinsurance Corp.                        1,148            291,018
Loews Corp.                                      3,173            276,447
Marsh & McLennan Cos. Inc.                       5,490            331,802
UNUM Corp.                                       1,342             74,481
                                                                1,632,500

Miscellaneous -- 3.1%

SPDR Trust                                      16,300          1,848,013

Retail Trade -- 0.6%

CVS Corp.                                        3,880            151,077
Home Depot Inc.                                  2,858            237,393
                                                                  388,470
--------------------------------------------------------------------------------

See Notes to Schedule of Investments and Notes to Financial Statements.

                               SCHEDULE OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                                NUMBER
                                              OF SHARES           VALUE
--------------------------------------------------------------------------------

Technology - Electronics & Equipment -- 1.2%

Applied Materials Inc.                           1,219        $   35,960(a)
Cisco Systems Inc.                               2,379           219,017(a)
Hewlett Packard Co.                              1,464            87,657
Intel Corp.                                      4,592           340,382
Pitney Bowes Inc.                                1,077            51,831
                                                                 734,847

Technology - Software & Services -- 4.3%

Automatic Data Processing Inc.                   7,077           515,736
EMC Corp.                                        2,154            96,526(a)
Equifax Inc.                                    17,579           638,337
First Data Corp.                                20,521           683,606
Microsoft Corp.                                  2,469           267,578(a)
Reuters Holdings PLC ADR                         5,669           388,327
                                                               2,590,110

Transportation -- 0.2%

Pittston Brinks Group                            2,799           103,213


Utilities -- 1.9%

Airtouch Communications Inc.                    14,155           827,183(a)
GTE Corp.                                          610            33,931
SBC Communications Inc.                          3,662           146,480
WorldCom Inc.                                    2,798           135,528
                                                               1,143,122

Total Domestic Equity
  (Cost $19,719,768)                                          26,830,344
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Foreign Equity -- 15.3%
--------------------------------------------------------------------------------

Basic Materials -- 0.4%

Barlow Ltd.                                      4,080            21,501
Iscor Ltd.                                      17,944             3,389
Ispat International N.V. (Regd.)
  (Class A)                                        395             7,406(a)
Johnson Matthey PLC                              2,108            18,936
Montedison S.p.A                               105,181           130,533
Pohang Iron & Steel Co. Ltd. ADR                   337             4,044
Shin-Etsu Chemical Co.                           2,000            34,715
                                                                 220,524

Capital Goods -- 2.4%

ABB AG                                              75           110,942
Alstom                                           2,603            85,680(a)
Cheung Kong (Holdings) Ltd.                      4,000             7,563
FKI PLC                                         14,137            41,190
Grupo Carso S.A. de C.V. ADR                     6,444            53,062
Lyonnaise Des Eaux S.A                             853           140,387
Mannesmann AG                                    2,944           302,815
Minebea Co. Ltd.                                 2,000            19,975
Nokia AB                                         2,681           197,368
Preussag AG                                        502           179,818
PT Mulia Industrindo                             7,500               128
Siebe PLC                                       11,641           232,661
VA Technologie AG                                  348            43,337
                                                               1,414,926

--------------------------------------------------------------------------------
                                                NUMBER
                                              OF SHARES           VALUE
--------------------------------------------------------------------------------

Consumer - Cyclical -- 2.5%

Airtours PLC                                    24,270      $    181,951
Autoliv Inc. SDR                                 4,268           136,452
Canon Inc.                                       6,000           136,689
Daimler-Benz AG                                  1,183           116,434
Granada Group PLC                                8,520           156,769
Industrie Natuzzi S.p.A. ADR                       685            17,810
Johnson Electric Holdings                       10,500            38,894
Kinnevik AB (Series B)                             487            15,845
LucasVarity PLC                                 30,389           120,762
Michelin CGDE (Regd.) (Class B)                    438            25,284
Philips Electronics N.V                          1,615           135,858
PT Astra International Inc.                     20,500             1,399
Reed International PLC                           6,685            60,498
Renault S.A                                      2,245           127,703
Saatchi & Saatchi PLC                            6,894            19,108
SEMA Group PLC                                   1,188            14,086
Sony Corp.                                       2,000           172,850
Volkswagen AG                                       37            35,760
                                                               1,514,152

Consumer - Stable -- 0.3%

Coca Cola Amatil Ltd.                           10,321            69,193
Gruma S.A. de C.V. (Series B)                    5,819            12,680
Panamerican Beverages Inc. (Class A)             2,262            71,111
San Miguel Corp.                                11,130            14,680
                                                                 167,664

Energy -- 2.0%

Coflexip S.A. ADR                                1,825           111,553
Elf Aquitaine S.A. ADR                             551            77,469
Repsol S.A                                       3,740           206,084
Royal Dutch Petroleum Co. ADR                    8,610           471,936
Saipem                                          10,896            55,990
Total S.A. (Class B)                             1,972           256,379
                                                               1,179,411

Financial -- 2.5%

Alpha Credit Bank (Regd.)                          420            34,086
Alpha Credit Bank                                  420               746(a,j)
Argentaria S.A                                   6,232           139,798
Banca Intesa S.p.A                              14,140            79,146
Banco Comercial Portugues (Regd.)                3,764           106,946
Bank of Scotland PLC                             8,375            93,831
Bayerische Vereinsbank AG                        1,618           137,267
Credit Saison Co. Ltd.                             300             5,967
Credito Italiano                                18,874            98,845
Den Norske Bank ASA                              8,681            45,531
HSBC Holdings PLC (Regd.)                        3,706            90,641
ING Groep N.V                                    4,069           266,622
Investor AB (Series B)                             290            16,925
Merita Ltd. (Series A)                          14,148            93,441
Metro Bank & Trust Co.                           3,780            22,209
Newcourt Credit Group Inc.                         720            35,350
Societe Generale                                   603           125,374
Sumitomo Realty & Development                    7,000            30,983
Takefuji Corp.                                   1,000            46,286
Uniao de Banco Brasiliero S.A. GDR               2,038            60,121
                                                               1,530,115

Healthcare -- 0.9%

Fresenius Medical Care AG                        1,181            73,999
Novartis AG (Regd.)                                 56            93,340
Pharmacia & Upjohn Inc.                          3,075           141,834
Pliva D D GDR (Regd.)                              286             4,576

--------------------------------------------------------------------------------

See Notes to Schedule of Investments and Notes to Financial Statements.

                                     TOTAL RETURN FUND JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                                    NUMBER
                                                  OF SHARES      VALUE
--------------------------------------------------------------------------------

Rhone Poulenc S.A. (Class A)                         2,653   $   149,639
Shire Pharmaceuticals Group PLC
  ADR                                                1,363        29,134
Teva Pharmaceutical
  Industries Ltd. ADR                                1,571        55,280
                                                                 547,802
Insurance -- 1.5%

AXA-UAP                                              2,258       253,972
Commercial Union PLC                                 3,590        67,015
Munchener Ruckvers (Regd.)                             291       144,576
Pohjola Insurance Group (Series B)                     444        22,115
Royal & Sun Alliance Insurance
  Group PLC                                         10,425       107,834
Sampo Insurance Co. Ltd. (Series A)                  2,783       132,015
Zurich Versicherungsgesellschaft
  (Regd.)                                              242       154,696
                                                                 882,223

Retail Trade -- 0.3%

Carrefour S.A                                          200       126,537
Giordano International Ltd.                         46,000         9,321
Jeronimo Martins SGPS                                  982        47,206
                                                                 183,064

Technology - Electronics & Equipment -- 1.1%

Brambles Industries Ltd.                             5,495       108,095
Comverse Technology Inc.                             1,215        63,028(a)
ECI Telecommunications Ltd.                          3,831       145,099
Ericson LM Telephone (Series B)                        723        21,121
NetCom Systems AB (Series B)                         1,707        65,382
Schneider S.A                                        2,162       172,404
Taiwan Semiconductor
  Manufacturing Co.                                 26,100        53,931
Telerj Celular S.A                                 469,500        27,925(a)
Telesp Celular S.A                                  14,661         1,217(a)
                                                                 658,202

Technology - Software & Services -- 0.5%

Cap Gemini S.A                                       1,228       192,964
Dimension Data Holdings Ltd.                         4,353        23,490
NTT Data Corp.                                           2        72,467
                                                                 288,921

Transportation -- 0.3%

IHC Caland N.V                                       2,018       113,695
Railtrack Group PLC                                  2,836        69,561
                                                                 183,256

Utilities -- 0.6%

Telecom Italia Mobile S.p.A                         22,868       139,905
Telecomunicacoes Brasileiras
  S.A. ADR                                           1,051       114,756
Telecomunicacoes de Rio de
  Janiero S.A                                      523,539        39,101(a)

--------------------------------------------------------------------------------
                                                    NUMBER
                                                  OF SHARES      VALUE
--------------------------------------------------------------------------------
Telecomunicacoes de Sao Paulo
    S.A.-Telesp                                      15,350     $  3,459(a)
Telefonica del Peru S.A. ADR
  (Class B)                                           1,837       37,544
Vodafone Group PLC                                    2,686       34,107
                                                                 368,872
Total Foreign Equity
  (Cost $7,588,583)                                            9,139,132
--------------------------------------------------------------------------------


                                             PRINCIPAL
                                               AMOUNT          VALUE
--------------------------------------------------------------------------------
Bonds and Notes -- 36.0%
--------------------------------------------------------------------------------

U.S. Treasuries -- 10.1%

U.S. Treasury Bonds
12.50%   08/15/14                             $ 25,000          38,938(h)
10.63%   08/15/15                              344,000         528,793(h)
8.125%   08/15/19                              354,000         456,880
6.125%   11/15/27                              977,000       1,046,914(h)
                                                             2,071,525
U.S. Treasury Notes
5.875%   08/31/99                            1,274,000       1,278,981(h)
7.125%   09/30/99                              339,000         345,461(h)
7.75%    01/31/00                              663,000         684,959(h)
5.50%    05/31/00                              161,000         160,974
6.50%    08/31/01                              890,000         914,199(h)
5.75%    11/30/02                               32,000          32,265
6.625%   05/15/07                               81,000          86,999
                                                             3,503,838
U.S. Treasury STRIPs
5.72%    08/15/11                              568,000         271,124(d)
5.74%    02/15/12                              505,000         233,739(d)
                                                               504,863

Total U.S. Treasuries
  (Cost $5,945,446)                                          6,080,226
--------------------------------------------------------------------------------

Federal Agencies -- 2.8%

Federal Home Loan Mortgage Corp.
6.22%    03/18/08                              85,000           85,385
5.75%    04/15/08                              65,000           64,655
                                                               150,040
Federal National Mortgage Assoc.
7.05%    12/10/98                             105,000          105,721
5.96%    07/23/99                             120,000          120,374
5.82%    08/25/99                              50,000           50,102
5.60%    03/27/00                             100,000           99,875
5.67%    05/26/00                             345,000          344,838
5.38%    01/16/01                             250,000          248,008
6.41%    07/08/02                              45,000           46,132
5.75%    04/15/03                             115,000          115,108
5.45%    10/10/03                              40,000           39,456
5.75%    06/15/05                             105,000          104,886
6.99%    07/09/07                              80,000           82,762
6.00%    05/15/08                              95,000           96,306
                                                             1,453,568
Small Business Administration
6.55%    10/01/17 - 12/01/17                   68,492           70,096


Total Federal Agencies
  (Cost $1,667,302)                                          1,673,704

--------------------------------------------------------------------------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                               SCHEDULE OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                              PRINCIPAL
                                               AMOUNT                VALUE
--------------------------------------------------------------------------------

Agency Mortgage Backed -- 12.2%

Federal Home Loan Mortgage Corp.
7.50%    06/01/10                             $ 160,846         $  165,762
9.00%    10/01/25                                31,639             33,458
6.50%    04/01/28 - 05/01/28                    403,479            402,342
                                                                   601,562
Federal National Mortgage Assoc.
6.65%    08/25/07                                70,000             72,253
6.00%    06/01/13                               341,939            338,198
7.00%    08/01/27 - 11/01/27                    459,455            467,204
7.50%    11/01/27                               409,578            420,071
6.50%    03/01/28 - 06/01/28                  1,090,022          1,085,585
6.103%   03/01/33                                25,188             25,346(e)
6.154%   11/01/35                                74,728             75,195(e)
6.139%   05/01/36                                34,622             34,839(e)
6.50%    TBA                                    746,800            743,619(c)
7.00%    TBA                                  2,232,000          2,259,304(c)
                                                                 5,521,614
Government National Mortgage Assoc.
7.50%    01/15/23 - 12/15/23                    104,354            107,359
6.50%    04/15/24                               183,112            183,455
6.50%    04/15/28                               403,111            402,228
7.50%    04/15/28                               502,520            516,495
                                                                 1,209,537

Total Agency Mortgage Backed
  (Cost $7,313,282)                                              7,332,713
-------------------------------------------------------------------------------


Agency Collateralized Mortgage Obligations -- 0.6%

Federal Home Loan Mortgage Corp.
6.50%    04/15/28 - 06/15/28                    326,000            326,645

Federal National Mortgage Assoc. REMIC
8.00%    10/25/20                                18,594             19,424

Total Agency Collateralized
  Mortgage Obligations
  (Cost $345,003)                                                  346,069
--------------------------------------------------------------------------------


Asset Backed -- 0.4%

Carco Auto Loan Master Trust
6.689%   08/15/04                                55,000             55,533
First Union Lehman Brothers Bank
6.28%    11/15/35                               128,505            129,428
Fleetwood Credit Grantor Trust
6.40%    05/15/13                                23,484             23,631
Tiers Trust
6.68%    11/17/03                                35,000             35,087

Total Asset Backed
  (Cost $242,569)                                                  243,679
-------------------------------------------------------------------------------

Corporate Notes -- 8.9%

Abbey National PLC
6.70%    06/29/49                                105,000           105,131
Airtouch Communications Inc.
7.00%    10/01/03                                212,000           219,418
Applied Materials Inc.
7.125%   10/15/17                                 15,000            15,270
Bellsouth Telecomm Inc.
6.375%   06/01/28                                 50,000            49,647
Boston University
7.625%   07/15/97                                 80,000            93,600
Brascan Ltd.
7.375%   10/01/02                                 25,000            25,707


                                               PRINCIPAL
                                                AMOUNT              VALUE
--------------------------------------------------------------------------------

Brunswick Corp. - Pennsylvania
6.75%    12/15/06                              $ 200,000        $  204,576
Carnival Corp. (Class A)
5.65%    10/15/00                                 50,000            49,720
Chrysler Financial Corp.
6.95%    03/25/02                                500,000           514,965
Columbia University Trustees
6.83%    12/15/20                                 25,000            26,850
Commercial Credit Group Inc.
6.00%    06/15/00                                 64,000            64,026
Conseco Inc.
6.40%    06/15/01                                 50,000            49,968
6.80%    06/15/05                                 55,000            55,092
Corporacion Andina De Fomento
6.75%    03/15/05                                130,000           128,300
Fairfax Financial Holdings Ltd.
7.375%   04/15/18                                 40,000            41,033
Ford Motor Credit Corp.
7.32%    05/23/02                                 69,000            69,690
Heritage Media Corp.
8.75%    02/15/01                                 40,000            43,050
Hydro-Quebec
8.25%    04/15/26                                125,000           151,526
International Lease Finance Corp.
5.62%    02/01/00                                100,000            99,723
Korea Development Bank
6.625%   11/21/03                                 20,000            16,159
Lasmo USA Inc.
6.75%    12/15/07                                 25,000            24,748
LCI International Inc.
7.25%    06/15/07                                 25,000            25,418
Lehman Brothers Holdings Inc.
6.25%    04/01/03                                100,000            100,125
7.50%    08/01/26                                 45,000             50,187
Liberty Property Ltd. Partnership
7.50%    01/15/18                                 30,000             30,525
MCI Communications Corp.
6.125%   04/15/02                                 50,000             49,814
Merrill Lynch & Co. Inc.
7.00%    01/15/07                                500,000            524,340
National Rural Utilities Cooperative
6.046%   04/15/03                                 25,000             24,988
NationsBank Corp.
7.50%    09/15/06                                424,000            458,531
New Jersey Economic Development Authority
7.425%   02/15/29                                 25,000             28,605
Niagara Mohawk Power Corp.
9.50%    06/01/00                                 25,000             26,248
Norfolk Southern Corp.
7.90%    05/15/97                                 55,000             64,124
Oracle Corp.
6.72%    02/15/04                                250,000            254,465
Paramount Communications Inc.
7.50%    01/15/02                                 75,000             77,026
Philip Morris Cos. Inc.
7.25%    09/15/01                                 25,000             25,643
Republic New York Corp.
7.20%    07/15/97                                 25,000             26,664
RJR Nabisco Inc.
6.125%   02/01/03                                 30,000             29,653
Southdown Inc.
10.00%   03/01/06                                212,000            236,115
Stop & Shop Cos. Inc.
9.75%    02/01/02                                 20,000             22,100
Suntrust Banks Inc.
6.00%    01/15/08                                 25,000             24,625
Talisman Energy Inc.
7.25%    10/15/27                                 20,000             20,632
TCI Communications Inc.
10.00%   05/31/45                                  1,200             32,550

--------------------------------------------------------------------------------

See Notes to Schedule of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------

                                               PRINCIPAL
                                                AMOUNT               VALUE
--------------------------------------------------------------------------------

Tele-Communications Inc.
6.469%   12/20/00                              $ 26,000           $  26,348
9.65%    10/01/03                                25,000              27,284
9.80%    02/01/12                                30,000              38,589
Teleport Communications Group
11.13%   07/01/01                                50,000              43,000
Tribune Co. (new)
6.875%   11/01/06                               200,000             209,386
Turner Broadcasting Systems Inc.
8.375%   07/01/13                                35,000              40,116
Tyco International Group S.A.
6.25%    06/15/03                                50,000              49,878
7.00%    06/15/28                               130,000             131,494
United Parcel Service Inc.
8.375%   04/01/30                                45,000              57,061
US West Capital Funding Inc.
6.125%   07/15/02                                15,000              15,000
6.875%   07/15/28                                20,000              20,002
USX Marathon Group
9.80%    07/01/01                                25,000              27,408
8.125%   07/15/23                                25,000              28,062
Videotron Holdings PLC
11.13%   07/01/99                               220,000             216,154
Washington Mutual Capital
8.375%   06/01/27                                22,000              24,818
Westdeutsche Landesbank
6.75%    06/15/05                               100,000             103,810
Williams Cos. Inc.
6.125%   02/15/02                                50,000              49,820
Worldcom Inc.
8.875%   01/15/06                                35,000              38,075

Total Corporate Notes
  (Cost $5,156,763)                                               5,326,882
--------------------------------------------------------------------------------

Non-Agency Mortgage Backed Securities -- 0.1%

Mid State Trust
7.07%    07/01/25                                14,781              15,193
Residential Assets Securitization Trust
7.75%    06/25/27                                32,610              34,039
Structured Asset Securities Corp.
6.79%    11/01/27                                27,588              28,346

Total Non-Agency Mortgage Backed
  Securities
  (Cost $75,961)                                                     77,578
--------------------------------------------------------------------------------

Non-Agency Collateralized Mortgage Obligations -- 0.9%

Merrill Lynch Mortgage Investors Inc.
6.36%    11/15/26                               160,000             161,650
Morgan Stanley Capital Inc.
6.52%    01/15/08                               110,000             111,788
6.54%    07/15/30                               135,000             137,510
6.70%    10/03/30                                18,651              19,027
Salomon Brothers Mortgage
  Securities Inc.
7.00%    10/01/27                                84,294              85,321

Total Non-Agency Collateralized
  Mortgage Obligations
  (Cost $511,394)                                                   515,296
--------------------------------------------------------------------------------

Total Bonds and Notes
  (Cost $21,257,720)                                             21,596,147


--------------------------------------------------------------------------------
                                                      NUMBER
                                                    OF SHARES      VALUE
--------------------------------------------------------------------------------

Preferred Stock -- 0.3%
--------------------------------------------------------------------------------

Domestic Preferred Stock -- 0.3%

Alabama Power Co.                                     1,087      $  27,065
Microsoft Corp. (Series A), $2.20                     1,292        122,740
New Plan Realty Trust, 7.80%                            593         29,751
                                                                   179,556

Foreign Preferred Stock -- 0.0%

Fresenius Medical Care AG                               427         19,770

Total Preferred Stock
  (Cost $191,770)                                                  199,326

Total Investments in Securities
  (Cost $48,757,841)                                            57,764,949

--------------------------------------------------------------------------------
Short-Term Investments -- 7.6%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
  (Cost $4,569,217)                                4,569,217     4,569,217


--------------------------------------------------------------------------------
                                                            Number
                                       Expiration Date/      of
                                         Strike Price     Contracts     Value
--------------------------------------------------------------------------------
Call Options -- 0.0%
--------------------------------------------------------------------------------

U.S. Treasury Bond(w)                    Jul 98/109.78     (160,000)    (400)
U.S. Treasury Bond(p)                    Jul 98/99.84       255,000      498
U.S. Treasury Bond(w)                    Jul 98/107.75     (170,000)    (584)

Total Call Options
  ((w) - Written Option Premium $(746);
   (p) - Purchased Option Cost $359)                                    (486)
--------------------------------------------------------------------------------
Put Options -- 0.0%
--------------------------------------------------------------------------------

U.S. Treasury Bond(w) Jul 98/103.78                       (160,000)     (275)
U.S. Treasury Bond(p) Jul 98/99.84                         255,000        40
U.S. Treasury Bond(w) Jul 98/101.75                       (170,000)      (14)

Total Put Options
  ((w)- Written Option Premium $(872);
   (p)- Purchased Option Cost $358)                                     (249)
--------------------------------------------------------------------------------

Other Assets and Liabilities,
  net (3.9%)                                                      (2,339,212)
--------------------------------------------------------------------------------
NET ASSETS -- 100%                                               $59,994,219
================================================================================

--------------------------------------------------------------------------------
Other Information
--------------------------------------------------------------------------------

The Total Return Fund invested in the following regions as of June 30, 1998:

                            Amount (based
Region                   on Total Net Assets)
------                   --------------------

United States                   80.7%
Europe                          12.6%
Other                            1.4%
Pacific Rim                      0.7%
Cash & Other                     4.6%

--------------------------------------------------------------------------------

See Notes to Schedule of Investments and Notes to Financial Statements.

                                                              GLOBAL INCOME FUND
--------------------------------------------------------------------------------

Q&A

William R. Wright of GE Investments (US) Limited (GEIUS), with total assets over a half billion dollars, is the portfolio manager of the Global Income Fund.
Bill joined GEIM in 1993 and assumed responsibility for GEIUS at its inception in 1995. He is also a Vice President of GEIM. Prior to joining GEIM, Bill worked for Continental Asset Management Corp. where he was a portfolio manager of its U.K. subsidiary. After serving as a language specialist in the U.S. Army Security Agency, he began his career in 1979 with Coopers & Lybrand, and joined Bankers Trust Company in 1980. Bill received his B.A. in Political Science/Asian Studies from Wittenberg University and an MBA in Finance from New York University. He is a member of the Association for Investment Management and Research and the New York Society of Security Analysts.

Q. HOW DID THE GLOBAL INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX MONTHS ENDED JUNE 30, 1998?

A. The Global Income Fund posted a total return of 3.76% for the six months ended June 30, 1998. For the same period, the JPM Global Bond returned 3.27% and our Lipper peer group of 37 Global Income annuity funds returned 2.31%.

Q.   WHAT FACTORS CONTRIBUTED TO THE FUND OUTPERFORMING ITS BENCHMARK?

A. The fund performance was due to a combination of limiting market and currency exposures. First, the fund was overweighted in the European bond markets, which generally outperforms the U.S. and Japanese bond markets. In particular, our U.K. bond weighting, which was twice that of the fund's benchmark, benefited the fund as this country sector had the highest return in the benchmark. Second, a large portion of the fund's foreign holdings were hedged against adverse currency movements, especially those positions in Australia, Canada and Japan. This decision proved to be the greatest contributor to the fund's performance in the face of a generally stronger U.S. dollar.

Q.   HOW DID THE JAPANESE BANKING CRISIS IMPACT THE FUND?

A. The Japanese government has been unable to deal effectively with their severe financial problems since their asset bubble burst in 1989. As the government continues to "stage manage" the financial markets instead of taking the necessary steps to reform their banking, commercial and tax systems, the country has drifted into a recession despite historically low interest rates. The fund has been significantly underweighted in the Japanese bond market, although the fund's Japanese holdings have tended to have a longer duration in order to capture the benefit of falling interest rates. More importantly, the fund continued to hedg its entire Japanese yen exposure, which significantly helped the overall fund performance.

Q. WHAT EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS IN THE PAST SIX MONTHS AND HOW DID THIS IMPACT YOUR FUND?

A. We believe that the most important event impacting the world financial markets has been the continued Asian financial crisis. While this crisis has had minimal direct effect on the fund, due to the fund's limited exposure in the Japanese bond market, the disinflationary forces spreading from Southeast Asia to the West have kept interest rates low in markets where the fund has invested. Another significant event has been the convergence of European economies and currencies in preparation of a single European currency (the "Euro") in 1999. This consolidation of economic zones creates the world's second largest capital market after the U.S. The fund benefited from this by being overweighted in European bonds during the period.

Q. WHAT IS THE OUTLOOK FOR THE MARKET AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. With interest rates worldwide at historic lows, the fund is taking a cautious stance, maintaining duration somewhat below that of its benchmark. The fund continues to maintain currency hedges against the yen, but has removed the hedges against the core European currencies which will convert into the Euro in January. As the year progresses, the fund will make asset allocation changes to reflect the birth of the new European currency as opportunities arise.

                                                              GLOBAL INCOME FUND
--------------------------------------------------------------------------------

================================================================================
                       TOP TEN LARGEST HOLDINGS
                           AT JUNE 30, 1998
================================================================================

  U.S. Treasury Note (5.50% 2/15/08)           16.60%
--------------------------------------------------------------------------------
  Kingdom of Spain (10.10% 2/28/01)             6.49%
--------------------------------------------------------------------------------
  Government of Spain (6.00% 1/31/08)           6.45%
--------------------------------------------------------------------------------
  Government of Canada (4.875% 7/7/08)          3.81%
--------------------------------------------------------------------------------
  Kredit Fuer Wiederaufbau (5.00% 1/4/09)       3.67%
--------------------------------------------------------------------------------
  Merrill Lynch & Co. Inc. (4.52% 5/18/00)      3.39%
--------------------------------------------------------------------------------
  Dresdner Finance (5.50% 4/30/04)              3.35%
--------------------------------------------------------------------------------
  SmithKline Beecham PLC (8.375% 12/29/00)      3.30%
--------------------------------------------------------------------------------
  Thomson Corp. (7.15% 10/23/06)                3.26%
--------------------------------------------------------------------------------
  Bayerische Vereinsbank (4.50% 6/24/02)        3.16%
--------------------------------------------------------------------------------

================================================================================
                     AVERAGE ANNUAL TOTAL RETURN
                 FOR THE PERIODS ENDED JUNE 30, 1998
================================================================================

                                   SIX          ONE            SINCE
                                  MONTH         YEAR        COMMENCEMENT
--------------------------------------------------------------------------------

Global Income Fund               3.76%          5.29%          6.22%
--------------------------------------------------------------------------------
JPM Global Bond                  3.27%          5.87%
--------------------------------------------------------------------------------
Lipper peer
  group average *                2.31%          4.74%
--------------------------------------------------------------------------------
Commencement
  date                           5/1/97
================================================================================

                               INVESTMENT PROFILE

A fund designed for investors who seek total return through emphasis on current income and less emphasis on capital appreciation by investing primarily in foreign and domestic income-bearing debt securities and instruments.


================================================================================
                              PORTFOLIO COMPOSITION
                               AS OF JUNE 30, 1998
================================================================================

                               [PIE CHART OMITTED]

                               UNITED STATES 21.5%

                                  CANADA 16.7%

                                   SPAIN 13.5%

                              UNITED KINGDOM 12.8%

                                  GERMANY 10.2%

                                   ITALY 8.0%

                                CASH & OTHER 7.5%

                              OTHER COUNTRIES 5.1%

                                   JAPAN 4.7%

================================================================================
                        DURING THE SIX MONTH PERIOD ENDED
                                  JUNE 30, 1998
================================================================================


    TOP THREE PERFORMING COUNTRIES:
    Australia              +6%
    Germany                +5%
    United Kingdom         +5%

    BOTTOM THREE PERFORMING COUNTRIES:
    United States          +1%
    Canada                 +3%
    Japan                  +4%

* Lipper performance comparisons are based on average annual total returns for the periods indicated in the Global Income peer group consisting of 37 and 35 underlying annuity funds after the six month and one year periods, respectively.

                     See page 46 for Notes to Performance.
    Past performance is no guarantee of future results. The performance data shown does not reflect charges made by the separate account. Inclusion of these charges would reduce the performance quoted.

                               SCHEDULE OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                               GLOBAL INCOME FUND
--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                 AMOUNT            VALUE
--------------------------------------------------------------------------------
Bonds and Notes -- 92.5%
--------------------------------------------------------------------------------
Austria -- 1.3%
Republic of Austria
6.25%    10/16/03     JPY                      10,000,000        $   91,217


Canada -- 16.7%
Government of Canada
7.00%    12/01/06     CAD                         170,000           128,255
6.00%    06/01/08     CAD                         200,000           142,594
4.875%   07/07/08     DEM                         500,000           275,576
Province of New Brunswick
11.25%   12/13/00     CAD                         270,000           207,509
Thomson Corp.
7.15%    10/23/06     CAD                         320,000           235,714
Toyota Credit Canada Inc.
7.375%   12/31/01     CAD                         310,000           221,590
                                                                  1,211,238

Germany -- 10.2%
Bayerische Vereinsbank
4.50%    06/24/02     DEM                        410,000            228,001
Dresdner Finance
5.50%    04/30/04     DEM                        420,000            241,853
Kredit Fuer Wiederaufbau
5.00%    01/04/09     DEM                        475,000            264,866
                                                                    734,720

Italy -- 8.0%
Republic of Italy
6.00%    05/15/00     ITL                    120,000,000            69,410
4.50%    04/15/01     ITL                     85,000,000            47,859
6.25%    03/01/02     ITL                    115,000,000            68,298
4.75%    05/01/03     ITL                     85,000,000            47,993
8.50%    08/01/04     ITL                    110,000,000            73,637
3.75%    06/08/05     JPY                     14,000,000           116,945
6.75%    02/01/07     ITL                    120,000,000            75,657
5.00%    05/01/08     ITL                     85,000,000            47,783
6.50%    11/01/27     ITL                     50,000,000            32,033
                                                                   579,615

Japan -- 4.7%
Government of Japan
3.00%    09/20/17     JPY                     15,000,000           121,948
International Bank for
   Reconstruction & Development
4.50%    03/20/03     JPY                     16,900,000           141,552
2.00%    02/18/08     JPY                     10,000,000            74,989
                                                                   338,489

Netherlands -- 2.2%
Dutch Government
9.00%    05/15/00     NLG                         30,000            16,045
5.75%    09/15/02     NLG                         95,000            49,113
5.25%    07/15/08     NLG                        180,000            91,384
                                                                   156,542

Spain -- 13.5%
Government of Spain
6.00%    01/31/08     ESP                     66,500,000           466,324
Kingdom of Spain
10.10%   02/28/01     ESP                     63,000,000           469,182
3.10%    09/20/06     JPY                      5,000,000            40,591
                                                                   976,097

--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                 AMOUNT             VALUE
--------------------------------------------------------------------------------
Sweden -- 1.6%
Kingdom of Sweden
10.25%   05/05/00     SEK                        400,000       $   55,349
8.00%    08/15/07     SEK                        400,000           61,252
                                                                  116,601

United Kingdom -- 12.8%
Commonwealth Bank of Australia
8.125%   12/07/06     GBP                         99,000          181,004
European Investment Bank
6.25%    12/07/08     GBP                        100,000          167,825
Halifax Building Society
8.75%    07/10/06     GBP                        100,000          186,797
SmithKline Beecham PLC
8.375%   12/29/00     GBP                        140,000          238,141
Treasury
8.00%    06/07/21     GBP                         70,000          151,943
                                                                  925,710

United States -- 21.5%
Federal National Mortgage Assoc.
5.75%    09/05/00     AUD                        100,000           62,435
6.375%   08/15/07     AUD                         70,000           44,843
Merrill Lynch & Co. Inc.
4.52%    05/18/00     DEM                        480,000          244,864(d)
U.S. Treasury Note
5.50%    02/15/08     USD                      1,200,000        1,199,244
                                                                1,551,386

Total Investments in Securities
  (Cost $6,809,131)                                             6,681,615
--------------------------------------------------------------------------------

                                                  NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

Short-Term Investments -- 3.3%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
  (Cost $240,527)                                240,527          240,527

Other Assets and Liabilities,
  net 4.2%                                                        304,026
--------------------------------------------------------------------------------
NET ASSETS -- 100%                                             $7,226,168
================================================================================

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

At June 30, 1998, the outstanding forward foreign currency contracts, which obligate the Global Income Fund to deliver or receive currencies at a specified date, were as follows:


                                                       U.S. $ Cost         U.S. $      Unrealized
                                        Foreign        on Origination      Current     Appreciation/
Foreign Currency Purchase Contracts     Currency       Date                Value       Depreciation
------------------------------------------------------------------------------------------------------

CAD,  expiring 07/02/98                1,450,000       $  985,737        $  985,401      $  (336)
GBP,  expiring 07/02/98                  292,000          486,600           487,500          900
JPY,  expiring 07/02/98               84,000,000          603,665           607,689        4,024
                                                       ----------        ----------      -------
                                                       $2,076,002        $2,080,590      $ 4,588
                                                       ==========        ==========      =======
Foreign Currency Sale Contracts
AUD, expiring 07/02/98                   180,000          111,663           111,738          (75)
CAD, expiring 07/02/98                 1,450,000          996,221           985,401       10,820
CAD, expiring 08/04/98                 1,450,000          986,395           986,123          272
GBP, expiring 07/02/98                   292,000          478,611           487,500       (8,889)
GBP, expiring 07/02/98                   292,000          484,136           485,039         (903)
JPY, expiring 07/02/98                84,000,000          613,139           607,689        5,450
JPY, expiring 10/01/98                84,000,000          611,609           615,746       (4,137)
                                                       ----------        ----------      -------
                                                       $4,281,774        $4,279,236      $ 2,538
                                                       ==========        ==========      =======
                                                                                         $ 7,126
                                                                                         =======


--------------------------------------------------------------------------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                               FIXED INCOME FUND
--------------------------------------------------------------------------------

Q&A

Robert MacDougall leads the fixed income team at GE Investments. Fixed income assets under management exceeds $28 billion. His responsibilities include managing the income and money market funds. Bob joined GE Investments in 1986 as Mutual Fund Portfolio Manager, became Senior Vice President - Fixed Income in 1992 and was named to his present position in 1997. Previously he was with GE's Corporate Treasury Operation, managing the Company's $2 billion portfolio of marketable securities and supporting the Treasurer in debt management and capital structure planning. Prior to that, Bob has held various financial management positions since joining GE in 1973. He holds Bachelor's and Master's degrees in Business Administration from the University of Massachusetts.

Q. DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS OVER THE SIX MONTHS ENDED JUNE 30, 1998?

A. Volatility in Asian markets and instability in Russia dominated the financial news during the first half of 1998. As investors assessed the impact of these crisis on the U.S. economy and inflation, they were attracted to U.S. Treasury bonds for their high quality and good relative value. This rising demand rallied the market, bringing the 30-year Treasury Bond yield to a low of 5.57% in mid June. The anticipated slowdown in the U.S. economy has not yet materialized. While inflation remains benign, tight labor markets continue to concern both the bond market and the Federal Reserve.


Income Fund

Q. HOW DID THE INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1998?

A. The Income Fund posted a total return of 3.96% for the six months ended June 30, 1998. For the same period, the LB Aggregate returned 3.92% and our Lipper peer group of 18 Intermediate Investment Grade Debt annuity funds returned 3.79%.

Q.   WHAT WERE THE DRIVERS OF FUND PERFORMANCE?

A. Factors contributing to the fund's performance during the past six months were three-fold. Our outlook for declining interest rates prompted us to extend the average maturity of the fund relative to the benchmark. Secondly, we increased the excess return of the fund by overweighting the corporate sector in the second quarter. Lastly, our lower coupon mortgages outperformed as prepayment rates surged.

Money Market Fund

Q. HOW DID THE MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1998?

A. The Money Market Fund posted a total return of 2.63% for the six months ended June 30, 1998. For the same period, the 90-day Treasury Bill returned 2.53% and our Lipper peer group of 108 Money Market annuity funds returned 2.54%.

Q.   WHAT HAS BEEN YOUR INVESTMENT STRATEGY?

A. As always, our goal is to maintain a diversified high quality, liquid portfolio. We purchase securities with maturities that offer the best yield opportunity based on our view of Federal Reserve monetary policy. The average maturity of the fund during the first six months of the year was 48 days.


Overall

Q.   WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?

A. The impact of foreign crisis on the U.S. market has been significant as the yield on the 30-year Treasury Bond has reached 5.57%, its all time low since the first issue was brought to market in 1977. On the other hand, the growth of the U.S. economy has been surprisingly strong. The unemployment rate has fallen to levels not seen since the 1970's. While tight labor markets can lead to higher inflation, we believe that global competition and productivity improvements will limit price increases and keep inflation under control. If so, bonds should continue to offer good value.

                                                                     INCOME FUND
--------------------------------------------------------------------------------

================================================================================
                       TOP TEN LARGEST HOLDINGS
                           AT JUNE 30, 1998
================================================================================

  U.S. Treasury Note (5.625% 11/30/99)                   10.18%
--------------------------------------------------------------------------------
  Federal National Mortgage Assoc. (6.50% TBA)            3.62%
--------------------------------------------------------------------------------
  U.S. Treasury Bond (6.125% 11/15/27)                    3.35%
--------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp. (5.85% 7/1/98)         2.83%
--------------------------------------------------------------------------------
  Federal National Mortgage Assoc. (6.424% 12/25/23)      2.18%
--------------------------------------------------------------------------------
  Federal National Mortgage Assoc. (6.50% TBA)            2.11%
--------------------------------------------------------------------------------
  Government National Mortgage Assoc.
    (6.50% 4/15/28)                                       1.86%
--------------------------------------------------------------------------------
  U.S. Treasury Note (6.625% 7/31/01)                     1.65%
--------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp.(7.00% 8/1/25)          1.61%
--------------------------------------------------------------------------------
  Federal National Mortgage Assoc.(6.50% 6/1/28)          1.50%
--------------------------------------------------------------------------------

================================================================================
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR THE PERIODS ENDED JUNE 30, 1998
================================================================================

                        SIX       ONE      THREE          SINCE
                       MONTH     YEAR      YEAR       COMMENCEMENT
--------------------------------------------------------------------------------
Income Fund             3.96%    10.08%    7.34%          9.27%
--------------------------------------------------------------------------------
LB Aggregate            3.92%    10.54%    7.88%
--------------------------------------------------------------------------------
Lipper peer
  group average*        3.79%     9.78%    7.37%
--------------------------------------------------------------------------------
Commencement
  date                  1/3/95
================================================================================

                               INVESTMENT PROFILE

A fund designed for investors who seek to maximize income consistent with prudent investment management and preservation of capital by investing primarily in income-bearing debt securities and instruments.


================================================================================
                              PORTFOLIO COMPOSITION
                               AS OF JUNE 30, 1998
================================================================================

                               [PIE CHART OMITTED]

                              MORTGAGE-BACKED 37.4%

                         U.S. TREASURIES/AGENCIES 35.6%

                              CORPORATE NOTES 25.2%

                                CASH & OTHER 1.8%

================================================================================
                       5 YEAR TREASURY NOTE YIELD HISTORY
                               07/01/97 - 06/30/98
================================================================================

                                [LINE CHART OMITTED]

                                     HIGH  6.32%

                                     LOW   5.30%

                                     AVG.  5.77%

* Lipper performance comparisons are based on average annual total returns for the periods indicated in the Intermediate Investment Grade Debt peer group consisting of 18, 16 and 12 underlying annuity funds six month, one year and, three year periods, respectively.

                     See page 46 for Notes to Performance.
    Past performance is no guarantee of future results. The performance data shown does not reflect charges made by the separate account. Inclusion of these charges would reduce the performance quoted.

                               SCHEDULE OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                   INCOME FUND
--------------------------------------------------------------------------------
                                              PRINCIPAL
                                               AMOUNT             VALUE
--------------------------------------------------------------------------------
Bonds and Notes -- 102.3%
--------------------------------------------------------------------------------

U.S. Treasuries -- 23.7%

U.S. Treasury Bonds
12.50%   08/15/14                            $  24,000         $   37,380
10.625%  08/15/15                              288,000            442,711
8.125%   08/15/19                              400,000            516,248
7.875%   02/15/21                              450,000            571,009
6.125%   11/15/27                            1,521,000         1,629,843(h)
                                                               3,197,191
U.S. Treasury Notes
5.625%   11/30/99                            4,949,000          4,955,186
7.75%    12/31/99                               44,000             45,388
5.50%    05/31/00                              251,000            250,960
5.625%   05/15/01                              156,000            156,560
6.625%   07/31/01                              778,000            801,581
6.625%   03/31/02                               73,000             75,612
5.75%    04/30/03                              433,000            437,261
5.50%    02/15/08                              481,000            480,697
5.625%   05/15/08                               91,000             92,237
                                                                7,295,482
U.S. Treasury STRIPs
5.50%    02/15/00                              100,000             91,571(d)
5.72%    08/15/11                              375,000            178,999(d)
5.74%    02/15/12                              560,000            259,196(d)
5.80%    02/15/19                            1,750,000            538,177(d)
                                                                1,067,943

Total U.S. Treasuries
  (Cost $11,439,606)                                           11,560,616
--------------------------------------------------------------------------------

Federal Agencies -- 11.9%

Federal Farm Credit Bank
5.27%    02/01/99                              500,000            499,140
9.15%    02/14/05                              100,000            118,312
8.60%    05/30/06                              400,000            429,000
                                                                1,046,452
Federal Home Loan Bank
5.72%    11/22/00                              360,000            358,257

Federal Home Loan Mortgage Corp.
5.85%    07/01/98                            1,380,000          1,380,000
6.22%    03/18/08                              160,000            160,725
5.75%    04/15/08                              290,000            288,460
8.25%    06/01/26                               60,000             76,650
                                                                1,905,835
Federal National Mortgage Assoc.
5.96%    07/23/99                               35,000             35,109
5.82%    08/25/99                               35,000             35,071
5.60%    03/27/00                              270,000            269,662
5.67%    05/26/00                              600,000            599,718
5.38%    01/16/01                               70,000             69,442
6.41%    07/08/02                               20,000             20,503
5.75%    04/15/03                              480,000            480,451
7.70%    08/10/04                              100,000            102,000
5.75%    06/15/05                              100,000             99,891
6.99%    07/09/07                               50,000             51,727
6.00%    05/15/08                              190,000            192,613
                                                                1,956,187
--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                AMOUNT            VALUE
--------------------------------------------------------------------------------

Private Export Funding Corp.
9.10%    10/30/98                            $  100,000        $  101,141
Small Business Administration
6.125%   01/01/18                               275,000           273,883
Tennessee Valley Authority
6.125%   07/15/03                               133,000           133,270

Total Federal Agencies
  (Cost $5,759,620)                                             5,775,025
--------------------------------------------------------------------------------

Agency Mortgage Backed -- 31.9%

Federal Home Loan Mortgage Corp.
8.00%    01/01/00 - 04/01/00                   41,280              41,766
8.50%    12/01/01                              53,017              54,034
9.00%    11/01/04                              12,556              13,001
6.75%    10/01/08                             135,697             137,322
8.00%    09/01/09                             139,466             143,828
7.50%    06/01/10                              48,254              49,728
8.50%    07/01/10                             161,678             168,517
6.50%    02/01/11                              50,927              51,500
9.00%    02/01/17                              52,497              55,889
8.00%    04/01/17                             174,226             181,556
7.00%    04/01/24 - 09/01/24                  652,865             663,070
7.00%    08/01/25                             771,467             783,278
6.50%    TBA                                  409,581             408,455(c)
                                                                2,751,944
Federal National Mortgage Assoc.
8.00%    07/01/98                              13,989              14,009
7.00%    09/01/99                               5,956               5,997
7.50%    07/01/02                              34,590              35,081
6.50%    02/01/03                             191,999             193,339
6.50%    01/01/04                               1,639               1,647
6.00%    08/01/08                              77,291              76,867
6.50%    12/01/10                              58,893              59,298
6.00%    04/01/13 - 06/01/13                  947,251             936,888
8.506%   07/01/19                             139,146             142,038(e)
7.00%    06/18/20                              22,926              23,047
6.424%   12/25/23                           1,050,000           1,061,812
7.00%    10/01/27 - 11/01/27                1,035,522           1,052,963
6.50%    04/01/28 - 06/01/28                1,922,644           1,914,819
6.103%   03/01/33                             704,153             708,554(e)
6.154%   11/01/35                             104,620             105,274(e)
6.139%   05/01/36                              53,346              53,680(e)
6.50%    TBA                                1,768,270           1,760,758(c)
7.00%    TBA                                  580,000             587,250(c)
                                                                8,733,321
Government National Mortgage Assoc.
7.50%    04/15/01                              12,945              13,088
8.50%    02/15/02                              45,162              46,286
8.50%    05/15/03                              52,106              53,697
6.50%    10/15/10                              81,887              83,013
8.50%    10/15/17                             453,606             481,952
9.00%    12/15/17                             257,940             277,283
6.875%   11/20/22                              60,770              61,862
7.00%    02/20/23                             180,504             184,183(e)
7.50%    09/15/23                              84,856              87,295
5.50%    11/20/23                              60,770              62,214(e)
6.50%    02/15/24 - 03/15/24                  501,649             502,432
6.875%   12/20/24                              96,553              98,771(e)
7.00%    02/20/26                              44,808              45,844
7.50%    03/15/28                             623,256             640,589
6.50%    04/15/28                             907,020             905,034
7.00%    04/15/28                             494,067             501,937
                                                                4,045,480

Total Agency Mortgage Backed
  (Cost $15,501,477)                                           15,530,745

--------------------------------------------------------------------------------

See Notes to Schedule of Investments and Notes to Financial Statements.

                               SCHEDULE OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                            PRINCIPAL
                                             AMOUNT              VALUE
--------------------------------------------------------------------------------
Agency Collateralized Mortgage Obligations -- 3.9%

Federal Home Loan Mortgage Corp.
6.50%    02/15/21                           $  98,479           $ 98,971
6.247%   03/25/21                             196,000            196,796
6.50%    04/15/28 - 06/15/28                  725,000            726,436
                                                               1,022,203
Federal Home Loan Mortgage PC
5.85%    02/15/08                             110,000            109,862
6.50%    07/15/08                              50,000             51,078
7.00%    02/15/21                              50,000             50,813
                                                                 211,753
Federal National Mortgage Assoc.
9.00%    05/25/22                              10,220              2,548(g)
8.50%    07/25/22                              15,834              3,460(g)
7.50%    05/01/23                              59,583             11,916(g)
4.18%    07/01/26                               2,308              1,956(d,f)
4.19%    04/01/27                               7,795              6,635(d,f)
                                                                  26,515
Federal National Mortgage Assoc. REMIC
6.00%    06/25/01                              62,723             61,822
7.623%   12/17/04                              13,430             14,030
6.856%   06/17/11                              11,000             11,289
6.909%   06/25/16                             373,000            386,055
6.00%    03/25/19                              86,400             86,292
4.52%    07/25/20                              11,039             10,509(d,f)
7.00%    09/25/20                              25,000             25,469
8.00%    10/25/20                              45,639             47,678
5.51%    12/25/22                              10,036              8,213(d,f)
                                                                 651,357

Total Agency Collateralized Mortgage
  Obligations
  (Cost $1,903,429)                                            1,911,828
--------------------------------------------------------------------------------

Asset Backed -- 0.2%

Advanta Mortgage Loan Trust Corp.
6.30%    07/25/25                               4,333              4,315
Carco Auto Loan Master Trust
6.689%   08/15/04                              20,000             20,194
Fleetwood Credit Grantor Trust
6.40%    05/15/13                               8,908              8,963
Iroquois Trust
6.68%    11/10/03                              16,000             16,097(b)
6.752%   06/25/07                              19,000             19,125(b)
Tiers Trust
6.688%   11/17/03                              13,000             13,033

Total Asset Backed
  (Cost $81,520)                                                  81,727
--------------------------------------------------------------------------------

Corporate Notes -- 25.2%

Abbey National PLC
7.35%    10/15/06                            131,000             139,103
6.70%    06/29/49                             15,000              15,019
Alabama Power Co.
7.00%    03/31/48                              2,609              64,964(a,i)
Applied Materials Inc.
7.125%   10/15/17                             50,000              50,900
Arizona Public Service Co.
6.25%    01/15/05                             65,000              64,500

--------------------------------------------------------------------------------
                                            PRINCIPAL
                                             AMOUNT              VALUE
--------------------------------------------------------------------------------
Associated Estates Realty Corp.
6.18%    09/27/99                           $ 245,000          $ 246,041
Atlantic City Electric Co.
6.19%    01/17/06                             160,000            159,280
Bancomer S.A.
9.00%    06/01/00                               7,000              7,000(b)
Banesto Holdings Ltd. (Series A)
10.50%                                          2,400             78,960(a,b,i)
Bank of Scotland
7.00%    11/20/07                             110,000            112,145(b)
Beckman Instruments Inc.
7.10%    03/04/03                              40,000             40,276(b)
Bell Telephone Co. - Canada
9.50%    10/15/10                              10,000             12,709
Bell Telephone Co. - Pennsylvania
8.35%    12/15/30                             243,000            306,396
Bellsouth Telecomm Inc.
6.375%   06/01/28                              75,000             74,471
Black & Decker Holdings Inc.
7.05%    07/01/28                              60,000             60,150(b)
Boston University
7.625%   07/15/97                             100,000            117,000
Brascan Ltd.
7.375%   10/01/02                              60,000             61,697
BT Preferred Capital Trust
7.875%   02/25/27                             230,000            242,213
Carnival Corp.
5.65%    10/15/00                             100,000             99,440
Carter Holt Harvey Ltd.
8.875%   12/01/04                              50,000             55,950
Circus Circus Enterprises Inc.
6.70%    11/15/03                              10,000              9,700
Cleveland Electric Co.
7.19%    07/01/00                               5,000              5,077
Columbia University Trustees New York
6.83%    12/15/20                               5,000              5,370
Conseco Inc.
6.40%    06/15/01                             279,000            278,821
6.80%    06/15/05                             140,000            140,234
8.70%    11/15/26                             192,000            215,850
Continental Cablevision Inc.
8.50%    09/15/01                             160,000            169,939
8.30%    05/15/06                             233,000            258,700
Corporacion Andina De Fomento
6.75%    03/15/05                             130,000            128,300
DDR Pass-Through Asset Trust
7.125%   03/15/02                              65,000             65,481(b)
Dow Chemical Co.
8.55%    10/15/09                              65,000             76,126
Energy Group Overseas
7.375%   10/15/17                              10,000             10,679
Fairfax Financial Holdings Ltd.
7.375%   04/15/18                             125,000            128,227
Farmers Insurance Exchange
8.625%   05/01/24                             120,000            142,975(b)
Federated Department Stores Inc.
10.00%   02/15/01                              30,000             32,628
First Security Capital
8.41%    12/15/26                               7,000              7,805
Ford Motor Credit Corp.
7.32%    05/23/02                              26,000             26,260
Goldman Sachs Group L.P.
6.20%    12/15/00                             100,000            100,525(b)
Guangdong International Trust &
  Investment Corp.
8.75%    10/24/16                              10,000              7,393(b)
Heritage Media Corp.
8.75%    02/15/01                              95,000            102,244
Hydro-Quebec
8.05%    07/07/24                             260,000            309,327
Ikon Capital Resource Inc.
6.27%    07/19/99                              50,000             50,198
--------------------------------------------------------------------------------

See Notes to Schedule of Investments and Notes to Financial Statements.

                                           INCOME FUND JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                            PRINCIPAL
                                             AMOUNT              VALUE
--------------------------------------------------------------------------------

International Lease Finance Corp.
5.62%    02/01/00                             $ 185,000         $ 184,488
Korea Development Bank
7.125%   09/17/01                                20,000            17,775
6.625%   11/21/03                                 5,000             4,040
Landeskreditbank Baden
7.875%   04/15/04                               218,000           237,805
Lasmo USA Inc.
6.75%    12/15/07                                85,000            84,142
LCI International Inc.
7.25%    06/15/07                                78,000            79,305
Lehman Brothers Holdings Inc.
6.90%    03/30/01                               235,000           239,759
6.25%    04/01/03                               150,000           150,187
7.50%    08/01/26                               100,000           111,526
Liberty Property Ltd. Partnership
7.50%    01/15/18                                65,000            66,137
Loewen Group International Inc.
6.70%    10/01/99                               322,000           321,353(b)
7.50%    04/15/01                               368,000           374,933
Long Island Lighting
7.30%    07/15/99                                10,000            10,105
MBNA Corp.
6.306%   04/22/03                               100,000            99,510
MCI Communications Corp.
6.125%   04/15/02                               125,000           124,535
MIC Financing Trust
8.375%   02/01/27                                15,000            16,013(b)
Morgan Stanley Finance PLC
8.03%    02/28/17                                 5,000             5,518
National Rural Utilities Cooperative
6.046%   04/15/03                               100,000            99,950
National Westminster Bank PLC
7.75%    04/29/49                               185,000           198,573
New Jersey Economic Development
  Authority
7.425%   02/15/29                                10,000            11,442
New Plan Realty Trust
7.80%                                               567            28,446(i)
News America Holdings Inc.
8.15%    10/17/36                               279,000           314,402
News Corp. Exchange Trust
5.00%    11/12/16                                    80             5,260(b,i)
Norfolk Southern Corp.
7.90%    05/15/97                               312,000           363,761
North Atlantic Energy Corp.
9.05%    06/01/02                                12,000            12,335
NRG Energy Inc.
7.50%    06/15/07                                15,000            15,534
NWCG Holding Corp.
6.18%    06/15/99                               266,000           251,229(d)
Oryx Energy Co.
10.00%   06/15/99                                50,000            51,535
Paramount Communications Inc.
5.875%   07/15/00                                50,000            49,699
Petroleos Mexicanos
7.75%    10/29/99                                15,000            15,075(b)
Philip Morris Cos. Inc.
7.25%    09/15/01                                60,000            61,544
Pinto Totta International Finance Ltd.
7.77%                                               181           185,471(b,i)
Reliance Industries Ltd.
10.50%   08/06/46                                 5,000             4,535(b)
Republic New York Corp.
7.20%    07/15/97                                10,000            10,666
Riggs Capital Trust
8.625%   12/31/26                                10,000            10,985(b)
RJR Nabisco Inc.
8.00%    07/15/01                                50,000            50,730

--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------

6.125%   02/01/03                               $ 75,000         $ 74,132
7.625%   09/15/03                                155,000          154,109
Simon DeBartolo Group Inc. (Series C)
7.89%                                                205           10,071(i)
Stop & Shop Companies Inc.
9.75%    02/01/02                                 40,000           44,200
Sun Life Canada Capital Trust
8.526%   05/29/49                                214,000          241,460(b)
Suntrust Banks Inc.
6.00%    01/15/08                                 60,000           59,100
Talisman Energy Inc.
7.25%    10/15/27                                 75,000           77,368
Taubman Realty Group L.P.
8.00%    06/15/99                                264,000          268,324
TCI Communications Inc.
8.65%    09/15/04                                 35,000           39,146
10.00%   05/31/45                                  2,400           65,100(i)
Tele-Communications Inc.
6.469%   12/20/00                                 10,000           10,134
9.65%    10/01/03                                 70,000           76,395
9.80%    02/01/12                                 65,000           83,610
Teleport Communications Group
11.125%  07/01/01                                100,000           86,000
Tenet Healthcare Corp.
8.00%    01/15/05                                 10,000           10,275
Time Warner Entertainment Co. L.P.
10.15%   05/01/12                                224,000          293,668
Time Warner Inc.
4.90%    07/29/99                                400,000          394,092(b)
6.10%    12/30/01                                 25,000           24,878(b)
Toledo Edison Co.
7.38%    03/31/00                                272,000          275,272
Turner Broadcasting Systems Inc.
8.375%   07/01/13                                 80,000           91,694
Tyco International Group S.A.
6.25%    06/15/03                                 10,000            9,976
7.00%    06/15/28                                 95,000           96,092
United Parcel Service Inc.
8.375%   04/01/30                                 95,000          120,463
US West Capital Funding Inc.
6.125%   07/15/02                                 30,000           30,001
6.875%   07/15/28                                 40,000           40,003
USX Marathon Group
9.80%    07/01/01                                 60,000           65,780
8.125%   07/15/23                                 60,000           67,349
Viacom Inc.
7.75%    06/01/05                                368,000          392,086
Videotron Holdings PLC
11.125%  07/01/99                                166,000          163,098
Washington Mutual Capital
8.375%   06/01/27                                 12,000           13,537
Westdeutsche Landesbank
6.75%    06/15/05                                100,000          103,810
Williams Cos. Inc.
6.125%   02/15/02                                120,000          119,568
Worldcom Inc.
8.875%   01/15/06                                100,000          108,787
Yale University Notes
7.375%   04/15/96                                305,000          355,599
Zurich Capital Trust
8.376%   06/01/37                                 50,000           55,330(b)

Total Corporate Notes
  (Cost $12,157,231)                                           12,268,883
--------------------------------------------------------------------------------

Non-Agency Mortgage Backed Securities -- 5.5%

BHN Mortgage Trust
7.54%    04/30/07                                  9,167            9,048(b)
7.916%   02/15/12                                100,615          100,552(b)
DLJ Mortgage Acceptance Corp.
6.55%    11/15/06                                 38,492           39,081(b)
--------------------------------------------------------------------------------

See Notes to Schedule of Investments and Notes to Financial Statements.

                               SCHEDULE OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------

GS Mortgage Securities Corp.
6.14%    07/13/30                              $ 219,000        $ 227,007
Merrill Lynch Mortgage Investors Inc.
6.36%    11/15/26                                100,000          101,032
Mid State Trust
7.07%    07/01/25                                  7,391            7,596
Morgan Stanley Capital Inc.
6.52%    01/15/08                                100,000          101,625
6.476%   10/15/10                                132,188          133,572(b)
6.86%    07/15/29                                236,051          242,506(b)
6.70%    10/03/30                                  9,816           10,014
Residential Assets Securitization Trust
7.75%    04/25/27 - 06/25/27                     334,640          349,282
7.50%    08/25/27                                 19,440           20,041
Salomon Brothers Mortgage
  Securities Inc.
7.00%    10/01/27                                533,527          537,824
Sawgrass Finance REMIC Trust
6.45%    01/20/06                                272,000          275,060
Structured Asset Securities Corp.
5.65%    09/25/99                                  3,205            3,203(b)
6.79%    11/01/27                                  9,853           10,124
Vornado Finance Corp.
6.36%    12/01/00                                521,000          523,605(b)

Total Non-Agency Mortgage Backed
  Securities
  (Cost $2,662,972)                                             2,691,172
--------------------------------------------------------------------------------
Total Investments in Securities
  (Cost $49,505,854)                                           49,819,996

--------------------------------------------------------------------------------
                                                   NUMBER
                                                 OF SHARES          VALUE
--------------------------------------------------------------------------------
Short-Term Investments -- 0.1%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
  (Cost $33,774)                                   33,774          33,774


                                                            Number
                                       Expiration Date/      of
                                         Strike Price      Contracts     Value
-------------------------------------------------------------------------------
Call Options -- 0.0%
-------------------------------------------------------------------------------

U.S. Treasury Bond(w)                 Jul 98/109.78       (360,000)      (900)

U.S. Treasury Bond(p)                 Jul 98/ 99.84        570,000      1,114

U.S. Treasury Bond(w)                 Jul 98/107.75       (380,000)    (1,307)

--------------------------------------------------------------------------------
Total Call Options
  ((w) Written Option Premium $(1,672);
   (p) Purchased Option Cost  $802)                                    (1,093)
--------------------------------------------------------------------------------
Put Options -- 0.0%
--------------------------------------------------------------------------------

U.S. Treasury Bond (w)               Jul 98/103.78        (360,000)      (619)

U.S. Treasury Bond (p)               Jul 98/ 99.84         570,000         89

U.S. Treasury Bond (w)               Jul 98/101.75        (380,000)       (29)

Total Put Options
  ((w) Written Option Premium $(1,957);
   (p) Purchased Option Cost  $802)                                     (559)
--------------------------------------------------------------------------------


Other Assets and Liabilities,
  net (2.4%)                                                      (1,173,933)
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                               $48,678,185
================================================================================

See Notes to Schedule of Investments and Notes to Financial Statements.

                                                               MONEY MARKET FUND
--------------------------------------------------------------------------------

================================================================================
                            TOP TEN LARGEST HOLDINGS
                                AT JUNE 30, 1998
================================================================================

  Canadian Imperial                              3.96%
--------------------------------------------------------------------------------
  Federal National Mortgage Assoc. (5.60%)       3.96%
--------------------------------------------------------------------------------
  NationsBank Corp.                              3.81%
--------------------------------------------------------------------------------
  Bank of Nova Scotia                            3.80%
--------------------------------------------------------------------------------
  Chase Manhattan Corp.                          3.80%
--------------------------------------------------------------------------------
  Morgan (J.P.) & Co. Inc.                       3.77%
--------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp. (5.53%)       3.74%
--------------------------------------------------------------------------------
  Merrill Lynch & Co. Inc.                       3.71%
--------------------------------------------------------------------------------
  Credit Suisse                                  3.69%
--------------------------------------------------------------------------------
  Societe Generale                               3.64%
--------------------------------------------------------------------------------

================================================================================
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR THE PERIODS ENDED JUNE 30, 1998
================================================================================

                                 SIX        ONE       FIVE       TEN
                                MONTH      YEAR       YEAR      YEAR
--------------------------------------------------------------------------------

Money Market Fund                2.63%      5.37%      4.85%    5.29%
--------------------------------------------------------------------------------
90-Day T-Bill                    2.53%      5.17%      4.89%    5.49%
--------------------------------------------------------------------------------
Lipper peer
  group average*                 2.54%      5.21%      4.68%    5.57%
--------------------------------------------------------------------------------
Commencement
  date                           7/1/85
================================================================================
AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND NO ASSURANCE CAN BE GIVEN THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


                          INVESTMENT PROFILE

A fund designed for investors who seek to current income as is consistent with high liquidity and safety of principal by investing in various types of good quality money market securities.

================================================================================
                              PORTFOLIO COMPOSITION
                               AS OF JUNE 30, 1998
================================================================================

                               [PIE CHART OMITTED]

                             COMMERCIAL PAPER 38.2%

                              U.S. GOVERNMENT 31.4%

                          CERTIFICATES OF DEPOSIT 20.4%

                               CASH & OTHER 10.0%
================================================================================


                    FUND YIELD AS OF JUNE 30, 1998
================================================================================

                                FUND        IBC MONEY FUND
================================================================================

7 day current                  5.24%+          5.04%
--------------------------------------------------------------------------------
7 day effective                5.37%           5.12%
--------------------------------------------------------------------------------

CURRENT YIELD represents income earned on an investment in the Money Market Fund for a seven day period and then annualized.

EFFECTIVE YIELD is calculated similarly but is slightly higher because it reflects the compounding effect of earnings on rein-vested dividends.

+ The seven day yield, rather than the total return, more closely reflects the current earning of the Money Market Fund at June 30, 1998.

* Lipper performance comparisons are based on average annual total returns for the periods indicated in the Money Market peer group consisting of 108, 107, 80 and 45 underlying annuity funds for the six month, one year, five year, and ten year periods, respectively.

                     See page 46 for Notes to Performance.
    Past performance is no guarantee of future results. The performance data shown does not reflect charges made by the separate account. Inclusion of these charges would reduce the performance quoted.

                               SCHEDULE OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                MONEY MARKET FUND
--------------------------------------------------------------------------------
                                                PRINCIPAL         AMORTIZED
                                                 AMOUNT             COST
--------------------------------------------------------------------------------
Short-Term Investments -- 90.0%
--------------------------------------------------------------------------------

U.S. Government (d) -- 31.4%

Federal Home Loan Bank
5.47%    07/29/98                               $5,900,000       $ 5,875,725

Federal Home Loan Mortgage Corp.
5.85%    07/01/98                                2,880,000         2,880,000
5.53%    07/09/98                                7,270,000         7,261,276
5.47%    07/15/98                                3,300,000         3,293,070
5.55%    07/28/98 - 07/31/98                     3,980,000         3,962,589
5.601%   09/29/98                                7,000,000         6,905,360
5.58%    09/30/98                                5,500,000         5,425,690
                                                                  29,727,985
Federal National Mortgage Assoc.
5.47%    07/17/98                                6,000,000         5,985,600
5.56%    07/27/98 - 08/24/98                     8,226,000         8,188,783
5.58%    08/24/98                                3,500,000         3,471,979
5.60%    10/08/98                                7,800,000         7,685,028
                                                                  25,331,390

Total U.S. Government
  (Cost $60,935,100)                                              60,935,100
--------------------------------------------------------------------------------

Commercial Paper(d) -- 38.2%

Abbey National PLC
5.58%    07/27/98                                6,800,000         6,773,038
Associates Corp. of North America
5.55%    07/01/98                                6,100,000         6,100,000
Bank of Nova Scotia
5.56%    07/15/98                                7,400,000         7,384,143
Chase Manhattan Corp.
5.55%    07/21/98                                7,400,000         7,377,389
Credit Suisse
5.57%    08/07/98                                7,200,000         7,159,152
Dresdner Bank AG
5.53%    07/06/98                                5,220,000         5,220,000
First Union Corp.
5.54%    07/31/98                                6,900,000         6,868,605
Halifax Building Society
5.54%    07/01/98                                6,360,000         6,360,000
Merrill Lynch & Co. Inc.
5.59%    09/18/98                                7,300,000         7,211,733
Morgan (J.P.) & Co. Inc.
5.58%    08/17/98                                7,370,000         7,317,079
Norwest Corp.
5.56%    07/24/98                                2,760,000         2,750,284
SBC Finance Delaware Inc.
5.54%    07/02/98                                3,600,000         3,599,450

Total Commercial Paper
  (Cost $74,120,873)                                              74,120,873
--------------------------------------------------------------------------------

                                                 PRINCIPAL          AMORTIZED
                                                  AMOUNT               COST
--------------------------------------------------------------------------------
Certificates of Deposit -- 20.4%

Bank of Montreal
5.55%    07/22/98                              $ 6,500,000        $ 6,500,000
Bayerische Hypotheken
5.53%    07/23/98                                7,000,000          7,000,000
Canadian Imperial
5.57%    08/17/98                                7,700,000          7,700,000
NationsBank Corp.
5.59%    09/17/98                                7,400,000          7,400,000
Societe Generale
5.55%    08/03/98                                7,070,000          7,070,000
Swiss Bank New York
5.54%    07/02/98                                3,920,000          3,920,000

Total Certificates of Deposit
  (Cost $39,590,000)                                               39,590,000
--------------------------------------------------------------------------------

Time Deposit -- 0.0%

State Street Cayman Islands
5.75%    07/01/98                                  115,194           115,194
  (Cost $115,194)

Total Short-Term Investments
  (Cost $174,761,167)                                            174,761,167

Other Assets and Liabilities,
  net 10.0%                                                       19,458,122
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                              $194,219,289
================================================================================

See Notes to Schedule of Investments and Notes to Financial Statements.

                                  NOTES TO PERFORMANCE JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

The performance data related to the shares of the U.S. Equity Fund and the Income Fund, for the periods through December 12, 1997, reflect the prior performance and expense ratios of the Variable Investment Trust GE U.S. Equity Portfolio and GE Fixed Income Portfolio, the assets of which were transferred to corresponding GE Investments Funds, Inc. pursuant to an exemptive order granted by the Securities and Exchange Commission permitting a substitution of funds that occurred on December 12, 1997.

Certain fees and fund expenses have been waived and/or borne by the funds' prior investment advisers. GEIM currently waives certain fees for the Money Market Fund. Had these fees and expenses not been absorbed, the returns (and/or yields)would have been lower.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500 Index), 90-Day U.S. Treasury Index (90-Day T-Bill), Lehman Brothers Aggregate Bond Index (LB Aggregate), Morgan Stanley Capital International EAFE Index (MSCI
EAFE), Wilshire Real Estate Index (Wilshire REIT), and JP Morgan Global Government Bond Index (JPM Global Bond) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The S&P 500 Index is a composite of the prices of 500 widely held stocks recognized by investors to be representative of the stock market in general. The 90-Day T-Bill is the average return on three month U.S. Treasury Bills. The LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. MSCI EAFE is a composite of 1,107 stocks of companies from 21 countries representing stock markets of Europe, Australasia, New Zealand and the Far East. The Wilshire REIT is a market capitalization-weighted index comprised of publicly traded real estate investment trusts (REITs), real estate operating companies (REOCs) and partnerships. The JPM Global Bond is an unhedged index comprised of government bonds from several countries including the U.S. The IBC Money Fund Report yields represent the average yields of 504 taxable money market funds. The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the average returns of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.


                                   NOTES TO SCHEDULES OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

(a)  Non-income producing security.

(b) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, these securities amounted to $223,321, $637,500 and $2,976,146 or 0.6%, 1.1% and 6.1% of net assets for the International Equity, Real Estate Securities and Income Funds, respectively.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)  Coupon amount represents effective yield.

(e) Adjustable rate mortgage coupon. The stated rate represents the rate at June 30,1998.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the interest only holding.

(h) At June 30, 1998, all or a portion of this security was pledged to cover collateral requirements for futures, options or TBAs.

(i)  Preferred shares or securities.

(j) Rights - Alpha Credit Bank rights expires 7/24/98 and Societe Europeene de Communicion rights expires 8/18/98.

ABBREVIATIONS:

ADR     -- American Depositary Receipt
GDR     -- Global Depositary Receipt
PC      -- Participation Certificate
Regd.   -- Registered
REIT    -- Real Estate Investment Trust
REMIC   -- Real Estate Mortgage Investment Conduit
SDR     -- Special Drawing Rights
STRIPs  -- Separate Trading of Registered Interest and Principal of Securities

CURRENCY TERMS:
AUD     --  Australian Dollar
CAD     --  Canadian Dollar
DEM     --  Deutsche Mark
ESP     --  Spanish Peseta
GBP     --  Pound Sterling
ITL     --  Italian Lira
JPY     --  Japanese Yen
NLG     --  Netherland Guilder
SEK     --  Swedish Krona
USD     --  United States Dollar

FINANCIAL HIGHLIGHTS

Selected data based on a share outstanding throughout the period(s) indicated (June 30, 1998 data is unaudited)

---------------------------------------------------------------------------------------------------------------------------
                                                       INTERNATIONAL EQUITY FUND

                                                           6/30/98         12/31/97(i)       12/30/96      12/31/95(f)
--------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                                 --               --               --            5/1/95
Net asset value, beginning of period                        $10.68           $10.83           $10.47           $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                      0.09             0.02             0.03             0.20
   Net realized and unrealized
     gains (losses) on investments                            2.05             1.10             1.01             0.47
--------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                2.14             1.12             1.04             0.67
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                      0.00             0.08             0.03             0.20
   Net realized gains                                         0.00             1.19             0.65             0.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                           0.00             1.27             0.68             0.20
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $12.82           $10.68           $10.83           $10.47
==========================================================================================================================

TOTAL RETURN (A)                                            20.04%           10.17%            9.91%            6.70%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)                $37,688          $31,931          $17,644          $15,348
   Ratios to average net assets:
     Net investment income*                                  1.52%            0.14%            0.23%            0.44%
     Net expenses*                                           1.13%            1.34%            1.50%            1.54%
     Gross expenses*                                         1.13%            1.43%            1.56%            2.17%
   Portfolio turnover rate                                     36%             166%             150%              58%



---------------------------------------------------------------------------------------------------------------------------
                                                     REAL ESTATE SECURITIES FUND

                                                            6/30/98         12/31/97(i)      12/30/96        12/31/95(f)
---------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                                 --                --               --            5/1/95
Net asset value, beginning of period                        $15.28            $14.11           $11.05           $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                      0.33              0.74             0.64             0.46
   Net realized and unrealized
     gains (losses) on investments                           (1.16)             2.01             3.36             1.23
--------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS               (0.83)             2.75             4.00             1.69
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                      0.00              0.53             0.65             0.46
   Net realized gains                                         0.00              1.05             0.29             0.18
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                           0.00              1.58             0.94             0.64
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $14.45            $15.28           $14.11           $11.05
==========================================================================================================================

TOTAL RETURN (A)                                            (5.43)%           19.49%           36.24%           17.00%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)                $56,299           $48,887          $24,533          $13,429
   Ratios to average net assets:
     Net investment income*                                  4.69%             4.83%            5.90%            6.85%
     Net expenses*                                           0.96%             0.95%            1.07%            1.31%
     Gross expenses*                                         0.96%             0.95%            1.07%            1.61%
   Portfolio turnover rate                                     17%               58%              30%              54%

----------

See Notes to Financial Highlights on page 52 and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Selected data based on a share outstanding throughout the period(s) indicated (June 30, 1998 data is unaudited)

--------------------------------------------------------------------------------
                           PREMIER GROWTH EQUITY FUND

                                                     6/30/98     12/31/97(d)
--------------------------------------------------------------------------------

INCEPTION DATE                                          --          12/12/97
Net asset value, beginning of period                 $51.48           $49.79
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                               0.25             0.03
   Net realized and unrealized
     gains (losses) on investments                     8.96             1.69
--------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS         9.21             1.72
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                               0.00             0.03
   Net realized gains                                  0.00             0.00
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                    0.00             0.03
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $60.69           $51.48
================================================================================
TOTAL RETURN (a)                                     17.85%            3.46%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)         $17,401          $16,237
   Ratios to average net assets:
     Net investment income*                           0.83%            1.04%
     Expenses*                                        0.78%            0.69%
   Portfolio turnover rate                              18%               3%

--------------------------------------------------------------------------------

                                VALUE EQUITY FUND

                                                      6/30/98      12/31/97(g)
--------------------------------------------------------------------------------
INCEPTION DATE                                           --            5/1/97
Net asset value, beginning of period                  $13.11           $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                0.02             0.02
   Net realized and unrealized
     gains (losses) on investments                      1.68             3.23
--------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS          1.70             3.25
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                0.00             0.02
   Net realized gains                                   0.00             0.12
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                     0.00             0.14
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $14.81           $13.11
================================================================================
TOTAL RETURN (a)                                      12.97%           32.56%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)          $49,625          $30,856
   Ratios to average net assets:
     Net investment income*                            0.40%            0.38%
     Expenses*                                         0.72%            0.69%
   Portfolio turnover rate                                6%              18%


----------

See Notes to Financial Highlights on page 52 and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Selected data based on a share outstanding throughout the period(s) indicated (June 30, 1998 data is unaudited)


----------------------------------------------------------------------------------------------------------------------
                                                                U.S. EQUITY FUND

                                                            6/30/98         12/31/97(i)      12/31/96     12/31/95(h)
----------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                 --               --               --           1/3/95
Net asset value, beginning of period                        $27.88           $21.11           $19.27          $15.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                      0.15             0.24             0.34            0.46
   Net realized and unrealized
     gains (losses) on investments                            3.91             6.54             3.90            4.87
----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                4.06             6.78             4.24            5.33
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                      0.00             0.00             0.35            0.47
   Net realized gains                                         0.00             0.01             2.05            0.59
----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                           0.00             0.01             2.40            1.06
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $31.94           $27.88           $21.11          $19.27
======================================================================================================================

TOTAL RETURN (a)                                            14.60%           32.13%           21.72%          35.58%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)                $27,325          $23,917          $18,027          $9,071
   Ratios to average net assets:
     Net investment income*                                  1.00%            0.94%            1.80%           2.10%
     Net expenses*                                           0.75%            0.80%            0.80%           0.80%
     Gross expenses*                                         0.75%            0.86%            0.88%           1.03%
   Portfolio turnover rate                                     15%              33%              35%             71%
======================================================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                              S&P 500 INDEX FUND

                                        6/30/98      12/31/97(b,i)      12/30/96        12/31/95          12/31/94      12/31/93(c)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                             --              --               --               --               --           4/15/85
Net asset value, beginning
  of period                             $19.23          $15.14           $20.99           $15.72           $15.99           $17.04
INCOME (LOSS) FROM INVESTMENT
   OPERATIONS:
   Net investment income                  0.12            0.23             0.78             0.27             0.22             0.31
   Net realized and unrealized gains
     (losses) on investments              3.25            4.36             4.36             5.41            (0.23)            2.16
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
   OPERATIONS                             3.37            4.59             5.14             5.68            (0.01)            2.47
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                  0.00            0.23             0.77             0.27             0.22             0.31
   Net realized gains                     0.00            0.27            10.22             0.14             0.04             3.21
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                       0.00            0.50            10.99             0.41             0.26             3.52
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $22.60          $19.23           $15.14           $20.99           $15.72           $15.99
====================================================================================================================================

TOTAL RETURN (a)                        17.52%          30.33%           24.51%           36.14%           (0.06%)          14.52%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
     (in thousands)                   $246,491        $164,294          $35,522          $66,017          $23,930           $8,277
   Ratios to average net assets:
     Net investment income*              1.27%           1.70%            1.91%            1.98%            2.22%            2.00%
     Net expenses*                       0.43%           0.46%            0.48%            0.66%            0.75%            0.87%
     Gross expenses*                     0.43%           0.46%            0.48%            0.66%            1.10%            0.87%
   Portfolio turnover rate                  8%              6%              63%              15%               4%              73%

----------

See Notes to Financial Highlights on page 52 and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Selected data based on a share outstanding throughout the period(s) indicated (June 30, 1998 data is unaudited)


------------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL RETURN FUND

                                        6/30/98     12/31/97(i)       12/30/96        12/31/95          12/31/94         12/31/93
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                              --             --               --               --               --            7/1/85
Net asset value, beginning
   of period                            $13.21         $12.73           $15.93           $13.40           $13.59            $13.00
INCOME (LOSS) FROM INVESTMENT
   OPERATIONS:
   Net investment income                  0.20           0.34             1.02             0.41             0.35              0.42
   Net realized and unrealized gains
     (losses) on investments              1.25           1.95             0.67             3.34            (0.01)             1.35
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
   OPERATIONS                             1.45           2.29             1.69             3.75             0.34              1.77
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                  0.00           0.34             1.02             0.42             0.35              0.41
   Net realized gains                     0.00           1.47             3.87             0.80             0.18              0.76
   Tax return of capital                  0.00           0.00             0.00             0.00             0.00              0.01
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                       0.00           1.81             4.89             1.22             0.53              1.18
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $14.66         $13.21           $12.73           $15.93           $13.40            $13.59
=========================================================================---========================================================

TOTAL RETURN (a)                        10.98%         17.99%           10.60%           28.07%            2.54%            13.67%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
     (in thousands)                    $59,994        $50,007          $27,814          $70,507          $34,708           $12,609
   Ratios to average net assets:
     Net investment income*              3.04%          2.56%            2.73%            3.42%            4.00%             3.80%
     Expenses*                           0.61%          0.65%            0.60%            0.65%            0.77%             0.85%
   Portfolio turnover rate                 72%           135%             144%             106%              67%               48%


--------------------------------------------------------------------------------
                               GLOBAL INCOME FUND

                                                  6/30/98       12/31/97(g)
--------------------------------------------------------------------------------
INCEPTION DATE                                         --          5/1/97
Net asset value, beginning of period                $9.85          $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                             0.24            0.35
   Net realized and unrealized
     gains (losses) on investments                   0.13           (0.01)
--------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS       0.37            0.34
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                             0.00            0.45
   Net realized gains                                0.00            0.04
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                  0.00            0.49
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $10.22           $9.85
================================================================================
TOTAL RETURN (a)                                    3.76%           3.41%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)        $7,226          $5,851
   Ratios to average net assets:
     Net investment income*                         4.98%           5.54%
     Expenses*                                      0.81%           0.84%
   Portfolio turnover rate                            48%            119%


----------

See Notes to Financial Highlights on page 52 and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Selected data based on a share outstanding throughout the period(s) indicated (June 30, 1998 data is unaudited)


------------------------------------------------------------------------------------------------------------------------
                                                                     INCOME FUND

                                                           6/30/98        12/31/97(i)       12/31/96      12/31/95(h)
------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                  --              --            1/3/95
Net asset value, beginning of period                        $12.11           $11.84          $12.53           $12.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                      0.35             0.76            0.76             0.82
   Net realized and unrealized
     gains (losses) on investments                            0.13             0.27           (0.43)            1.13
------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                0.48             1.03            0.33             1.95
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                      0.00             0.76            0.76             0.84
   Net realized gains                                         0.00             0.00            0.26             0.58
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                           0.00             0.76            1.02             1.42
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $12.59           $12.11          $11.84           $12.53
========================================================================================================================

TOTAL RETURN (a)                                             3.96%            9.00%           2.92%           16.83%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)                $48,678          $45,555          $5,388           $3,271
   Ratios to average net assets:
     Net investment income*                                  5.77%            5.11%           6.37%            6.52%
     Net expenses*                                           0.57%            0.59%           0.75%            0.75%
     Gross expenses*                                         0.57%            0.77%           1.03%            1.15%
   Portfolio turnover rate                                     95%             356%            222%             253%
========================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                               MONEY MARKET FUND

                                         6/30/98       12/31/97(e,i)     12/30/96        12/31/95         12/31/94      12/31/93
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                               --              --                --             --               --          7/1/85
Net asset value, beginning of period      $1.00           $1.00             $1.00          $0.98            $0.97           $0.97
INCOME (LOSS) FROM INVESTMENT
   OPERATIONS:
   Net investment income                   0.03            0.05              0.05           0.06             0.03            0.02
   Net realized and unrealized gains
     (losses) on investments               0.00            0.00              0.00           0.00             0.01            0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
   OPERATIONS                              0.03            0.05              0.05           0.06             0.04            0.02
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                   0.03            0.05              0.05           0.04             0.03            0.02
   Net realized gains                      0.00            0.00              0.00           0.00             0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                        0.03            0.05              0.05           0.04             0.03            0.02
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $1.00           $1.00             $1.00          $1.00            $0.98           $0.97
====================================================================================================================================
TOTAL RETURN (a)                          2.63%           5.41%             5.41%          5.90%            3.77%           2.39%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
     (in thousands)                    $194,219        $144,815          $113,263        $63,083          $33,529          $9,094
   Ratios to average net assets:
     Net investment income*               5.28%           5.17%             5.29%          5.74%            4.04%           2.53%
     Net expenses*                        0.35%           0.32%             0.15%          0.23%            0.42%           0.75%
     Gross expenses*                      0.58%           0.48%             0.55%          0.63%            0.70%           0.75%

----------

See Notes to Financial Highlights on page 52 and Notes to Financial Statements.

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower. Periods less than one year are not annualized.

(b) As of April 30, 1997, the fund's name was changed to S&P 500 Index Fund from Common Stock Index Portfolio.

(c) As of May 1, 1993, the fund's name was changed to Common Stock Index Portfolio from Common Stock Portfolio.

(d) Information is for the period December 12, 1997, inception of investment operations, through June 30, 1998.

(e) Effective May 5, 1997, the fund's primary investment policy was amended to comply with Rule 2a-7 of the Investment Company Act of 1940 governing money market funds. The Fund's investment objective, however, remains to seek a high level of current income consistent with high liquidity and safety of principal. Per share information prior to January 1, 1997 have been restated to reflect the 10.41 to 1 stock split.

(f) Information is for the period May 1, 1995, inception of investment operations, through December 31, 1995.

(g) Information is for the period May 1, 1997, inception of investment operations, through June 30, 1998.

(h) Information is for the period January 3, 1995, inception of investment operations, through December 31, 1995.

(i) GEIM assumed management responsibilities for the Funds effective May 1, 1997. See Note 3 in the Notes to Financial Statements for further information.

*    Annualized for periods less than one year.

----------

See Notes to Financial Statements.

                        [This page intentionally left blank]

 STATEMENTS OF ASSETS
 AND LIABILITIES JUNE 30, 1998 (UNAUDITED)


                                                                                                      PREMIER
                                                            INTERNATIONAL       REAL ESTATE           GROWTH         VALUE
                                                               EQUITY           SECURITIES            EQUITY        EQUITY
                                                                FUND               FUND                FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market
     (cost $31,028,356; $49,230,653; $13,112,404;
     $42,773,799; $22,823,429; $185,536,350; $48,758,558;
     $6,809,131; $49,507,458; and $0, respectively)          $36,564,516        $51,769,976         $15,963,775     $48,409,144
   Short-term investments (at amortized cost)                    855,851          4,277,787           1,315,746       2,799,012
   Foreign currency (cost $291,853; $0; $0; $0; $1,140; $0;
     $84,378; $458,601; $0; and $0, respectively)                291,817                  0                   0               0
   Receivable for investments sold                                65,298            107,944             287,832               0
   Income receivables                                            153,675            399,590              10,072          36,465
   Receivable for fund shares sold                                     0                  0                   0           9,804
   Receivable on forward foreign currency contracts                    0                  0                   0               0
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                             37,931,157         56,555,297          17,577,425      51,254,425
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Options written, at market*                                         0                  0                   0               0
   Distributions payable to shareholders                               0                  0                   0               0
   Payable for investments purchased                             108,340                  0              82,240       1,600,342
   Payable for fund shares redeemed                                9,311            211,905              80,986               0
   Payable to GEIM                                               125,623             44,583              11,166          28,640
   Variation margin payable                                            0                  0               2,125               0
   Payable to custodian                                                0                  0                   0               0
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                           243,274            256,488             176,517       1,628,982
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                   $37,687,883        $56,298,809         $17,400,908     $49,625,443
====================================================================================================================================

NET ASSETS CONSIST OF:
   Capital paid in                                           $30,187,988        $51,257,845         $14,022,008     $43,096,485
   Undistributed net investment income                           254,831          1,378,971              70,019          89,978
   Accumulated net realized gain (loss)                        1,710,996          1,122,670             451,672         803,635
   Net unrealized appreciation / (depreciation) on:
     Investments                                               5,536,160          2,539,323           2,851,371       5,635,345
     Futures                                                           0                  0               5,838               0
     Written options                                                   0                  0                   0               0
     Foreign currency related transactions                        (2,092)                 0                   0               0
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                   $37,687,883        $56,298,809         $17,400,908     $49,625,443
====================================================================================================================================

Shares outstanding ($.001 par value)                           2,940,469          3,896,393             286,720       3,351,587
Net asset value, offering and redemption price per share      $    12.82         $    14.45          $    60.69      $    14.81

                                       54




                                                     U.S.        S&P 500        TOTAL        GLOBAL                       MONEY
                                                    EQUITY        INDEX        RETURN        INCOME       INCOME          MARKET
                                                     FUND         FUND          FUND          FUND         FUND            FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market
     (cost $31,028,356; $49,230,653;
     $13,112,404; $42,773,799; $22,823,429;
     $185,536,350; $48,758,558; $6,809,131;
     $49,507,458; and $0, respectively)         $26,352,730   $238,913,413   $57,765,487   $6,681,615    $49,821,199   $          0
   Short-term investments (at amortized cost)       974,445      8,206,389     4,569,217      240,527         33,774    174,761,167
   Foreign currency (cost $291,853;
     $0; $0; $0; $1,140; $0;
     $84,378; $458,601; $0; and $0,
     respectively)                                    1,119              0        84,331      454,676              0              0
   Receivable for investments sold                  166,294         68,735     2,458,867      244,265      1,359,073              0
   Income receivables                                29,837        278,585       337,528      135,167        483,407        307,605
   Receivable for fund shares sold                      122              0             0            0         15,499     19,352,696
   Receivable on forward
     foreign currency contracts                           0              0             0        7,126              0              0
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                27,524,547    247,467,122    65,215,430    7,763,376     51,712,952    194,421,468
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Options written, at market*                            0              0         1,273            0          2,855              0
   Distributions payable to shareholders              1,294              0             0            0              0        141,066
   Payable for investments purchased                160,282        752,006     5,172,998      529,218      2,927,762              0
   Payable for fund shares redeemed                  17,084         91,892        16,818        4,051         73,115              0
   Payable to GEIM                                   17,053         85,148        30,122        3,939         31,035         61,113
   Variation margin payable                           4,250              0             0            0              0              0
   Payable to custodian                                   0         47,161             0            0              0              0
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                              199,963        976,207     5,221,211      537,208      3,034,767        202,179
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                      $27,324,584   $246,490,915   $59,994,219   $7,226,168    $48,678,185   $194,219,289
====================================================================================================================================

NET ASSETS CONSIST OF:
   Capital paid in                              $23,294,668   $183,962,431   $48,545,731   $7,095,433    $46,902,597   $194,220,579
   Undistributed net investment income              128,185      1,292,452       829,288      129,353      1,341,822              0
   Accumulated net realized gain (loss)             366,500      7,635,844     1,612,227      123,793        119,251         (1,290)
   Net unrealized appreciation /
    (depreciation) on:
     Investments                                  3,529,301     53,377,063     9,006,929     (127,516)       313,741              0
     Futures                                          5,963        223,125             0            0              0              0
     Written options                                      0              0           345            0            774              0
     Foreign currency related transactions              (33)             0          (301)       5,105              0              0
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                      $27,324,584   $246,490,915   $59,994,219   $7,226,168    $48,678,185   $194,219,289
====================================================================================================================================

Shares outstanding ($.001 par value)                855,372     10,904,916     4,091,537      707,282      3,867,188    194,219,595
Net asset value, offering and
  redemption price per share                         $31.94         $22.60        $14.66       $10.22         $12.59          $1.00



* Premiums received for the Total Return Fund and Income Fund were $1,618 and $3,629, respectively.

----------
See Notes to Financial Statements.

 STATEMENTS OF OPERATIONS
 FOR THE SIX MONTHS PERIOD ENDED JUNE 30, 1998 (UNAUDITED)

                                                                                                PREMIER
                                                           INTERNATIONAL     REAL ESTATE        GROWTH            VALUE
                                                              EQUITY          SECURITIES        EQUITY           EQUITY
                                                               FUND             FUND             FUND             FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
     Dividends                                             $  511,445        $1,469,144        $  107,710        $  175,406
     Interest                                                  20,505           100,597            31,301            58,637
     Less: Foreign taxes withheld                             (59,692)                0            (1,126)                0
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME                                               472,258         1,569,741           137,885           234,043
------------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
     Advisory and administration fees                         178,761           236,132            55,005           133,780
     Transfer agent fees                                        3,968             3,968             3,968             3,968
     Trustees' fees                                             1,491             2,121               610               959
     Custody and accounting expenses                            8,943            12,733             3,654             5,758
     Professional fees                                          7,636            10,922             3,218             5,886
     Other expenses                                               662               943               271               427
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER                               201,461           266,819            66,726           150,778
     Less: Expenses waived or borne by
       the adviser                                                  0                 0                 0                 0
------------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                             201,461           266,819            66,726           150,778
------------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME                                      270,797         1,302,922            71,159            83,265
====================================================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
     REALIZED GAIN (LOSS) ON:
       Investments                                          1,990,936         1,696,411           445,667           738,825
       Futures                                                      0                 0            10,775                 0
       Written options                                              0                 0                 0                 0
       Foreign currency related transactions                  (44,330)                0                 0                 0
     INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
       DEPRECIATION ON:
       Investments                                          4,191,866        (6,103,410)        2,309,670         4,123,946
       Futures                                                      0                 0             5,838                 0
       Written options                                              0                 0                 0                 0
       Foreign currency related transactions                      300                 0                (3)                0
------------------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain
       (loss) on investments                                6,138,772        (4,406,999)        2,771,947         4,862,771
------------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                             $6,409,569       $(3,104,077)       $2,843,106        $4,946,036
====================================================================================================================================



------------------------------------------------------------------------------------------------------------------------------------
                                                    U.S.        S&P 500        TOTAL          GLOBAL                      MONEY
                                                   EQUITY        INDEX        RETURN          INCOME       INCOME         MARKET
                                                    FUND         FUND          FUND            FUND         FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
     Dividends                                  $  201,716    $ 1,457,321    $  328,587     $       0     $   12,744     $       0
     Interest                                       24,778        273,510       686,163       192,481      1,460,273     4,615,978
     Less: Foreign taxes withheld                   (1,959)        (9,408)      (16,590)       (1,117)             0             0
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME                                    224,535      1,721,423       998,160       191,364      1,473,017     4,615,978
------------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
     Advisory and administration fees               64,226        355,528       136,721        19,808        104,541       394,082
     Transfer agent fees                             3,968          3,968         3,967         3,968          3,968         3,967
     Trustees' fees                                  1,016          5,801         2,020           243          1,852         6,201
     Custody and accounting expenses                 6,092         34,812        12,118         1,459         11,113        37,208
     Professional fees                               5,235         32,872        10,572         1,269          9,421        32,446
     Other expenses                                 15,813          2,579           898           108            823         2,757
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER                     96,350        435,560       166,296        26,855        131,718       476,661
     Less: Expenses waived or borne by
       the adviser                                       0              0             0             0              0      (188,845)
------------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                   96,350        435,560       166,296        26,855        131,718       287,816
------------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME                           128,185      1,285,863       831,864       164,509      1,341,299     4,328,162
====================================================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS REALIZED GAIN (LOSS) ON:
       Investments                                 312,581      6,679,668     1,631,563        21,682        137,193             0
       Futures                                      51,175      1,009,551             0             0              0             0
       Written options                                   0              0         6,586             0         14,427             0
       Foreign currency related transactions          (171)             0        (8,794)      102,111              0             0
     INCREASE (DECREASE) IN UNREALIZED
      APPRECIATION/DEPRECIATION ON:
       Investments                               2,977,727     22,899,506     3,219,318        (5,681)       317,405             0
       Futures                                       8,063        140,100             0             0              0             0
       Written options                                   0              0           345             0            137             0
       Foreign currency related transactions           (10)             0           206       (42,829)             0             0
------------------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain
       (loss) on investments                     3,349,365     30,728,825     4,849,224        75,283        469,162             0
------------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                  $3,477,550    $32,014,688    $5,681,088      $239,792     $1,810,461    $4,328,162
====================================================================================================================================

----------

See Notes to Financial Statements.

56 & 57


 STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              PREMIER
                                             INTERNATIONAL                   REAL ESTATE                      GROWTH
                                                EQUITY                       SECURITIES                       EQUITY
                                                 FUND                           FUND                           FUND
------------------------------------------------------------------------------------------------------------------------------------
                                      Six Months       Year          Six Months        Year           Six Months      Period
                                       Ended           Ended           Ended           Ended            Ended          Ended
                                      June 30,      December 31,      June 30,      December 31,      June 30,      December 31,
                                        1998            1997            1998           1997             1998            1997*
                                     (unaudited)                     (unaudited)                     (unaudited)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income            $   270,797     $   33,663    $  1,302,922     $ 1,972,098     $   71,159      $    8,781
    Net realized gain (loss) on
     investments, futures, written
     options, and foreign currency
     related transactions              1,946,606      2,324,754       1,696,411       2,605,868        456,442          (4,770)
    Net increase (decrease) in
     unrealized appreciation/
     depreciation                      4,192,166       (165,586)     (6,103,410)      2,450,338      2,315,505         541,704
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease)
     from operations                   6,409,569      2,192,831      (3,104,077)      7,028,304      2,843,106         545,715
------------------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                   --         (155,651)             --      (1,694,121)           --          (9,921)
    Net realized gains                      --       (2,349,968)             --      (3,372,241)           --              --
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                       --       (2,505,619)             --      (5,066,362)           --          (9,921)
------------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets
     from operations and
    distributions                      6,409,569       (312,788)     (3,104,077)      1,961,942      2,843,106         535,794
------------------------------------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
    Proceeds from sale of shares       4,259,255     14,820,466       7,739,330      27,924,962        137,370          11,437
    Value of distributions
     reinvested                               --      3,610,282       5,066,391       1,643,298          9,920             --
    Cost of shares redeemed           (4,911,539)   (12,355,053)     (2,289,357)     (7,176,928)    (1,826,397)        (13,785)
    Proceeds from substitution
     of fund                                  --      8,523,846              --              --            --       15,703,463
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from
     share transactions                 (652,284)    14,599,541      10,516,364      22,391,332     (1,679,107)     15,701,115
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN
    NET ASSETS                         5,757,285     14,286,753       7,412,287      24,353,274      1,163,999      16,236,909

NET ASSETS
  Beginning of period                 31,930,598     17,643,845      48,886,522      24,533,248     16,236,909             --
------------------------------------------------------------------------------------------------------------------------------------
  End of period                      $37,687,883    $31,930,598     $56,298,809     $48,886,522    $17,400,908     $16,236,909
====================================================================================================================================
UNDISTRIBUTED (OVERDISTRIBUTED)
  NET INVESTMENT INCOME, END
  OF PERIOD                          $   254,831    $   (15,966)    $ 1,378,971     $    76,049    $    70,019     $    (1,140)
------------------------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES:
    Shares sold by subscription         345,335       1,235,204         520,120       1,808,623         2,487              256
    Issued for distributions
     reinvested                              --         333,787         331,570         116,463           193               --
    Shares redeemed                    (395,145)     (1,022,876)       (155,676)       (463,647)      (31,336)            (274)
    Shares from substitution of fund         --         814,899              --              --            --          315,394
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease)
     in fund shares                     (49,810)      1,361,014         696,014       1,461,439       (28,656)         315,376
====================================================================================================================================

 STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
                                                 VALUE                          U.S.                         S&P 500
                                                EQUITY                         EQUITY                         INDEX
                                                 FUND                           FUND                           FUND
------------------------------------------------------------------------------------------------------------------------------------
                                      Six Months      Period         Six Months        Year           Six Months       Year
                                       Ended           Ended           Ended           Ended            Ended          Ended
                                      June 30,      December 31,      June 30,      December 31,      June 30,      December 31,
                                        1998          1997**            1998           1997             1998            1997
                                     (unaudited)                     (unaudited)                     (unaudited)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income               $    83,265    $    26,741    $   128,185    $   202,766    $  1,285,863    $  1,909,480
    Net realized gain (loss) on
     investments, futures, written
     options, and foreign currency
     related transactions                   738,825        189,159        363,585      8,213,694       7,689,219       2,191,543
    Net increase (decrease) in
     unrealized appreciation/
     depreciation                         4,123,946      1,511,399      2,985,780     (2,556,091)     23,039,606      22,450,767
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease)
     from operations                      4,946,036      1,727,299      3,477,550      5,860,369      32,014,688      26,551,790
------------------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                      --          (20,028)          --           (4,168)           --        (1,914,729)
    Net realized gains                         --         (124,349)          --           (7,464)           --        (2,259,212)
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                          --         (144,377)          --          (11,632)           --        (4,173,941)
------------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets
     from operations and
     distributions                        4,946,036      1,582,922      3,477,550      5,848,737      32,014,688      22,377,849
------------------------------------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
    Proceeds from sale of shares         22,080,310     15,768,462        404,988      1,013,255      68,291,535      82,623,523
    Value of distributions
     reinvested                                --          144,380         11,628           --              --        29,965,259
    Cost of shares redeemed              (8,256,553)    (1,016,670)      (486,386)      (971,729)    (18,109,389)     (6,194,702)
     Proceeds from substitution
     of fund                                   --       14,376,556           --             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from
     share transactions                  13,823,757     29,272,728        (69,770)        41,526      50,182,146     106,394,080
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN
    NET ASSETS                           18,769,793     30,855,650      3,407,780      5,890,263      82,196,834     128,771,929

NET ASSETS
  Beginning of period                    30,855,650           --       23,916,804     18,026,541     164,294,081      35,522,152
------------------------------------------------------------------------------------------------------------------------------------
  End of period                         $49,625,443    $30,855,650    $27,324,584    $23,916,804    $246,490,915    $164,294,081
====================================================================================================================================
UNDISTRIBUTED (OVERDISTRIBUTED)
  NET INVESTMENT INCOME, END
  OF PERIOD                             $    89,978    $     6,713    $   128,185    $      --      $  1,292,452    $      6,589
------------------------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES:
    Shares sold by subscription           1,589,110      1,297,933         13,106         42,501       3,241,747       4,614,080
    Issued for distributions
     reinvested                                --           11,140            417           --              --         1,921,660
    Shares redeemed                        (591,147)       (77,741)       (16,095)       (38,356)       (880,218)       (338,017)
    Shares from substitution of fund           --        1,122,292           --             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease)
     in fund shares                         997,963      2,353,624         (2,572)         4,145       2,361,529       6,197,723
====================================================================================================================================


 STATEMENTS OF CHANGES IN NET ASSETS


------------------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL                            GLOBAL
                                                  RETURN                            INCOME                          INCOME
                                                   FUND                              FUND                            FUND
------------------------------------------------------------------------------------------------------------------------------------
                                         Six Months       Year             Six Months       Period          Six Months     Year
                                          Ended           Ended              Ended           Ended           Ended         Ended
                                         June 30,      December 31,         June 30,      December 31,     June 30,     December 31,
                                           1998            1997               1998           1997**          1998           1997
                                        (unaudited)                        (unaudited)                    (unaudited)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income               $   831,864    $  1,125,446    $    164,509    $    204,414    $  1,341,299    $    438,991
    Net realized gain (loss) on
     investments, futures, written
     options, and foreign currency
     related transactions                 1,629,355       4,914,136         123,793          47,675         151,620         135,787
    Net increase (decrease) in
     unrealized appreciation/
     depreciation                         3,219,869       1,112,523         (48,510)        (73,901)        317,542         (45,723)
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease)
     from operations                      5,681,088       7,152,105         239,792         178,188       1,810,461         529,055
------------------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                      --        (1,108,399)           --          (263,343)           --          (438,469)
    Net realized gains                         --        (4,917,675)           --           (23,902)           --              --
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                          --        (6,026,074)           --          (287,245)           --          (438,469)
------------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets
     from operations and
     distributions                        5,681,088       1,126,031         239,792        (109,057)      1,810,461          90,586
------------------------------------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
    Proceeds from sale of shares          5,287,121       8,490,461         964,917       6,089,468       3,565,856         621,763
    Value of distributions
     reinvested                                --        16,704,749         287,249            --           118,617         308,539
    Cost of shares redeemed                (981,185)     (4,128,074)       (117,130)       (129,071)     (2,370,040)       (749,066)
     Proceeds from substitution
     of fund                                   --              --              --              --              --        39,893,774
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from
     share transactions                   4,305,936      21,067,136       1,135,036       5,960,397       1,314,433      40,075,010
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN
    NET ASSETS                            9,987,024      22,193,167       1,374,828       5,851,340       3,124,894      40,165,596

NET ASSETS
  Beginning of period                    50,007,195      27,814,028       5,851,340            --        45,553,291       5,387,695
------------------------------------------------------------------------------------------------------------------------------------
  End of period                         $59,994,219    $ 50,007,195    $  7,226,168    $  5,851,340    $ 48,678,185    $ 45,553,291
====================================================================================================================================

UNDISTRIBUTED (OVERDISTRIBUTED)
  NET INVESTMENT INCOME, END
  OF PERIOD                             $   829,288    $     (2,576)   $    129,353    $    (35,156)   $  1,341,822    $        523
------------------------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES:
    Shares sold by subscription             374,690         610,645          95,608         606,644         289,176          50,870
    Issued for distributions
     reinvested                                --         1,295,034          29,162            --             9,795          26,070
    Shares redeemed                         (69,368)       (304,136)        (11,608)        (12,524)       (192,517)        (63,001)
    Shares from substitution of fund           --              --              --              --              --         3,291,565
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease)
     in fund shares                         305,322       1,601,543         113,162         594,120         106,454       3,305,504
====================================================================================================================================

 STATEMENTS OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------
                                                           MONEY
                                                          MARKET
                                                           FUND
--------------------------------------------------------------------------------
                                               Six Months           Year
                                                Ended               Ended
                                               June 30,          December 31,
                                                 1998                1997
                                              (unaudited)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income                  $   4,328,162       $   6,479,092
    Net realized gain (loss) on
     investments, futures, written
     options, and foreign currency                  --                  (544)
     related transactions
    Net increase (decrease) in
     unrealized appreciation/
     depreciation                                   --                  --
--------------------------------------------------------------------------------
    Net increase (decrease)
     from operations                           4,328,162           6,478,548
--------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                     (4,328,162)         (6,487,022)
    Net realized gains                              --                  --
--------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                         (4,328,162)         (6,487,022)
--------------------------------------------------------------------------------
  Increase (decrease) in net assets
     from operations and
     distributions                                  --                (8,474)
--------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
    Proceeds from sale of shares             403,464,384         271,188,589
    Value of distributions
     reinvested                                4,327,543          12,245,586
    Cost of shares redeemed                 (358,388,125)       (274,705,155)
     Proceeds from substitution
     of fund                                        --            22,832,172
--------------------------------------------------------------------------------
    Net increase (decrease) from
     share transactions                       49,403,802          31,561,192
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN
    NET ASSETS                                49,403,802          31,552,718

NET ASSETS
  Beginning of period                        144,815,487         113,262,769
--------------------------------------------------------------------------------
  End of period                            $ 194,219,289       $ 144,815,487
================================================================================

UNDISTRIBUTED (OVERDISTRIBUTED)
  NET INVESTMENT INCOME, END
  OF PERIOD                                $        --         $        --
--------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES:
    Shares sold by subscription              403,464,384         198,347,812
    Issued for distributions
     reinvested                                4,327,543         121,908,143
    Shares redeemed                         (358,388,125)       (209,183,555)
    Shares from substitution of fund                --            22,832,172
--------------------------------------------------------------------------------
    Net increase (decrease)
     in fund shares                           49,403,802         133,904,572
================================================================================


*    For the period December 12, 1997 (inception) thru December 31, 1997.

**   For the period May 1, 1997 (inception) thru December 31, 1997.

----------

See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization of the Funds

GE Investments Funds, Inc. (the "Company") (formerly, Life of Virginia Series Funds, Inc.) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end, diversified, management investment company. The Company is comprised of eleven investment Funds (each a "Fund" and collectively the "Funds"), only ten of which are currently being offered, as follows: International Equity Fund, Real Estate Securities Fund, Premier Growth Equity Fund, Value Equity Fund, U.S. Equity Fund, S&P 500 Index Fund, Total Return Fund, Global Income Fund, Income Fund, and Money Market Fund. The Government Securities Fund is not currently being offered by the Company.

The inception dates of the Funds were as follows:

FUND
International Equity Fund          5/1/95
Real Estate Securities Fund        5/1/95
Premier Growth Equity Fund       12/12/97
Value Equity Fund                  5/1/97
U.S. Equity Fund                   1/3/95
S&P 500 Index Fund                4/15/85
Total Return Fund                  7/1/85
Global Income Fund                 5/1/97
Income Fund                        1/3/95
Money Market Fund                  7/1/85

Effective May 1, 1997, the Common Stock Index Portfolio changed its name to S&P 500 Index Fund. On May 5, 1997, the Money Market Fund's investment policy was changed to maintain a constant net asset value in accordance with Rule 2a-7 of the 1940 Act, as amended, governing money market funds. To effect this change the Money Market Fund declared a stock split in the ratio of 10.41 to 1. As a result of the stock split, the Money Market Fund began maintaining a constant net asset value per share of $1.00. The financial highlights of the Money Market Fund have been restated to reflect this stock split.

As of December 12, 1997, shares of the Government Securities Fund were no longer offered.

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Investment Management Incorporated ("GEIM"), the investment adviser and administrator of each Fund. As of June 30, 1998, The Life Insurance Company of Virginia ("Life of Virginia") and Great Northern Insured Annuity Corporation ("GNA"), each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest. Life of Virginia and GNA are indirect wholly-owned subsidiaries of General Electric Capital Corporation and, as such are affiliates of GEIM.


2. Summary of Significant Accounting Policies

The following summarizes the significant accounting policies of the Company:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates, but are expected to be immaterial.


SECURITY VALUATION AND TRANSACTIONS

Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are principally traded. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Forward foreign currency contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. Short-term investments maturing within 60 days are valued at amortized cost. Fund positions which cannot be valued as set forth above are valued at fair value determined under procedures approved by the Board of Directors of the Funds.

The Money Market Fund values its securities using the amortized cost method, in accordance with Rule 2a-7 of the 1940 Act, under which securities initially are valued at cost and, thereafter, are assumed to have a constant amortization of any discount or premium to maturity. Amortized cost approximates fair value.

                         NOTES TO FINANCIAL STATEMENTS JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

Transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of specific identified cost for both financial statement and federal tax purposes.


FOREIGN CURRENCY

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss from investments. Reported net realized exchange gains or losses from foreign currency transactions represent sale of foreign currencies, currency gains or losses between the trade date and the settlement date on securities transactions, net realized gains and losses on sales and maturities of forward foreign currency contracts, and the difference between the amounts of net investment income accrued on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities as a result of changes in exchange rates.


INCOME TAXES

The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders and, therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.


INVESTMENT INCOME

Corporate actions (including cash dividends) are recorded net of nonreclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information is available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted or amortized to call or maturity date, whichever is shorter, using the effective yield method.


EXPENSES

Expenses of the Company which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by GEIM, investment adviser to the Funds, and reimbursed by the Funds up to the voluntary expense limitations.


DISTRIBUTIONS TO SHAREHOLDERS

The Money Market Fund declares investment income dividends daily and pays them monthly. All other Funds declare and pay dividends of net investment income annually. All Funds declare and pay net realized capital gain distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, losses deferred due to wash sale transactions, and deferred organization expenses. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments. During any particular year, net realized gains from investment transactions in excess of any applicable capital loss carryforwards would be taxable to the Funds if not distributed and, therefore, will be declared and paid to their shareholders annually.


WHEN-ISSUED SECURITIES

The Funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous yields. In connection with such purchases, the Fund is required to maintain cash or liquid

                         NOTES TO FINANCIAL STATEMENTS JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

assets in value, market-to-market on a daily basis, equal to commitments for such when-issued securities.


FOREIGN SECURITIES

All Funds may invest in foreign securities, subject to certain limitations. There are certain additional risks involved when investing in foreign securities (including those denominated in foreign currencies) that are not inherent in domestic securities. These risks may involve, among others; foreign currency exchange rate fluctuations; lack of uniform accounting, auditing and financial reporting standards; adverse political and economic developments; and the imposition of unfavorable foreign governmental laws and restrictions.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The International Equity Fund, U.S. Equity Fund, Total Return Fund, Global Income Fund and the Income Fund, may each purchase or sell forward foreign currency exchange contracts for 1) hedging purposes; 2) protection against declines in value of its foreign currency denominated or quoted portfolio securities; or 3) protection against an anticipated rise in the U.S. dollar prices of securities it intends to purchase. In addition, the International Equity Fund, Total Return Fund and Global Income Fund may purchase or sell such contracts for speculative purposes.

Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. When the contract is closed, the Fund records a gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gains and losses are disclosed in the realized or unrealized gain (loss) on foreign currency related transactions in the accompanying Statements of Operations.


REPURCHASE AGREEMENTS

Each of the Funds enters into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.


FUTURES CONTRACTS AND OPTIONS

Certain Funds may invest in futures contracts and options to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Buying futures, writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument. Selling futures, buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. Futures contracts and written options involve, to varying degrees, risks in excess of each applicable Fund's variation margin or the option value reflected in each applicable Fund's Statement of Assets and Liabilities. The underlying face value shown in the Schedule of Investments under the captions "Other Information", "Call Options" and "Put Options" reflect the extent of the involvement the Funds have, if any, in the particular classes of these instruments. Losses may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities and interest rates. Losses also may arise if there is an illiquid secondary market for the instruments, or an inability of counterparties to perform.

Upon entering into a futures contract, the Funds are required to deposit with the Funds' custodian, in a segregated account either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily change in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the futures contract is closed.

The Funds will realize a gain or loss upon the expiration or closing of an option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the proceeds on the sale of the security for a purchased put or cost of the security for a call option is adjusted by the amount of premium received or paid.


SECURITY LENDING

The Funds may loan securities to brokers, dealers, and financial institutions determined by GEIM to be creditworthy, up to a maximum of 20% (30% for the Income Fund, U.S. Equity Fund and Premier Growth Equity Fund) of the total value of the Fund's assets. The loans of securities will be secured by collateral in the form of cash or other liquid assets, which will be segregated and maintained with the custodian in an amount at least equal to the current market value of the loaned securities. The Funds receive a lender fee in addition to the interest and dividends on the loaned securities during the term of the

                         NOTES TO FINANCIAL STATEMENTS JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

loan. A Fund will receive any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested during the term of the loan. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices.


3. Fees and Compensation Paid to Affiliates

ADVISORY AND ADMINISTRATION FEES

GE Investment Management, Incorporated ("GEIM"), a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Funds.

Compensation of GEIM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services, is paid monthly based on the average daily net assets of each Fund. The advisory and administration fee for International Equity Fund, Real Estate Securities Fund, Total Return Fund, Income Fund and Money Market Fund decline incrementally as each Fund's assets increase. The advisory and administrative fee is stated in the following schedule:

                                   Annualized based on average daily net assets
                                   --------------------------------------------

                                     Average Daily              Advisory and
                                  Net Assets of Fund        Administration Fees
--------------------------------------------------------------------------------

International Equity Fund          First $100 million            1.00%
                                   Next $100 million              .95%
                                   Over $200 million              .90%

Real Estate Securities Fund        First $100 million             .85%
                                   Next $100 million              .80%
                                   Over $200 million              .75%

Premier Growth Equity Fund         All assets                     .65%

U.S Equity Fund                    All assets                     .55%

Value Equity Fund                  All assets                     .65%

S&P 500 Index Fund                 All assets                     .35%

Total Return Fund                  First $100 million             .50%
                                   Next $100 million              .45%
                                   Next $100 million              .40%
                                   Next $100 million              .35%
                                   Over $400 million              .30%

Global Income Fund                 All assets                     .60%


                                     Average Daily              Advisory and
                                  Net Assets of Fund        Administration Fees
--------------------------------------------------------------------------------

Income Fund                       First $100 million            .50%
                                  Next $100 million             .45%
                                  Next $100 million             .40%
                                  Next $100 million             .35%
                                  Over $400 million             .30%

Money Market Fund*                First $100 million            .50%
                                  Next $100 million             .45%
                                  Next $100 million             .40%
                                  Next $100 million             .35%
                                  Over $400 million             .30%

* The Adviser has voluntarily agreed to waive a portion of the fee payable by the Money Market Fund so that the fee paid is equal to .25%.

From time to time, GEIM may waive or reimburse advisory or administrative fees paid by a Fund.


DIRECTORS COMPENSATION

The Funds pay no compensation to their Directors who are officers or employees of Life of Virginia or GEIM or its affiliates. Directors who are not such officers or employees receive an annual fee of $6,000 and an additional fee of $500 per Directors' meeting attended in person and an additional fee of $250 for each Directors' conference call meeting attended.


4. Sub-advisory Fees

Pursuant to an investment sub-advisory agreement with GEIM, effective July 23, 1997, Seneca Capital Management, L.L.C. ("Seneca") is the sub-adviser to the Real Estate Securities Fund, and pursuant to investment sub-advisory agreements with GEIM, effective May 1, 1997, GE Investments (US) Limited ("GEIUS") is the sub-adviser to the Global Income Fund and NWQ Investment Management Company ("NWQ") is the sub-adviser to the Value Equity Fund. Pursuant to an investment sub-advisory agreement with GEIM, effective July 24, 1997, State Street Global Advisors ("SSGA"), a division of State Street Bank and Trust Company, is the sub-adviser to the S&P 500 Index Fund.

For their services GEIM pays Seneca, GEIUS, NWQ and SSGA monthly compensation in the form of a sub-advisory fee. Seneca, GEIUS, NWQ and SSGA are responsible for the day-to-day portfolio management of their respective funds, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, under the general supervision of GEIM and the Board.

                         NOTES TO FINANCIAL STATEMENTS JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

5. Aggregate Unrealized Appreciation and Depreciation

Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at June 30, 1998, were as follows:

                                                                   NET
                              GROSS            GROSS           UNREALIZED
                           UNREALIZED       UNREALIZED        APPRECIATION
                          APPRECIATION      DEPRECIATION     (DEPRECIATION)
--------------------------------------------------------------------------------

International
   Equity Fund           $  7,214,947       $  1,678,787       $  5,536,160

Real Estate
   Securities Fund          4,154,555          1,615,232          2,539,323

Premier Growth
   Equity Fund              3,095,609            244,238          2,851,371

Value Equity Fund           8,189,617          2,554,272          5,635,345

U.S. Equity Fund            3,945,129            415,828          3,529,301

S&P 500 Index
   Fund                    55,913,524          2,536,461         53,377,063

Total Return Fund           9,737,740            730,811          9,006,929

Global Income
   Fund                        49,238            176,754           (127,516)

Income Fund                   970,311            658,570            311,741

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at June 30, 1998.


6. Options

During the period ended June 30, 1998, the following option contracts were written:

                              TOTAL RETURN FUND               INCOME FUND
--------------------------------------------------------------------------------
                              NUMBER                       NUMBER
                           OF CONTRACTS   PREMIUM      OF CONTRACTS    PREMIUM
--------------------------------------------------------------------------------
Balance as of
   December
   31, 1997                   520        $  1,825           720        $  2,278

Written                     2,355           8,273         5,770          22,279

Closed and
   Expired                 (1,885)         (6,586)       (4,645)        (17,678)

Exercised                    (330)         (1,894)         (365)         (3,250)
--------------------------------------------------------------------------------
Balance as of
   June 30, 1998              660        $  1,618         1,480        $  3,629
--------------------------------------------------------------------------------


7. Investment Transactions

The cost of purchases and the proceeds from sales of investments, other than U.S. Government securities, short-term securities and options, for the period ended June 30, 1998, were as follows:

                             PURCHASES            SALES
--------------------------------------------------------------

International
  Equity Fund              $12,721,546         $12,670,635

Real Estate
  Securities Fund           18,340,958           9,066,195

Premier Growth
  Equity Fund                2,929,878           4,657,686

Value Equity Fund           16,337,290           2,389,849

U.S. Equity Fund             3,967,291           3,788,709

S&P 500 Index Fund          70,267,270          15,581,184

Total Return Fund           10,412,235           9,638,526

Global Income Fund             260,002                   0

Income Fund                  8,079,395           4,014,532

The cost of purchases and the proceeds from sales of long-term U.S. Government securities for the period ended June 30, 1998, were as follows:

                             PURCHASES            SALES
--------------------------------------------------------------

U.S. Equity Fund           $    35,975         $    48,409

S&P 500 Index Fund             838,938             963,090

Total Return Fund           32,321,095          28,417,835

Global Income Fund           4,266,776           2,604,211

Income Fund                 42,095,857          39,048,940


8. Substitution Order

On or about May 16, 1997, Life of Virginia, GNA and several other applicants filed an application with the Securities and Exchange Commission ("SEC") seeking an order approving the substitution of shares of certain investment funds of the Company for shares of the portfolios of GNA Variable Series Trust ("VST") and Variable Investment Trust ("VIT"), the Money Market Portfolio of Variable Insurance Products Fund ("VIPF"), the Oppenheimer Money Market Fund of Oppenheimer Variable Account Funds ("OVAF") and the Limited Maturity Bond Portfolio of Neuberger &

                         NOTES TO FINANCIAL STATEMENTS JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

Berman Advisers Management Trust ("AMT"), each a diversified, open-end investment company (collectively the "Substituted Portfolios").

The effect of such a share substitution was to replace the Substituted Portfolios with investment funds of the Company as investment options under certain variable annuity contracts. The substitution order also involved the proposed substitution of shares of the Company's Government Securities Fund for shares of the Income Fund.

On December 12, 1997, the substitution order was executed. Shares of the Substituted Portfolios and the Government Securities Fund were substituted by shares of specified investment funds of the Company. Information related to the substitution order for the Substituted Portfolios are as follows:



                                     SUBSTITUTED                  SHARES         NET ASSETS        NET ASSETS AFTER
FUNDS SUBSTITUTED                    BY                           ISSUED         SUBSTITUTED       SUBSTITUTION
---------------------------------------------------------------------------------------------------------------------

VIT GE Money Market Portfolio       Money Market Fund             22,832,172     $22,832,172       $144,797,288
VIPF Money Market Portfolio
OVAF Oppenheimer Money
Market Fund

Government Securities Fund          Income Fund                    3,726,789      45,168,688         45,168,688
VST GNA Adjustable Rate
Portfolio
VST GNA Government Portfolio
VIT GE Fixed Income Portfolio*
AMT Limited Maturity Bond
Portfolio

VST GNA Value Portfolio              Value Equity Fund             1,122,292      14,376,556         29,448,743

VIT GE International                 International Equity            814,899       8,523,846         31,174,385
Equity Portfolio                     Fund

VIT GE U.S. Equity Portfolio*        U.S. Equity Fund                857,652      23,353,860         23,353,860

VST GNA Growth Portfolio             Premier Growth Equity Fund      315,394      15,703,463         15,703,463



The VIT GE U.S. Equity Portfolio and VIT GE Fixed Income Portfolio were deemed the accounting survivors in the transaction; therefore, the financial statements of the U.S. Equity Fund and Income Fund reflect the financial information of VIT GE U.S. Equity Portfolio and VIT GE Fixed Income Portfolio, respectively.


* Shares and proceeds from the substitution from the VIT GE U.S. Equity Portfolio and the VIT GE Fixed Income Portfolio into the U.S. Equity Fund and the Income Fund, respectively, are reflected in the above table. However, these amounts are netted from the "proceeds from substitution of fund" and "shares from substitution of fund" in the Statements of Changes in Net Assets on pages 58 and 59 for each of the respective funds.

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                                           GE INVESTMENTS FUNDS' INVESTMENT TEAM
--------------------------------------------------------------------------------

Portfolio Managers

INTERNATIONAL EQUITY FUND
Team led by
Ralph R. Layman, GEIM

REAL ESTATE SECURITIES FUND
David A. Shapiro, Seneca

PREMIER GROWTH EQUITY FUND
David B. Carlson, GEIM

VALUE EQUITY FUND
Jon D. Bosse, NWQ

U.S. EQUITY FUND
Team led by
Eugene K. Bolton, GEIM

S&P 500 INDEX FUND
Team led by
James B. May, SSGA

TOTAL RETURN FUND
David B. Carlson, GEIM
Ralph R. Layman, GEIM
Robert A. MacDougall, GEIM

GLOBAL INCOME FUND
William R. Wright, GEIUS

INCOME FUND
MONEY MARKET FUND
Team led by
Robert A. MacDougall, GEIM


Board of Directors
Michael J.Cosgrove, Chairman

John R. Costantino
William J. Lucas
Robert P. Martin, Jr.
J. Clifford Miller, III
J. Garnett Nelson
Lee A. Putney
Robert P. Quinn

Secretary
Matthew J. Simpson

Treasurer
Jeffrey A. Groh

Assistant Treasurer
Robert J. Zalucki

Distributor
GE Investment Distributors, Inc.
Member NASD and SIPC

Counsel
Sutherland, Asbill & Brennan, L.L.P.

Custodian
State Street Bank & Trust Company

Independent Accountants
KPMG Peat Marwick LLP


Investment Adviser
and Administrator
GE Investment Management Incorporated

Officers of the Investment Adviser
John H. Myers, Chairman of the Board and President
Eugene K. Bolton, EVP, Domestic Equities
Michael J. Cosgrove, EVP, Mutual Funds
Ralph R. Layman, EVP, International Equities
Alan M. Lewis, EVP, General Counsel and Secretary
Robert A. MacDougall, EVP, Fixed Income
Geoffrey R. Norman, EVP, Institutional Marketing
Thomas J. Szkutak, EVP, Chief Financial Officer
Don W. Torey, EVP, Alternative Investments and Real Estate

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